                                                     [PHOTO]

                                                     Smith Barney
                                                     Balanced Fund

                                                     -------------
                                     [GRAPHIC]       ANNUAL REPORT
                                                     -------------

                                                     July 31, 1999

                                        [LOGO]       Smith Barney
                                                     Mutual Funds

Smith Barney
Balanced Fund

The Smith Barney Balanced Fund ("Fund")seeks current income and long-term capital appreciation by investing in equity and debt securities. The Fund will maintain a target asset allocation of approximately 60% of its total assets in equity securities and 40% of its total assets in fixed-income securities. Up to 25% of the Fund's assets may be invested in below investment grade securities.

Smith Barney Balanced Fund
Average Annual Total Returns
July 31, 1999

                                                Without Sales Charge(1)
                                      ------------------------------------------
                                      Class A     Class B     Class L    Class O
================================================================================
One-Year                               12.27%      11.78%      11.43%     11.79%
--------------------------------------------------------------------------------
Five-Year                              13.35       12.82         N/A      12.85
--------------------------------------------------------------------------------
Ten-Year                                 N/A       10.19         N/A        N/A
--------------------------------------------------------------------------------
Since Inception++                      10.78       10.86        7.85       9.39
================================================================================

                                                  With Sales Charge(2)
                                      ------------------------------------------
                                      Class A     Class B     Class L    Class O
================================================================================
One-Year                                6.65%       7.59%       9.46%     10.95%
--------------------------------------------------------------------------------
Five-Year                              12.19       12.69         N/A      12.85
--------------------------------------------------------------------------------
Ten-Year                                 N/A       10.19         N/A        N/A
--------------------------------------------------------------------------------
Since Inception++                       9.93       10.86        6.91       9.39
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

++ Inception dates for Class A, B, L and O shares are November 6, 1992, March 28, 1988, June 15, 1998 and February 4, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

We are pleased to report that the equity portion of the Fund enjoyed good returns since broadening its mandate to a diversified stock portfolio from its previous utility fund emphasis. For the last year the Fund's equity component slightly outperformed the S&P 500. Performance was helped by strong returns from our technology holdings.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

             Class A                      SUTAX
             Class B                      SLSUX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ........................................................    1

Historical Performance ....................................................    5

Smith Barney Balanced Fund at a Glance ....................................    8

Schedule of Investments ...................................................    9

Statement of Assets and Liabilities .......................................   22

Statement of Operations ...................................................   23

Statements of Changes in Net Assets .......................................   24

Notes to Financial Statements .............................................   25

Financial Highlights ......................................................   30

Independent Auditors' Report ..............................................   34

Tax Information ...........................................................   35

Additional Shareholder Information ........................................   36

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]                            [PHOTO]

HEATH B. MCLENDON                  JOHN C. BIANCHI, CFA

Chairman                           Vice President and
                                   Investment Officer


[PHOTO]                            [PHOTO]

CHARLES P. GRAVES III, CFA         JAMES E. CONROY

Vice President and                 Vice President and
Investment Officer                 Investment Officer


Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Balanced Fund ("Fund"), for the year ended July 31, 1999. We hope you find this report to be useful and informative. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Performance Update

For the year ended July 31, 1999, the Smith Barney Balanced Fund's ("Fund") Class A shares returned 12.27%, without sales charges, versus the Lipper, Inc. balanced fund peer group average of 10.40% for the same period. (Lipper is a major independent fund-tracking organization.)

During the same period, the Standard & Poor's 500 Index ("S&P 500"), a common measure of broad stock market performance, returned 20.20% and the Lehman Brothers Government/Corporate Bond Index, which tracks the performance of the overall bond market, posted a return of 2.33%. As of July 31, 1999, stocks represented roughly 59.5% of the Fund's total net assets, bonds made up approximately 40%, and cash made up 0.5%. For additional performance information about the Fund's other classes of shares, please refer to page five.

Investment Strategy Update

In selecting stocks for the Fund, we employ an investing approach emphasizing a portfolio broadly diversified across a wide range of industries. Generally, the stock portion of the Fund will be composed of mostly mid- to large-capitalization companies. However, the Fund may also invest in smaller-capitalization companies if they otherwise meet the same investment criteria.

Stock Market Update*

The last twelve months were a very rewarding time to be invested in stocks. Driven by continued strong domestic economic growth, little or no inflation, low interest rates and strong corporate profit growth, stocks, as measured by the S&P 500, returned more than 20%. But it was also a year in which we witnessed the two faces of the market. Late last summer political and economic uncertainty shook world markets and exposed investors to increased levels of volatility. Stocks fell sharply going


----------
* Please note that the Fund's holdings are as of July 31, 1999 and are subject to change.


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                     1
into October but, as has so often been the case during this bull market, rebounded shortly thereafter.

The stock market continued to reach new highs in early 1999 but did so in a manner very different from what investors experienced in 1998. After spending much of the last year in the shadow of large-cap growth stocks, large-cap value stocks are finally starting to provide good relative returns. Fueled by a growing consensus that the world is on the edge of prolonged period of synchronized global growth, many stocks in the chemical, transportation, paper, metal and other cyclical industries moved up more in price in the month of April than they had in the previous year and a half. We expect the remainder of 1999 to be characterized by a better balance of returns between growth and value stocks.

We are pleased to report that the equity portion of the Fund enjoyed good returns since broadening its mandate to a diversified stock portfolio from its previous utility fund emphasis. For the last year the Fund's equity component slightly outperformed the S&P 500. Performance was helped by strong returns from our technology holdings.

In fact, four out of the five top performing stocks for the year were technology related -- Sun Microsystems, EMC Corp, Cisco Systems and Motorola. The second best performing sector was energy. Although we started to add to positions in this sector earlier in 1999, we should have been more aggressive. Our oil service stocks Haliburton and Schlumberger responded well as oil prices doubled from their January 1999 levels. Also helping was our overweighted position in telecommunication stocks MCI/Worldcom, Lucent Technologies and Ameritech.

One decision that did not generate particularly good performance was our decision to overweight finance stocks. While there were periods of strong performance for this group, overall returns for the last year are just a little better than flat. This sector, made up mostly of large bank stocks, initially suffered from last summer's emerging markets financial crisis and is now the victim of rising interest rates. Yet even in a difficult interest rate environment, many financial companies continue to produce impressive results. For example, our largest holding, Chase Manhattan Bank, was, at the beginning of the year, expected to earn $5.13 for all of 1999. Today the company is expected to earn $5.49 for all of 1999, a 7% improvement in expectations even as rates were on the rise. We continue to believe that many finance stocks, with solid double-digit growth rates and P/E multiples in the mid teens, represent very good investment value.

Bond Market Update*

It was a difficult year for fixed income investments. A strong economy, tight labor markets and the persistent fear of accelerating inflation fueled concerns of restrictive Federal Reserve Board ("Fed") monetary policy. In this "good news is bad news" year, fixed income investment returns were generally disappointing i.e., 2.31% for the Salomon Government/Corporate Bond Index for the year ended July 31, 1999. (The Salomon Government/Corporate Bond Index is a broad measure of the performance of U.S. Treasury and U.S. Government Agency securities with fixed-rate coupons and weighted average maturities of at least one year). Longer maturity U.S. Treasury yields ended 40 basis points higher while intermediate maturity Treasuries ended 20 basis points higher. Short-term rates actually finished lower as Fed action throughout the year resulted in a 50 basis point net reduction in overnight lending rates.

Although U.S. Treasury securities did not do well, other fixed income investments provided even less return. In addition to negative macro economic events, non-treasury fixed income securities such as corporate


----------
* Please note that the Fund's holdings are as of July 31, 1999 and are subject to change.


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders
bonds, mortgage-backed securities and high yield bonds were hurt by:

o The financial crisis in emerging markets that precipitated a flight to quality. That is, in the turbulent global economic conditions of last fall and earlier this year, investors had a preference for U.S. government securities rather than corporate issues.

o A massive supply of new corporate issues as companies rushed to lock in low rates and issue bonds in advance of the beginning of the year 2000.

More specifically, in corporate bonds and mortgage backed securities, yields rose approximately 85 basis points and 100 basis points respectively. The underperformance of mortgage-backed securities has been particularly perplexing as these securities typically do relatively well in rising interest rate environments.

In the high yield market the better quality segments of the high yield bond market continued to underperform lower quality CCC/Caa rated issues during the past seven months. Although higher quality issues have a lower risk of default, these issues tend to be more sensitive to the movements of the U.S. Treasury market. At the same time, the lower quality high yield issues have a higher risk of default but tend to react more closely to stock market trends. The lower quality segment of the high yield market clearly benefited from strong domestic economic growth so far in 1999 and the strong performance returns generated by the U.S. stock market.

The strongest performing industry sectors were basic materials (i.e., forest products, metals, mining etc.) and energy. This was not surprising given the increasing risk of higher inflation caused by stronger than expected economic growth both domestically and abroad. The weakest industry sectors included media (i.e., cable TV and broadcasting) and telecommunications. A number of media and telecommunications companies rushed new issues into the markets in the second quarter of 1999, putting further pressure on the existing issues in these sectors.

Markets Outlook

We expect the remainder of the year to be an uphill battle for stocks. That is not to say we are expecting a correction similar to what ocurred in the summer of 1998, but rather that returns are not likely to come as easily in the second half of the year as they did in the first half. Our research now suggests that stocks are fully valued relative to the current level of interest rates. Stocks should begin to look more attractive if one of three things happen: first, the market corrects (i.e., prices decline), interest rates come down or earnings growth improves.

Already, the interest rate environment has moved from negative to neutral. Also, corporate profit growth appears to be slowly improving, with many analysts recently increasing their 1999 and 2000 earnings estimates for the S&P 500. Our two largest equity sector exposures continue to be in finance and technology and we have recently increased our exposure in healthcare sector. Our increased interest in healthcare stocks is a result of the significant declines in the prices of many of these stocks due to concerns about the potential impact of prescription drug coverage through Medicare. We believe the concerns, while serious, are overblown and have created attractive buying opportunities.

In the fixed income markets, we believe the relative underperformance of investment grade and mortgage backed bonds relative to U.S. Treasury bonds has also created investment opportunity. Although we have elected not to alter our maturity structure from neutral, we did increase our allocation to mortgage backed bonds. Also, we anticipate an improvement in the relative performance of the high yield bond


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                     3
market and, in particular, in the middle quality segment of the market and select commodity sectors such as paper, energy and steel.

In closing, thank you for investing in the Smith Barney Balanced Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,


/s/ Heath B. McLendon                     /s/ John C. Bianchi, CFA

Heath B. McLendon                         John C. Bianchi, CFA
Chairman                                  Vice President and
                                          Investment Officer


/s/ Charles P. Graves III, CFA            /s/ James E. Conroy

Charles P. Graves III, CFA                James E. Conroy

Vice President and                        Vice President and
Investment Officer                        Investment Officer

August 23, 1999


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                               ----------------------
                               Beginning        End          Income     Capital Gain      Return        Total
Year Ended                      of Year       of Year       Dividends   Distributions    of Capital    Returns(1)
=================================================================================================================
7/31/99                         $16.52        $13.86          $0.37        $3.66           $0.00        12.27%
-----------------------------------------------------------------------------------------------------------------
7/31/98                          15.53         16.52           0.68         0.83            0.00        16.70
-----------------------------------------------------------------------------------------------------------------
7/31/97                          14.51         15.53           0.82         0.32            0.00        15.48
-----------------------------------------------------------------------------------------------------------------
7/31/96                          14.03         14.51           0.82         0.00            0.00         9.21
-----------------------------------------------------------------------------------------------------------------
7/31/95                          13.28         14.03           0.82         0.08            0.02        13.24
-----------------------------------------------------------------------------------------------------------------
7/31/94                          15.97         13.28           0.83         0.50            0.00        (8.99)
-----------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93            14.36         15.97           0.64         0.13            0.00        17.01+
=================================================================================================================
  Total                                                                    $4.98           $5.52        $0.02
=================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                               ----------------------
                               Beginning        End          Income     Capital Gain      Return        Total
Year Ended                      of Year       of Year       Dividends   Distributions    of Capital    Returns(1)
=================================================================================================================
7/31/99                         $16.49        $13.82          $0.32        $3.66           $0.00        11.78%
-----------------------------------------------------------------------------------------------------------------
7/31/98                          15.52         16.49           0.62         0.83            0.00        16.17
-----------------------------------------------------------------------------------------------------------------
7/31/97                          14.51         15.52           0.75         0.32            0.00        14.88
-----------------------------------------------------------------------------------------------------------------
7/31/96                          14.02         14.51           0.75         0.00            0.00         8.78
-----------------------------------------------------------------------------------------------------------------
7/31/95                          13.28         14.02           0.76         0.08            0.02        12.62
-----------------------------------------------------------------------------------------------------------------
7/31/94                          15.97         13.28           0.75         0.50            0.00        (9.52)
-----------------------------------------------------------------------------------------------------------------
7/31/93                          14.83         15.97           0.80         0.15            0.00        14.69
-----------------------------------------------------------------------------------------------------------------
7/31/92++                        13.95         14.83           0.35         0.00            0.01         8.98+
-----------------------------------------------------------------------------------------------------------------
2/28/92                          13.21         13.95           0.84         0.15            0.03        13.63
-----------------------------------------------------------------------------------------------------------------
2/28/91                          12.93         13.21           0.90         0.10            0.00        10.46
-----------------------------------------------------------------------------------------------------------------
2/28/90                          12.09         12.93           0.90         0.21            0.00        16.34
=================================================================================================================
  Total                                                       $7.74        $6.00           $0.06
=================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                               ----------------------
                               Beginning        End          Income     Capital Gain      Return        Total
Year Ended                      of Year       of Year       Dividends   Distributions    of Capital    Returns(1)
=================================================================================================================
7/31/99                         $16.52        $13.83          $0.29        $3.66           $0.00        11.43%
-----------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/98            17.14         16.52           0.00         0.23            0.00        (2.28)+
=================================================================================================================
  Total                                                       $0.29        $3.89           $0.00
=================================================================================================================


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                     5

--------------------------------------------------------------------------------
Historical Performance -- Class O Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                               ----------------------
                               Beginning        End          Income     Capital Gain      Return        Total
Year Ended                      of Year       of Year       Dividends   Distributions    of Capital    Returns(1)
=================================================================================================================
7/31/99                         $16.50        $13.83          $0.32        $3.66           $0.00        11.79%
-----------------------------------------------------------------------------------------------------------------
7/31/98                          15.53         16.50           0.63         0.83            0.00        16.19
-----------------------------------------------------------------------------------------------------------------
7/31/97                          14.51         15.53           0.75         0.32            0.00        15.01
-----------------------------------------------------------------------------------------------------------------
7/31/96                          14.02         14.51           0.75         0.00            0.00         8.80
-----------------------------------------------------------------------------------------------------------------
7/31/95                          13.28         14.02           0.76         0.08            0.02        12.62
-----------------------------------------------------------------------------------------------------------------
7/31/94                          15.97         13.28           0.75         0.50            0.00        (9.52)
-----------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93            15.17         15.97           0.39         0.02            0.00         8.08+
=================================================================================================================
  Total                                                       $4.35        $5.41           $0.02
=================================================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                                      Without Sales Charge(1)
                                                       -------------------------------------------------------
                                                       Class A          Class B         Class L        Class O
==============================================================================================================
Year Ended 7/31/99                                      12.27%           11.78%          11.43%         11.79%
--------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/99                                13.35            12.82             N/A          12.85
--------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/99                                   N/A            10.19             N/A            N/A
--------------------------------------------------------------------------------------------------------------
Inception* through 7/31/99                              10.78            10.86            7.85           9.39
==============================================================================================================

                                                                        With Sales Charge(2)
                                                       -------------------------------------------------------
                                                       Class A          Class B         Class L        Class O
==============================================================================================================
Year Ended 7/31/99                                       6.65%            7.59%          9.46%          10.95%
--------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/99                                12.19            12.69            N/A           12.85
--------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/99                                   N/A            10.19            N/A             N/A
--------------------------------------------------------------------------------------------------------------
Inception* through 7/31/99                               9.93            10.86           6.91            9.39
==============================================================================================================


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 7/31/99)                             99.20%
--------------------------------------------------------------------------------
Class B (7/31/89 through 7/31/99)                               163.97
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/99)                              8.89
--------------------------------------------------------------------------------
Class O (Inception* through 7/31/99)                             78.97
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC charge is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

++ For the period from March 1, 1992 to July 31, 1992, which reflects a change in the fiscal year end of the Fund.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L and O shares are November 6, 1992, March 28, 1988, June 15, 1998 and February 4, 1993, respectively.


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                     7

--------------------------------------------------------------------------------
Smith Barney Balanced Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Smith Barney Balanced Fund vs. Standard & Poor's 500 Index and Lehman Brothers Government/Corporate Bond Index+

--------------------------------------------------------------------------------

                             July 1989 -- July 1999

                                  [LINE CHART]

                   Smith Barney                Lehman Brothers              Standard & Poors
              Balanced Fund Class B   Government/Corporate Bond Index          500 Index
July 1989             10000                        10000                         10000
July 1990              9990                        10623                         10651
July 1991             11363                        11711                         12006
July 1992             13721                        13541                         13539
July 1993             15866                        15035                         14719
July 1994             14445                        15016                         15476
July 1995             16267                        16537                         19510
July 1996             17695                        17414                         22741
July 1997             20328                        19292                         34591
July 1998             23614                        20850                         41267
July 1999             26396                        21334                         49601

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1989, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1999. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate and long-term U.S. government bonds and corporate bonds. Figures for the indices include reinvestment of dividends. The indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Five Equity Holdings*
--------------------------------------------------------------------------------
1.  Chase Manhattan Corp.                                                  2.3%
--------------------------------------------------------------------------------
2.  EMC Corp.                                                              2.2
--------------------------------------------------------------------------------
3.  Cisco Systems, Inc.                                                    2.1
--------------------------------------------------------------------------------
4.  Merck & Co., Inc.                                                      2.1
--------------------------------------------------------------------------------
5.  MCI WorldCom, Inc.                                                     1.8
--------------------------------------------------------------------------------

Top Five Bond Holdings*
--------------------------------------------------------------------------------
1.  Nextlink Communications                                                0.6%
--------------------------------------------------------------------------------
2.  United International Holdings                                          0.6
--------------------------------------------------------------------------------
3.  PSINet                                                                 0.6
--------------------------------------------------------------------------------
4.  Unisys Corp.                                                           0.6
--------------------------------------------------------------------------------
5.  Allied Waste NA                                                        0.6
--------------------------------------------------------------------------------

* As a percentage of total investments.

Investment Breakdown
--------------------------------------------------------------------------------

                                   [PIE CHART]

Collateralized Mortgage Obligation               0.3%
U.S. Government and Agency Obligations           5.9%
Common and Preferred Stock                      60.2%
Corporate Bonds and Notes                       33.5%
Warrants                                         0.1%


--------------------------------------------------------------------------------
8                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 1999
--------------------------------------------------------------------------------

   SHARES                                 SECURITY                                            VALUE
======================================================================================================
COMMON STOCK -- 60.0%

Aerospace/Defense -- 0.7%
     129,000                Boeing Co.                                                    $  5,853,375
-------------------------------------------------------------------------------------------------------
Broadcasting -- 1.7%
     240,000                CBS Corp.(a)@                                                   10,545,000
     175,000                Infinity Broadcasting Corp.(a)@                                  4,823,438
-------------------------------------------------------------------------------------------------------
                                                                                            15,368,438
-------------------------------------------------------------------------------------------------------
Capital Goods -- 3.4%
     157,000                Deere & Co.                                                      6,005,250
     125,000                General Electric Co.                                            13,625,000
      60,000                Illinois Tool Works Inc.                                         4,458,750
      72,000                Textron, Inc.                                                    5,922,000
-------------------------------------------------------------------------------------------------------
                                                                                            30,011,000
-------------------------------------------------------------------------------------------------------
Consumer Durables -- 1.1%
      50,000                Black & Decker Corp.                                             2,887,500
     115,000                General Motors Corp.                                             7,007,813
-------------------------------------------------------------------------------------------------------
                                                                                             9,895,313
-------------------------------------------------------------------------------------------------------
Consumer Non-Durables -- 9.5%
     228,000                Colgate-Palmolive Co.                                           11,257,500
     315,625                Dollar General Corp.@                                            8,344,336
      10,100                eToys, Inc.(a)@                                                    403,367
     148,000                Gillette Co.                                                     6,484,250
     100,000                Interface Inc.                                                     893,750
     203,000                Lowe's Cos., Inc.                                               10,708,250
     285,000                Newell Rubbermaid, Inc.@                                        12,326,250
     240,000                Pepsi Bottling Group, Inc.                                       5,670,000
      85,000                PepsiCo, Inc.                                                    3,325,625
      70,000                Procter & Gamble Co.                                             6,335,000
     186,000                Rite Aid Corp.@                                                  3,940,875
     292,500                Staples, Inc.(a)                                                 8,445,937
      87,464                Unilever NV(a)                                                   6,111,547
-------------------------------------------------------------------------------------------------------
                                                                                            84,246,687
-------------------------------------------------------------------------------------------------------
Consumer Services -- 1.3%
     454,000                Kroger Co.(a)                                                   11,945,875
-------------------------------------------------------------------------------------------------------
Electric and Gas -- 3.0%
     154,000                AES Corp.(a)@                                                    9,240,000
     100,000                Allegheny Energy, Inc.                                           3,375,000
     200,000                Edison International                                             5,062,500
     112,000                Nisource, Inc.                                                   2,905,000
      77,000                PECO Energy Co.                                                  3,262,875
      73,000                Unicom Corp.                                                     2,865,250
-------------------------------------------------------------------------------------------------------
                                                                                            26,710,625
-------------------------------------------------------------------------------------------------------
Energy -- 3.7%
      78,626                BP Amoco PLC, Sponsored ADR@                                     9,110,788
     177,000                Coastal Corp.                                                    7,002,563
      86,000                El Paso Energy Corp.                                             3,079,875
     180,000                Halliburton Co.                                                  8,302,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                     9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

   SHARES                                 SECURITY                                            VALUE
======================================================================================================
Energy -- 3.7% (continued)
      85,000                Schlumberger Ltd.@                                            $  5,147,812
------------------------------------------------------------------------------------------------------
                                                                                            32,643,538
------------------------------------------------------------------------------------------------------
Financial Services -- 10.8%
      51,000                Allstate Corp.                                                   1,810,500
      99,000                American Express Co.                                            13,043,250
      95,000                American International Group, Inc.                              11,031,875
     323,000                Associates First Capital                                        12,374,937
     120,000                BankAmerica Corp.                                                7,965,000
     105,000                BankBoston Corp.                                                 4,928,437
     268,000                Chase Manhattan Corp.                                           20,602,500
       5,200                Donaldson, Lufkin & Jenrette, Inc. - DLJ Direct(a)@                112,125
     169,000                Freddie Mac                                                      9,696,375
     118,000                St. Paul Cos., Inc.                                              3,672,750
     107,000                State Street Corp.                                               7,583,625
      47,000                XL Capital Ltd., Class A Shares                                  2,467,500
------------------------------------------------------------------------------------------------------
                                                                                            95,288,874
------------------------------------------------------------------------------------------------------
Healthcare -- 5.2%
     118,000                Amgen, Inc.(a)                                                   9,071,250
      35,300                Baxter International Inc.                                        2,424,669
     123,000                Johnson & Johnson                                               11,331,375
      74,000                Medtronic, Inc.                                                  5,332,625
     270,000                Merck & Co., Inc.                                               18,275,625
------------------------------------------------------------------------------------------------------
                                                                                            46,435,544
------------------------------------------------------------------------------------------------------
Technology -- 13.7%
     294,000                Cisco Systems, Inc.(a)                                          18,264,750
     100,000                Compaq Computer Corp.                                            2,400,000
      99,000                Electronic Data Systems Corp.                                    5,970,938
     314,000                EMC Corp.(a)                                                    19,016,625
     150,000                Intel Corp.                                                     10,350,000
       5,000                Juniper Networks Inc.(a)                                           812,188
      94,300                Koninklijke Philips Electronics NV                               9,536,088
     220,000                Lucent Technologies Inc.                                        14,313,750
     125,000                Motorola, Inc.                                                  11,406,250
      35,000                N2H2, Inc.(a)                                                      448,437
     191,000                Sun Microsystems, Inc.(a)                                       12,964,125
     322,000                Xerox Corp.@                                                    15,697,500
------------------------------------------------------------------------------------------------------
                                                                                           121,180,651
------------------------------------------------------------------------------------------------------
Telecommunications -- 5.9%
     155,500                Ameritech Corp.                                                 11,390,375
     140,000                AT&T Corp.                                                       7,271,250
      78,000                GTE Corp.                                                        5,747,625
     190,000                MCI WorldCom, Inc.                                              15,675,000
     132,000                SBC Communications Inc.@                                         7,548,750
      25,000                Time Warner Telecom Inc.(a)                                        778,125
     100,000                Williams Cos., Inc.                                              4,206,250
------------------------------------------------------------------------------------------------------
                                                                                            52,617,375
------------------------------------------------------------------------------------------------------
                            TOTAL COMMON STOCK
                            (Cost -- $415,580,927)                                         532,197,295
======================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

   SHARES                                 SECURITY                                            VALUE
======================================================================================================
PREFERRED STOCK -- 0.2%

Banking -- 0.0%
         600                California Federated Capital, 9.125%                          $     15,525
------------------------------------------------------------------------------------------------------
Broadcasting -- 0.1%
       7,910                Capstar Communications Inc., 12.625%                               968,975
------------------------------------------------------------------------------------------------------
Healthcare -- 0.1%
       7,200                Fresenius Medical Care, 9.000%                                     718,200
------------------------------------------------------------------------------------------------------
                            TOTAL PREFERRED STOCK
                            (Cost -- $1,687,326)                                             1,702,700
======================================================================================================

    FACE
   AMOUNT                                 SECURITY                                            VALUE
======================================================================================================
COLLATERALIZED MORTGAGE OBLIGATION -- 0.3%

$  2,785,000                Airplanes Pass-Through Trust, 10.875% due 3/15/19
                            (Cost -- $3,077,425)                                             2,785,891
======================================================================================================
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 5.9%

U.S. Treasury Securities -- 2.3%
                            U.S. Treasury Notes:
   6,700,000                  6.500% due 8/15/05                                             6,860,532
   2,500,000                  6.125% due 8/15/07                                             2,506,975
  11,000,000                U.S. Treasury Bonds, 6.250% due 8/15/23                         10,918,490
------------------------------------------------------------------------------------------------------
                                                                                            20,285,997
------------------------------------------------------------------------------------------------------
U.S. Government Agencies -- 3.6%
   5,000,000                Federal Home Loan Bank (FHLB), 5.880% due 4/15/08                4,767,100
   5,000,000                Federal Home Loan Mortgage Corp. (FHLMC),
                              5.750% due 7/15/03                                             4,891,250
                            Federal National Mortgage Association (FNMA):
   5,000,000                  4.625% due 10/15/01                                            4,853,650
  14,894,907                  6.500% due 5/1/29                                             14,187,400
   3,000,000                Government National Mortgage Association (GNMA),
                              7.000% due 7/15/29                                             2,923,110
------------------------------------------------------------------------------------------------------
                                                                                            31,622,510
------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                            (Cost -- $54,355,704)                                            51,908,507
======================================================================================================

     FACE
   AMOUNT(b)   RATINGS(c)                 SECURITY                                           VALUE
======================================================================================================
CORPORATE BONDS AND NOTES -- 33.5%

Aerospace -- 0.5%
   1,125,000     B1*        BE Aerospace, 9.500% due 11/1/08                                 1,143,281
     575,000     B-         Dunlop Stand Aero Holdings, 11.875% due 5/15/09(d)                 585,781
     550,000     B-         Fairchild Corp., 10.750% due 4/15/09(d)@                           541,063
   2,500,000     Baa1*      Raytheon Co., 6.450% due 8/15/02                                 2,487,500
------------------------------------------------------------------------------------------------------
                                                                                             4,757,625
------------------------------------------------------------------------------------------------------
Air Freight/Delivery Services -- 0.0%
     385,000     B-         Atlas Air Inc., 9.250% due 4/15/08                                 372,969
------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

     FACE
   AMOUNT(b)   RATINGS(c)                 SECURITY                                           VALUE
======================================================================================================
Aluminum -- 0.1%
                            Kaiser Aluminum & Chemicals:
     250,000     B1*          Series B, 10.875% due 10/15/06                                $  255,625
     220,000     B1*          Series D, 10.875% due 10/15/06                                   224,950
     675,000     B3*          12.750% due 2/1/03                                               683,438
------------------------------------------------------------------------------------------------------
                                                                                             1,164,013
------------------------------------------------------------------------------------------------------
Auto Parts -- 0.2%
   1,275,000     B          Collins & Aikman Products, 11.500% due 4/15/06                   1,300,500
     385,000     B          Dura Operating Corp., 9.000% due 5/1/09(d)                         370,562
------------------------------------------------------------------------------------------------------
                                                                                             1,671,062
------------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.1%
     945,000     B1*        Exide Corp., 10.000% due 4/15/05@                                  946,181
------------------------------------------------------------------------------------------------------
Banking -- 0.3%
   2,500,000     Aa3*       NationsBank Corp., 6.500% due 8/15/03                            2,468,750
------------------------------------------------------------------------------------------------------
Beverages - Soft Drinks -- 0.3%
   2,500,000     A+         Coca-Cola Enterprises, 6.750% due 1/15/38                        2,253,125
------------------------------------------------------------------------------------------------------
Broadcasting -- 0.5%
     260,000     B          Capstar Broadcasting, step bond to yield 11.002% due 2/1/09        223,275
   1,630,000     B1*        Chancellor Media Corp., 9.000% due 10/1/08                       1,646,300
                            Citadel Broadcasting:
     195,000     B-           10.250% due 7/1/07                                               210,112
     625,000     B-           9.250% due 11/15/08                                              642,187
   1,160,000GBP  NR         Diamond Holding Inc., 10.000% due 2/1/08                         1,911,245
------------------------------------------------------------------------------------------------------
                                                                                             4,633,119
------------------------------------------------------------------------------------------------------
Building Materials -- 0.1%
     580,000     B          Atrium Companies, Inc., 10.500% due 5/1/09(d)                      569,850
------------------------------------------------------------------------------------------------------
Building Materials Chains -- 0.0%
     350,000     BB         Building Materials Corp., Series B, 11.750% due 7/1/04             372,313
------------------------------------------------------------------------------------------------------
Building Products -- 0.4%
     555,000     B          Amatek Industries, 12.000% due 2/15/08(d)                          539,044
     300,000     B          NCI Building Systems Inc., 9.250% due 5/1/09(d)                    297,000
                            Nortek Inc., Series B:
   1,150,000     B+           9.250% due 3/15/07                                             1,161,500
   1,485,000     B+           9.125% due 9/1/07                                              1,488,712
     250,000     B+           8.875% due 8/1/08(d)                                             254,687
------------------------------------------------------------------------------------------------------
                                                                                             3,740,943
------------------------------------------------------------------------------------------------------
Cable Television -- 2.8%
   2,500,000     A-         Cable & Wireless Communications, 6.750% due 12/1/08              2,415,625
   1,250,000     BB-        Century Communications, zero coupon due 3/15/03                    550,000
                            Charter Communications Holdings Inc.:
   1,345,000     B+           Step bond to yield 9.920% due 4/1/04(d)                          827,175
     405,000     B+           8.625% due 4/1/09(d)                                             392,850
   2,250,000     BB-        CSC Holdings Inc., 10.500% due 5/15/16                           2,531,250
   1,650,000     B          Echostar DBS Corp., 9.375% due 2/1/09(d)                         1,674,750
                            NTL Inc.:
   1,205,000     B-           Step bond to yield 12.375% due 10/1/08                           837,475
   2,370,000     B-           11.500% due 10/1/08                                            2,595,150

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

     FACE
   AMOUNT(b)   RATINGS(c)                 SECURITY                                           VALUE
==========================================================================================================
Cable Television -- 2.8% (continued)
   1,760,000        BB-        Roger Cablesystems Ltd., 11.000% due 12/1/15                   $ 2,030,600
                               TeleWest Comunication PLC:
     490,000(GBP)   B+           Step bond to yield 9.875% due 4/15/09(d)                         492,159
   1,500,000        B+           11.250% due 11/1/08                                            1,695,000
   8,290,000        B          United Internationall Holdings, Series B, step bond
                                 to yield 11.348% due 2/15/08                                   4,849,650
   6,600,000        B2*        United Pan-Europe Communications, step bond to yield
                                 12.500% due 8/1/09                                             3,613,500
----------------------------------------------------------------------------------------------------------
                                                                                               24,505,184
----------------------------------------------------------------------------------------------------------
Casinos/Gambling -- 0.6%
     205,000        BB+        Circus Circus Enterprises, 7.6250% due 7/15/13                     182,450
   1,085,000        B          Harvey Casinos Resorts, 10.625% due 6/1/06                       1,129,756
                               Hollywood Park Inc.:
   1,230,000        B            9.250% due 2/15/07                                             1,208,475
     105,000        B            9.500% due 8/1/07                                                104,213
     965,000        B+         Horseshoe Gaming Holding, 8.625% due 5/15/09(d)                    933,638
     705,000        B          Isle of Capri Casinos Inc., 8.750% due 4/15/09(d)                  648,600
                               Station Casinos Inc.:
     350,000        B+           10.125% due 3/15/06                                              364,875
     955,000        B+           8.875% due 12/1/08(d)                                            943,063
----------------------------------------------------------------------------------------------------------
                                                                                                5,515,070
----------------------------------------------------------------------------------------------------------
Chemicals - Major -- 0.3%
                               Huntsman ICI Chemicals:
   5,165,000        B+           Zero coupon due 12/31/09                                       1,355,813
   1,000,000        B+           10.125% due 7/1/09(d)                                          1,005,000
----------------------------------------------------------------------------------------------------------
                                                                                                2,360,813
----------------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 0.2%
                               Lyondell Chemical Co.:
     485,000        BB           9.625% due 5/1/07(d)                                             492,275
     970,000        BB           9.875% due 5/1/07                                                979,700
----------------------------------------------------------------------------------------------------------
                                                                                                1,471,975
----------------------------------------------------------------------------------------------------------
Coal Mining -- 0.1%
   1,100,000        B          AEI Holding, 10.500% due 12/15/05(d)                             1,089,000
----------------------------------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 0.2%
   1,335,000        B          Columbus McKinnon Corp., 8.500% due 4/1/08                       1,291,612
----------------------------------------------------------------------------------------------------------
Consumer Electronics/Appliances -- 0.3%
   3,000,000        Baa*       Black & Decker, 6.625% due 11/15/00                              3,015,000
----------------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.7%
     740,000        B          AEP Industries Inc., 9.875% due 11/15/07                           732,600
     750,000(EUR)   NR         BSN Financing, 10.750% due 8/1/09                                  802,722
     205,000        B          Consolidated Container Co., 10.125% due 7/15/09(d)                 208,075
   1,000,000        B          Huntsman Packaging Corp., 9.125% due 10/1/07                       981,250
   1,610,000        B          Stone Container Finance, 11.500% due 8/15/06(d)                  1,714,650
                               Tekni-Plex:
   1,480,000        B-           Series B, 11.250% due 4/1/07                                   1,585,450
     325,000        B-           Series B, 9.250% due 3/1/08                                      322,562
----------------------------------------------------------------------------------------------------------
                                                                                                6,347,309
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

     FACE
   AMOUNT(b)   RATINGS(c)                 SECURITY                                           VALUE
======================================================================================================
Contract Drilling -- 0.3%
   1,495,000     BB         Pride International Inc., 10.000% due 6/1/09                    $1,532,375
      95,000     BB         Pride Petroleum, 9.375% due 5/1/07                                  96,425
     900,000     BB-        RBF Finance Co., 11.375% due 3/15/09(d)                            936,000
------------------------------------------------------------------------------------------------------
                                                                                             2,564,800
------------------------------------------------------------------------------------------------------
Discount Stores -- 0.6%
   1,860,000     B+         Ames Dept. Stores, 10.000% due 4/15/06(d)                        1,827,450
   2,000,000     A-         Dayton Hudson Corp., 6.750% due 1/1/28                           1,837,500
     865,000     BB         DR Structured Finance, Series A-2, 8.375% due 8/15/15              846,316
     850,000     BB+        KMart Corp., 12.500% due 3/1/05                                  1,022,125
------------------------------------------------------------------------------------------------------
                                                                                             5,533,391
------------------------------------------------------------------------------------------------------
Diversified Commercial Services -- 0.1%
     750,000     B2*        Intertek Financial PLC, Series B, 10.250% due 11/1/06              722,813
------------------------------------------------------------------------------------------------------
Diversified Financial Services -- 0.3%
                            Amresco Inc.:
     600,000     CCC+         Series 97-A, 10.000% due 3/15/04                                 486,000
   2,265,000     CCC+         Series 98-A, 9.875% due 3/15/05                                1,812,000
------------------------------------------------------------------------------------------------------
                                                                                             2,298,000
------------------------------------------------------------------------------------------------------
Diversified Manufacture -- 0.7%
   2,500,000     Baa2*      FMC Corp., 7.000% due 5/15/08                                    2,315,625
   1,500,000     B+         Park-Ohio Industries, 9.250% due 12/1/07                         1,458,750
   2,000,000     A-         Tyco International Group, 6.125% due 6/15/01                     1,987,500
------------------------------------------------------------------------------------------------------
                                                                                             5,761,875
------------------------------------------------------------------------------------------------------
Drugs/Generic -- 0.3%
   2,850,000     BB         ICN Pharmaceuticals Inc., Series B, 9.250% due 8/15/05           2,860,688
------------------------------------------------------------------------------------------------------
Electronic Components -- 0.5%
   2,000,000     B+         Celestica International Inc., 10.500% due 12/31/06               2,175,000
   2,395,000     B-         ViaSystems Inc., 9.750% due 6/1/07                               2,071,675
------------------------------------------------------------------------------------------------------
                                                                                             4,246,675
------------------------------------------------------------------------------------------------------
Electronic Data Processing -- 0.6%
   5,000,000     BB+        Unisys Corp., 11.750% due 10/15/04                               5,600,000
------------------------------------------------------------------------------------------------------
Engineering and Construction -- 0.3%
     660,000     B-         American Plumbing & Mechanical, 11.625% due 10/15/08(d)            636,900
   1,115,000     NR         Group Maintenance America Corp., 9.750% due 1/15/09(d)@          1,092,700
     745,000     B+         Integrated Electrical Services, 9.375% due 2/1/09(d)               739,412
------------------------------------------------------------------------------------------------------
                                                                                             2,469,012
------------------------------------------------------------------------------------------------------
Environmental Services -- 1.1%
   5,425,000     B+         Allied Waste NA, 10.000% due 8/1/09(d)                           5,357,188
     795,000     B+         IT Group Inc., 11.250% due 4/1/09(d)                               764,194
     745,000     B+         URS Corp., 12.250% due 5/1/09(d)                                   758,969
   2,500,000     BBB+       USA Waste Services, 6.500% due 12/15/02                          2,468,750
------------------------------------------------------------------------------------------------------
                                                                                             9,349,101
------------------------------------------------------------------------------------------------------
Finance Companies -- 1.7%
   2,790,000     AA-        Associates Corp. NA, 5.750% due 10/15/03                         2,674,913
   2,500,000     BBB        AT&T Capital Corp., 6.250% due 5/15/01                           2,468,750
   1,225,000     Aa3*       CIT Group Inc., 6.800% due 4/17/00                               1,235,180

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

     FACE
   AMOUNT(b)   RATINGS(c)                 SECURITY                                           VALUE
=========================================================================================================
Finance Companies -- 1.7% (continued)
   2,525,000        A          Countrywide Home Loan, 7.200% due 10/30/06                    $  2,537,625
   2,000,000        A          Household Finance Corp., 6.750% due 6/1/00                       2,008,640
   2,500,000        A+         International Lease Finance Corp., 5.950% due 6/1/01             2,484,375
   2,000,000        A-         TransAmerica Financial Corp., 6.750% due 6/1/00                  2,013,100
---------------------------------------------------------------------------------------------------------
                                                                                               15,422,583
---------------------------------------------------------------------------------------------------------
Food Distributors -- 0.9%
   1,945,000        B2*        Carrols Corp., 9.500% due 12/1/08                                1,855,044
   2,400,000        A+         Diageo PLC, 8.625% due 8/15/01                                   2,502,000
   2,000,000        B          Imperial Holly, 9.750% due 12/15/07                              1,905,000
     780,000        B-         Purina Mills Inc., 9.000% due 3/15/10                              430,950
     985,000        B          SC International Services Inc., 9.250% due 9/1/07                1,015,781
---------------------------------------------------------------------------------------------------------
                                                                                                7,708,775
---------------------------------------------------------------------------------------------------------
Food - Specialty/Candy -- 0.1%
     855,000        B+         Chiquita Brands International, Inc., 10.000% due 6/15/09           846,450
---------------------------------------------------------------------------------------------------------
Forest Products -- 0.2%
   1,280,000        B          Ainsworth Lumber, 12.500% due 7/15/07                            1,435,200
---------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.1%
     610,000        B          Falcon Products Inc., 11.375% due 6/15/09(d)                       612,288
     200,000        B-         Simmons Co., 10.250% due 3/15/09(d)                                204,250
---------------------------------------------------------------------------------------------------------
                                                                                                  816,538
---------------------------------------------------------------------------------------------------------
Homebuilding -- 0.3%
   1,180,000        Ba1*       DR Horton, Inc., 8.000% due 2/1/09                               1,118,050
   1,320,000        BB-        US Home Corp., 8.875% due 2/15/09                                1,252,350
---------------------------------------------------------------------------------------------------------
                                                                                                2,370,400
---------------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.4%
   2,500,000        BB+        Columbia/HCA Healthcare, zero coupon due 6/1/02                  1,961,250
   1,675,000        B-         Magellan Health Services, 9.000% due 2/15/08                     1,465,625
---------------------------------------------------------------------------------------------------------
                                                                                                3,426,875
---------------------------------------------------------------------------------------------------------
Hotels/Resorts -- 1.1%
   2,500,000        A          Carnival Corp., 6.150% due 4/15/08                               2,325,000
   2,500,000        B-         Courtyard by Marriott, Series B, 10.750% due 2/1/08              2,550,000
                               HMH Properties:
   1,800,000        BB           Series B, 7.875% due 8/1/08                                    1,656,000
   1,830,000        BB           Series C, 8.450% due 12/1/08                                   1,738,500
   1,075,000        B+         Intrawest Corp., 9.750% due 8/15/08                              1,089,781
---------------------------------------------------------------------------------------------------------
                                                                                                9,359,281
---------------------------------------------------------------------------------------------------------
Industrial Specialties -- 0.3%
   2,500,000        A+         IBM Corp., 7.000% due 10/30/25                                   2,440,625
     500,000(EUR)   B1*        Leica Geosystems Finance, 9.875% due 12/15/09(d)                   543,175
---------------------------------------------------------------------------------------------------------
                                                                                                2,983,800
---------------------------------------------------------------------------------------------------------
Insurance - Life -- 0.6%
   2,500,000        BBB+       Conseco Inc., 6.400% due 2/10/03                                 2,384,375
   2,000,000        AA         Mass Mutual Life, 7.625% due 11/15/23                            2,007,500
   1,300,000        AAA        SunAmerica Inc., 6.580% due 1/15/02                              1,306,500
---------------------------------------------------------------------------------------------------------
                                                                                                5,698,375
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    15

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

     FACE
   AMOUNT(b)   RATINGS(c)                 SECURITY                                           VALUE
======================================================================================================
Insurance - Multi-line -- 0.2%
   1,750,000     BB+        SIG Captial Trust I, 9.500% due 8/15/27                       $  1,312,500
------------------------------------------------------------------------------------------------------
Internet Services -- 1.3%
     505,000     NR         Cybernet Internet Services, 14.000% due 7/1/09                     518,888
                            PSINet Inc.:
   2,000,000     B-           10.000% due 2/15/05                                            1,930,000
   2,500,000     B-           11.500% due 11/1/08                                            2,562,500
   1,205,000     B-           11.000% due 8/1/09                                             1,205,000
   1,950,000     NR         Splitrock Services Inc., Series B, 11.750% due 7/15/08           1,842,750
                            Verio Inc.:
     695,000     B-           10.375% due 4/1/05                                               691,525
   1,915,000     B-           11.250% due 12/1/08                                            1,958,087
   1,225,000     NR         Wam!Net Inc., Series B, step bond to yield
                              13.724% due 3/1/05                                               725,812
------------------------------------------------------------------------------------------------------
                                                                                            11,434,562
------------------------------------------------------------------------------------------------------
Investment Bankers/Brokers/Services -- 0.6%
                            Donaldson, Lufkin & Jenrette:
   2,000,000     A-           6.375% due 5/26/00                                             2,007,200
   2,500,000     A-           6.170% due 7/15/03                                             2,440,625
   1,000,000     BBB+       Paine Webber Group Inc., 7.000% due 3/1/00                       1,005,670
------------------------------------------------------------------------------------------------------
                                                                                             5,453,495
------------------------------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 0.3%
   2,500,000     B-         SFX Entertainment Inc., Series B, 9.125% due 2/1/08              2,425,000
------------------------------------------------------------------------------------------------------
Machinery - Industrial/Components -- 0.0%
     339,000     B-         Alvey Systems Inc., 11.375% due 1/31/03                            348,323
------------------------------------------------------------------------------------------------------
Media Conglomerates -- 0.5%
   2,500,000     BBB-       News America Holdings, 7.750% due 2/1/24                         2,393,750
   2,500,000     BBB        Time Warner Inc., 7.950% due 2/1/00                              2,518,750
------------------------------------------------------------------------------------------------------
                                                                                             4,912,500
------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.1%
     590,000     B-         Hanger Orthopedic Group, 11.250% due 6/15/09(d)                    602,538
------------------------------------------------------------------------------------------------------
Metals/Minerals -- 0.1%
   1,000,000     B-         Haynes International Inc., 11.625% due 9/1/04                      947,500
------------------------------------------------------------------------------------------------------
Miscellaneous -- 0.0%
     240,000     B          Key Plastics Inc., 10.250% due 3/15/07                             233,400
------------------------------------------------------------------------------------------------------
Motor Vehicles -- 0.3%
   2,500,000     A1*        Ford Motor Co., 7.400% due 11/1/46                               2,384,375
------------------------------------------------------------------------------------------------------
Multi-Sector Companies -- 0.1%
   1,315,000     B-         Triarc Consumer Beverage, 10.250% due 2/15/09(d)                 1,278,838
------------------------------------------------------------------------------------------------------
Newspapers -- 0.1%
     485,000     B+         Garden State Newspapers, 8.625% due 7/1/11(d)                      460,144
------------------------------------------------------------------------------------------------------
Oil and Gas Production -- 1.2%
     635,000     B1*        Belco Oil & Gas Corp., 8.875% due 9/15/07                          622,300
                            Canadian Forest Oil Ltd.:
      75,000     B            10.500% due 1/15/06                                               77,250
     930,000     B            8.750% due 9/15/07                                               913,725
   1,750,000     B+         Clark USA Inc., Series B, 10.875% due 12/1/05                    1,546,563

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

     FACE
   AMOUNT(b)   RATINGS(c)                 SECURITY                                           VALUE
========================================================================================================
Oil and Gas Production -- 1.2% (continued)
     350,000       B1*        Coda Energy Inc., 10.500% due 4/1/06                          $    366,187
     245,000       B+         Nuevo Energy Co., 9.500% due 4/15/06@                              250,512
     500,000       B+         Parker Drilling Co., 9.750% due 11/15/06                           460,000
   2,500,000       BBB-       Union Pacific, 7.150% due 5/15/28                                2,187,500
   2,750,000       BB-        Ocean Energy Inc., 10.375% due 10/15/05                          2,897,812
   1,000,000       Ba3*       R&B Falcon Corp., 12.250% due 3/15/06(d)                         1,040,000
     445,000       B+         Vintage Petroleum, 9.750% due 6/30/09                              462,244
--------------------------------------------------------------------------------------------------------
                                                                                              10,824,093
--------------------------------------------------------------------------------------------------------
Oil/Gas Transmission -- 0.2%
   1,500,000       BBB+       Enron Corp., 6.450% due 11/15/01                                 1,500,000
     665,000       BB-        Leviathan Gas Pipelines, 10.375% due 6/1/09(d)                     684,950
--------------------------------------------------------------------------------------------------------
                                                                                               2,184,950
--------------------------------------------------------------------------------------------------------
Package Goods/Cosmetics -- 0.2%
   2,005,000       B-         Revlon Consumer Products, 8.625% due 2/1/08                      1,694,225
--------------------------------------------------------------------------------------------------------
Packaged Foods -- 0.3%
   2,265,000       BBB+       Conagra Inc., 5.500% due 10/15/02                                2,188,556
   1,000,000       BBB+       Quaker Oats, 7.440% due 3/2/26                                     956,250
--------------------------------------------------------------------------------------------------------
                                                                                               3,144,806
--------------------------------------------------------------------------------------------------------
Paper -- 0.7%
   1,260,000(EUR)  B          Kappa Beheer BV, 10.625% due 7/15/09                             1,335,088
   1,285,000       CCC+       Repap New Brunswick, 10.625% due 4/15/05                         1,111,525
                              Riverwood International:
     880,000       B-           10.625% due 8/1/07                                               913,000
   1,380,000       CCC+         10.875% due 4/1/08                                             1,362,750
                              Tembec Industries Inc.:
   1,110,000       BB+          9.875% due 9/30/05                                             1,159,950
     790,000       BB+          8.625% due 6/30/09                                               790,000
--------------------------------------------------------------------------------------------------------
                                                                                               6,672,313
--------------------------------------------------------------------------------------------------------
Pharmaceuticals - Other -- 0.0%
      80,000       B          King Pharmaceutical Inc., 10.750% due 2/15/09                       82,900
--------------------------------------------------------------------------------------------------------
Photographic Products -- 0.1%
   1,075,000       BB-        Polaroid Corp., 11.500% due 2/15/06                              1,131,438
--------------------------------------------------------------------------------------------------------
Printing/Forms -- 0.1%
     415,000       BB-        World Color Press Inc., 7.750% due 2/15/09                         406,181
--------------------------------------------------------------------------------------------------------
Railroads -- 0.6%
   3,000,000       BBB+       Norfolk Southern Corp., 7.875% due 2/15/04                       3,123,750
   2,000,000       BBB-       Union Pacific Co., 7.875% due 2/15/02                            2,047,500
--------------------------------------------------------------------------------------------------------
                                                                                               5,171,250
--------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.1%
     900,000       NR         Ocwen Asset Investment, 11.500% due 7/1/05(d)                      783,000
     320,000       Baa3*      Trizec Finance Ltd., 10.875% due 10/15/05                          348,800
--------------------------------------------------------------------------------------------------------
                                                                                               1,131,800
--------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    17

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

     FACE
   AMOUNT(b)   RATINGS(c)                 SECURITY                                           VALUE
========================================================================================================
Recreational Products/Toys -- 0.3%
   2,000,000       A          Hasbro Inc., 6.600% due 7/15/28                               $  1,797,500
     500,000(EUR)  NR         Head Holding, 10.750% due 7/15/06                                  529,797
--------------------------------------------------------------------------------------------------------
                                                                                               2,327,297
--------------------------------------------------------------------------------------------------------
Rental/Leasing Companies -- 0.3%
   1,035,000       BB-        Avis Rent a Car, Inc., 11.000% due 5/1/09(d)                     1,063,462
     500,000       B          Nationsrent Inc., 10.375% due 12/15/08                             505,000
   1,285,000       BB-        United Rentals Inc., 9.250% due 1/15/09                          1,270,543
--------------------------------------------------------------------------------------------------------
                                                                                             2,839,005
--------------------------------------------------------------------------------------------------------
Restaurants -- 0.1%
   1,180,000       B          Advantica Restaurant, 11.250% due 1/15/08                        1,097,400
--------------------------------------------------------------------------------------------------------
Retail - Drug Store Chains -- 0.2%
   2,000,000       BBB        Rite Aid Corp., 7.125% due 1/15/07                               1,940,000
--------------------------------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 0.2%
   2,000,000       B-         Advance Stores Co. Inc., Series B, 10.250% due 4/15/08           1,905,000
--------------------------------------------------------------------------------------------------------
Savings and Loan Associations -- 0.1%
   1,250,000       B2*        Ocwen Capital Trust I, 10.875% due 8/1/27                          875,000
--------------------------------------------------------------------------------------------------------
Semiconductors -- 0.2%
   2,000,000       B          Fairchild Semiconductor, 10.125% due 3/15/07                     1,960,000
--------------------------------------------------------------------------------------------------------
Steel/Iron -- 0.4%
     570,000       Ba3*       National Steel Corp., 9.875% due 3/1/09                            585,675
   1,025,000       B+         Russel Metals Inc., 10.000% due 6/1/09                           1,028,844
     920,000       B+         WCI Steel Inc., 10.000% due 12/1/04                                952,200
     940,000       B-         WHX Corp., 10.500% due 4/15/05                                     909,450
--------------------------------------------------------------------------------------------------------
                                                                                               3,476,169
--------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 3.7%
   2,675,000       NR         E. Spire Communications, step bond to yield 11.223% due 7/1/08   1,203,750
                              Esprit Telecom Group PLC:
   1,500,000       B-           11.500% due 12/15/07                                           1,620,000
     750,000       B-           10.875% due 6/15/08                                              787,500
   2,375,000       NR         Facilicom International, Series B, 10.500% due 1/15/08           1,674,375
                              Hermes Europe Railtel BV:
   2,250,000       B            11.500% due 8/15/07                                            2,340,000
     600,000       B            10.375% due 1/15/09                                              603,000
                              ICG Holding Inc.:
     460,000       B-           Step bond to yield 12.952% due 9/15/05                           414,000
     850,000       B-           Step bond to yield 12.608% due 5/1/06                            694,875
      90,000       BB-        Impsat Corp., 12.125% due 7/15/03                                   80,100
                              Intermedia Communications of Florida:
     965,000       B            Step bond to yield 10.121% due 5/15/06                           791,300
     540,000       B            Step bond to yield 11.213% due 7/15/07                           380,700
     810,000       B            9.500% due 3/1/09                                                777,600
     450,000       B3*        IXC Communications, Inc., 9.000% due 4/15/08                       453,375
   1,290,000       B-         KMC Telecom Holdings Inc., 13.500% due 5/15/09(d)                1,290,000
   2,700,000       B          Level 3 Communications, step bond to yield 11.050% due 12/1/08   1,566,000
   1,430,000       BBB        Metronet Communications, 12.000% due 8/15/07                     1,665,950

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

     FACE
   AMOUNT(b)   RATINGS(c)                 SECURITY                                           VALUE
======================================================================================================
Telecommunications -- Other -- 3.7% (continued)
                            Microcell Telecommunication:
     475,000     B3*          Step bond to yield 11.843% due 6/1/06                       $    388,312
     520,000     B-           Step bond to yield 11.923% due 6/1/09(d)                         310,700
                            Nextlink Communications :
   2,030,000     B            Step bond yield 12.053% due 6/1/09                             1,167,250
   2,400,000     B            12.500% due 4/15/06                                            2,637,000
   1,285,000     B            10.750% due 6/1/09                                             1,307,488
   1,215,000     BB-        Orange PLC, 9.000% due 6/1/09(d)                                 1,218,038
   2,000,000     B-         Primus Telecomm Group, 11.750% due 8/1/04                        2,010,000
                            Tele 1 Euripe B.V.:
     490,000     B-           13.000% due 5/15/09(d)                                           519,400
     500,000EUR  B-           13.000% due 5/15/09                                              564,581
   2,500,000     BBB        Telephone and Data Systems, 7.000% due 8/1/06                    2,415,625
   1,655,000     NR         Versatel Telecom BV, 13.250% due 5/15/08(d)                      1,721,200
   1,065,000     Caa1*      Viatel Inc., 11.250% due 4/15/08                                 1,067,663
     925,000     B          Worldwide Fiber Inc., 12.000% due 8/1/09                           931,938
------------------------------------------------------------------------------------------------------
                                                                                            32,601,720
------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 1.6%
   2,500,000     A          AirTouch Communications, 6.650% due 5/1/08                       2,421,875
   1,355,000     CCC+       Centennial Cellular, 10.750% due 12/15/08(d)                     1,409,200
                            Crown Castle International Corp.:
   1,420,000     B            Step bond to yield 10.836% due 5/15/11                           834,250
     740,000     B            Step bond to yield 11.250% due 8/1/11                            431,975
     505,000     NR         Dobson/Sygnet Communications, 12.250% due 12/15/08(d)              527,725
   1,375,000     CCC+       Dolphin Telecomm PLC, step bond to yield 11.666% due 6/1/08        660,000
   3,250,000     B-         Millicom International Cellular, step bond to yield
                              13.062% due 6/1/06                                             2,400,937
                            Nextel communications:
     950,000     B2*          Step bond to yield 11.071% due 9/15/07                           698,250
     925,000     B2*          Step bond to yield 10.615% due 2/15/08                           659,063
   1,210,000     NR         Spectrasite Holdings Inc., step bond to yield 11.198%
                              due 4/15/09(d)                                                   665,500
     770,000     B3*        Telecorp PCS Inc., step bond to yield 12.371% due 4/15/09(d)       435,050
                            Telesystem International Wireless:
   2,635,000     CCC+         Series B, step bond to yield 11.791% due 6/30/07                 819,000
   1,800,000     CCC+         Step bond to yield 11.335% due 11/1/07                         1,383,375
     940,000     B3*        Triton PCS, Inc., step bond to yield 11.771% due 5/1/08            620,400
------------------------------------------------------------------------------------------------------
                                                                                            13,966,600
------------------------------------------------------------------------------------------------------
Textiles -- 0.0%
     700,000GER  B          Texon International PLC, 10.000% due 2/1/08                        342,818
------------------------------------------------------------------------------------------------------
Transportation - Marine -- 0.1%
     615,000     B-         Oglebay Norton Co., 10.000% due 2/1/09                             599,625
------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    19

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

     FACE
   AMOUNT(b)   RATINGS(c)                 SECURITY                                           VALUE
======================================================================================================
Unregulated Power Generation -- 0.9%
                            AES Corp.:
   1,345,000     Ba3*         10.250% due 7/15/06                                         $  1,385,350
   2,265,000     Ba1*         9.500% due 6/1/09                                              2,332,950
     770,000     BB         Caithness Coso Fund Corp., 9.050% due 12/15/09(d)                  770,000
                            Calpine Corp.:
   2,000,000     BB           10.500% due 5/15/06                                            2,160,000
   1,030,000     BB           8.750% due 7/15/07                                             1,039,013
------------------------------------------------------------------------------------------------------
                                                                                             7,687,313
------------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.1%
     980,000     B-         Fisher Scientific International, 9.000% due 2/1/08                 943,250
------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS AND NOTES
                            (Cost -- $308,718,034)                                         296,818,873
======================================================================================================

    SHARES                                SECURITY                                           VALUE
======================================================================================================
WARRANTS(a) -- 0.1%

          1,950             SplitRock Service, Expire 7/15/08                                  136,500
          1,655             Versatel Telecommunications, Expire 5/15/08                        273,075
          5,490             Wam!Net Inc., Expire 3/1/05                                        124,898
------------------------------------------------------------------------------------------------------
                            TOTAL WARRANTS
                            (Cost -- $91,926)                                                  534,473
======================================================================================================
                            TOTAL INVESTMENTS -- 100%
                            (Cost -- $783,511,342**)                                      $885,947,739
======================================================================================================

@     All or a portion of this security is on loan (See Note 5).

(a)   Non-income producing security.

(b)   Face amount in U.S. dollars unless otherwise indicated.

(c) All ratings are by Standard & Poor's Ratings Service with the exception of those identified by an asterisk (*), which are rated by Moody's Investor Services, Inc.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1993. This security may be sold in transaction that are exempt from registration, normally to qualified institutional buyers.

**    Aggregate cost for Federal income tax purposes is substantially the same

      Currency abbreviations:
      -----------------------
      GBP  -- British Pounds
      EUR  -- Euro
      GER  -- German Mark

See page 21 for definition of ratings.

                       See Notes to Financial Statements.



--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB,B     -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and CCC speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investor Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa       -- Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa      -- Bonds rated "Baa" are considered to be medium grade obligations;
            that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba       -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B        -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa      -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR       -- Indicates that the bond is not rated by Standard & Poor's or
            Moody's.


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    21

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 1999
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $783,511,342)                                             $885,947,739
     Collateral for securities on loan (Note 5)                                                 65,818,320
     Receivable for securities sold                                                             13,071,733
     Receivable for Fund shares sold                                                               216,988
     Dividends and interest receivable                                                           8,040,526
     Receivable for open forward foreign currency contracts (Note 8)                                28,674
----------------------------------------------------------------------------------------------------------
     Total Assets                                                                              973,123,980
----------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 5)                                                    65,818,320
     Payable to bank                                                                             9,666,515
     Payable for securities purchased                                                            3,066,138
     Payable for Fund shares purchased                                                             730,643
     Investment advisory fees payable                                                              320,705
     Administration fees payable                                                                   142,232
     Distribution fees payable                                                                     101,169
     Payable for open forward foreign currency contracts (Note 8)                                  141,161
     Accrued expenses                                                                              199,370
----------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                          80,186,253
----------------------------------------------------------------------------------------------------------
Total Net Assets                                                                              $892,937,727
==========================================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                                               $     64,567
     Capital paid in excess of par value                                                       781,251,289
     Undistributed net investment income                                                         4,537,718
     Accumulated net realized gain from security transactions and foreign currencies             4,764,264
     Net unrealized appreciation of investments and foreign currencies                         102,319,889
----------------------------------------------------------------------------------------------------------
Total Net Assets                                                                              $892,937,727
==========================================================================================================
Shares Outstanding:
     Class A                                                                                    22,425,238
     -----------------------------------------------------------------------------------------------------
     Class B                                                                                    41,121,027
     -----------------------------------------------------------------------------------------------------
     Class L                                                                                       542,819
     -----------------------------------------------------------------------------------------------------
     Class O                                                                                       477,686
     -----------------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                                 $13.86
     -----------------------------------------------------------------------------------------------------
     Class B *                                                                                      $13.82
     -----------------------------------------------------------------------------------------------------
     Class L **                                                                                     $13.83
     -----------------------------------------------------------------------------------------------------
     Class O **                                                                                     $13.83
     -----------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)                              $14.59
     -----------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                              $13.97
==========================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest                                                                                 $ 31,932,925
     Dividends                                                                                   9,046,991
     Less: Foreign withholding tax                                                                (352,445)
----------------------------------------------------------------------------------------------------------
     Total Investment Income                                                                    40,627,471
----------------------------------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                                                  5,578,812
     Investment advisory fees (Note 2)                                                           4,222,260
     Administration fees (Note 2)                                                                1,876,560
     Shareholder and system servicing fees                                                         939,872
     Shareholder communications                                                                    285,450
     Registration fees                                                                              96,000
     Custody                                                                                        61,545
     Audit and legal                                                                                56,460
     Trustees' fees                                                                                 16,240
     Pricing service fees                                                                           14,166
     Other                                                                                          23,698
----------------------------------------------------------------------------------------------------------
     Total Expenses                                                                             13,171,063
----------------------------------------------------------------------------------------------------------
Net Investment Income                                                                           27,456,408
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 8):
     Realized Gain From:
       Security transactions  (excluding short-term securities)                                  5,448,887
     Foreign currency transactions                                                                  51,784
----------------------------------------------------------------------------------------------------------
     Net Realized Gain                                                                           5,500,671
----------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments and
     Foreign Currencies:
       Beginning of year                                                                        32,931,647
       End of year                                                                             102,319,889
----------------------------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                                                    69,388,242
----------------------------------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                                                  74,888,913
----------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                        $102,345,321
==========================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    23

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                 For the Years Ended July 31,
--------------------------------------------------------------------------------

                                                                 1999                    1998
=================================================================================================
OPERATIONS:
     Net investment income                                 $   27,456,408          $  45,244,177
     Net realized gain                                          5,500,671            253,609,314
     Increase (decrease) in net unrealized appreciation        69,388,242           (125,861,240)
-------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                   102,345,321            172,992,251
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                    (23,023,939)           (44,867,630)
     Net realized gains                                      (222,811,078)           (56,366,253)
-------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
       Distributions to Shareholders                         (245,835,017)          (101,233,883)
-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sales of shares                        119,334,482             94,564,340
     Net asset value of shares issued for
       reinvestment of dividends                              201,028,376             79,782,511
     Cost of shares reacquired                               (323,959,616)          (453,502,479)
-------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
       Fund Share Transactions                                 (3,596,758)          (279,155,628)
-------------------------------------------------------------------------------------------------
Decrease in Net Assets                                       (147,086,454)          (207,397,260)

NET ASSETS:
     Beginning of year                                      1,040,024,181          1,247,421,441
-------------------------------------------------------------------------------------------------
     End of year*                                          $  892,937,727         $1,040,024,181
=================================================================================================
* Includes undistributed net investment income of:             $4,537,718                $73,401
=================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Balanced Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and seven other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund, Smith Barney Exchange Reserve Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are recorded on the identified cost basis; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Fund from time to time may also enter into options and/or futures contracts to hedge market risk.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSBC Fund Management Inc. ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Trust. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    25

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

On October 8, 1998, CFBDS, Inc. ("CFBDS") became the Fund's distributor. Prior to the date, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the year ended July 31, 1999, SSB received total brokerage commissions of $13,080.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate, these purchases do not incur an initial sales charge.

For the year ended July 31, 1999, CFBDS and SSB received sales charges of $140,000 and $59,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid SSB were approximately:

                                                       Class A        Class B
================================================================================
CDSCs                                                   $1,000        $255,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 1999, total Distribution Plan fees incurred were as follows:

                                                                   Distribution
                                                                     Plan Fees
================================================================================
Class A                                                           $    713,479
--------------------------------------------------------------------------------
Class B                                                              4,777,007
--------------------------------------------------------------------------------
Class L                                                                 39,563
--------------------------------------------------------------------------------
Class O                                                                 48,763
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the year ended July 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $560,942,248
--------------------------------------------------------------------------------
Sales                                                              742,217,670
================================================================================

At July 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were approximately as follows:

================================================================================
Gross unrealized appreciation                                     $128,962,188
Gross unrealized depreciation                                     (26,525,791)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $102,436,397
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to


--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 1999, the Fund loaned common stocks having a value of approximately $63,576,016 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
   Bank Brussels Lambert, 5.156% due 8/2/99                          $13,414,651
   Bank of Montreal, 5.125% due 8/2/99                                 8,684,802
   Barclays Bank PLC, 5.125% due 8/2/99                                8,663,384
   Chase, 5.125% due 8/2/99                                           14,099,233
   Chase Manhattan Bank, 5.125% due 8/2/99                             8,663,384
   Toronto Dominion Bank, 5.125% due 8/2/99                            8,663,384
Commercial Paper:
   Corporate Receivable Corp., 5.136% due 8/24/99                        943,720
   Moriarty LLC, 5.177% due 9/20/99                                    2,685,762
--------------------------------------------------------------------------------
Total                                                                $65,818,320
================================================================================

Income earned by the Fund from securities loaned for the year ended July 31, 1999 was $87,914.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 1999, the Fund had no open purchased call or put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended July 31, 1999, the Fund did not write any options.


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    27

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At July 31, 1999, the Fund had no open futures contracts.

8. Forward Foreign Currency Contracts

At July 31, 1999, the Fund had forward foreign currency contracts open as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                 Local             Market       Settlement        Unrealized
Foreign Currency                Currency           Value           Date           Gain (Loss)
==============================================================================================
To Sell:
European Currency Unit           521,196        $  559,793        9/15/99        $   (1,738)
European Currency Unit         2,015,675         2,164,947        9/15/99           (39,821)
European Currency Unit           508,958           546,649        9/15/99           (26,494)
European Currency Unit           758,542           814,716        9/15/99            (6,277)
European Currency Unit         1,279,338         1,374,080        9/15/99           (51,309)
British Pound                    691,659         1,120,647        9/22/99             6,667
British Pound                    302,614           490,305        9/22/99            (5,426)
British Pound                    596,292           966,130        9/22/99           (10,096)
----------------------------------------------------------------------------------------------
                                                                                   (134,494)
----------------------------------------------------------------------------------------------
To Buy:
European Currency Unit           750,000           802,723         8/5/99             5,698
European Currency Unit         1,166,134         1,252,493        9/15/99            16,309
----------------------------------------------------------------------------------------------
                                                                                     22,007
----------------------------------------------------------------------------------------------
Net Unrealized Loss on Forward
   Foreign Currency Contracts                                                    $ (112,487)
==============================================================================================

9. Shares of Beneficial Interest

At July 31, 1999, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, specifically related to the distribution of its share.


--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At July 31, 1999, total paid-in capital amounted to the following for each class:

                                                Class A           Class B          Class L          Class O
============================================================================================================
Total Paid-in Capital                        $300,800,693      $466,062,040      $7,491,725       $6,961,398
============================================================================================================

Transactions in shares of each class were as follows:

                                                   Year Ended                          Year Ended
                                                  July 31, 1999                      July 31, 1998+
                                          ----------------------------      ----------------------------
                                            Shares           Amount             Shares           Amount
==========================================================================================================
Class A
Shares sold                               5,919,283        $  81,549,199       4,158,346     $  68,447,899
Shares issued on reinvestment             4,606,069           56,520,992       1,183,103        19,093,402
Shares reacquired                        (4,974,702)         (68,325,408)     (4,466,979)      (72,675,822)
----------------------------------------------------------------------------------------------------------
Net Increase                              5,550,650        $  69,744,783         874,470     $  14,865,479
==========================================================================================================
Class B
Shares sold                               2,154,517        $  29,356,635       1,252,896     $  20,430,852
Shares issued on reinvestment            11,468,647          139,771,603       3,656,015        58,779,979
Shares reacquired                        17,345,693)        (237,964,734)    (21,346,134)     (345,126,976)
----------------------------------------------------------------------------------------------------------
Net Decrease                             (3,722,529)       $ (68,836,496)    (16,437,223)    $(265,916,145)
==========================================================================================================
Class L
Shares sold                                 577,934        $   7,896,903          29,433     $     498,115
Shares issued on reinvestment                26,724              334,662              22               371
Shares reacquired                           (91,287)          (1,238,215)             (7)             (111)
----------------------------------------------------------------------------------------------------------
Net Increase                                513,371        $   6,993,350          29,448     $     498,375
==========================================================================================================
Class O++
Shares sold                                  12,802        $     177,899          94,371     $   1,556,344
Shares issued on reinvestment               134,052            1,634,462          44,849           722,317
Shares reacquired                          (204,621)          (2,891,437)       (207,817)       (3,407,687)
----------------------------------------------------------------------------------------------------------
Net Decrease                                (57,767)       $  (1,079,076)        (68,597)    $  (1,129,026)
==========================================================================================================
Class Y(1)
Shares sold                                      --                   --         129,563     $   2,010,810
Shares issued on reinvestment                    27        $         332               8               132
Shares reacquired                              (118)              (1,535)     (1,715,009)      (27,257,942)
----------------------------------------------------------------------------------------------------------
Net Decrease                                    (91)       $      (1,203)     (1,585,438)    $ (25,247,000)
==========================================================================================================
Class Z(2)
Shares sold                                  26,802        $     353,846          99,768     $   1,620,320
Shares issued on reinvestment               225,868            2,766,325          73,490         1,186,310
Shares reacquired                          (989,658)         (13,538,287)       (314,158)       (5,033,941)
----------------------------------------------------------------------------------------------------------
Net Decrease                               (736,988)       $ (10,418,116)       (140,900)    $  (2,227,311)
==========================================================================================================

+ For Class L shares, transactions are for the period from June 15, 1998 (inception date) to July 31, 1998.

++    On June 12, 1998, Class C shares were renamed Class O shares.

(1)   At January 31, 1999, all Class Y shares were fully redeemed.

(2)   At January 31, 1999, all Class Z shares were fully redeemed.


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    29

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class A Shares                                   1999(1)           1998         1997         1996       1995
=============================================================================================================
Net Asset Value, Beginning of Year             $16.52            $15.53       $14.51        $14.03     $13.28
-------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                         0.45              0.70         0.80          0.83       0.85
   Net realized and unrealized gain              0.92              1.80         1.36          0.47       0.82
-------------------------------------------------------------------------------------------------------------
Total Income From Operations                     1.37              2.50         2.16          1.30       1.67
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.37)            (0.68)       (0.82)        (0.82)     (0.82)
   Net realized gains                           (3.66)            (0.83)       (0.32)           --      (0.08)
   Capital                                         --                --           --            --      (0.02)
-------------------------------------------------------------------------------------------------------------
Total Distributions                             (4.03)            (1.51)       (1.14)        (0.82)     (0.92)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $13.86            $16.52       $15.53        $14.51      14.03
-------------------------------------------------------------------------------------------------------------
Total Return                                    12.27%            16.70%       15.48%         9.21%     13.24%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)               $310              $279         $248          $266       $169
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      1.08%             1.05%        1.06%         1.04%      1.07%
   Net investment income                         3.26              4.29         5.29          5.55       6.36
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            60%              110%          45%           58%        36%
=============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.


--------------------------------------------------------------------------------
30                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class B Shares                                 1999(1)            1998         1997         1996       1995
=============================================================================================================
Net Asset Value, Beginning of Year             $16.49            $15.52       $14.51        $14.02     $13.28
-------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                         0.38              0.62         0.73          0.77       0.78
   Net realized and unrealized gain              0.93              1.80         1.35          0.47       0.82
-------------------------------------------------------------------------------------------------------------
Total Income From Operations                     1.31              2.42         2.08          1.24       1.60
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.32)            (0.62)       (0.75)        (0.75)     (0.76)
   Net realized gains                           (3.66)            (0.83)       (0.32)           --      (0.08)
   Capital                                         --                --            --           --      (0.02)
-------------------------------------------------------------------------------------------------------------
Total Distributions                             (3.98)            (1.45)       (1.07)        (0.75)     (0.86)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $13.82            $16.49       $15.52        $14.51     $14.02
-------------------------------------------------------------------------------------------------------------
Total Return                                    11.78%            16.17%       14.88%         8.78%     12.62%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)               $568              $740         $951        $1,310     $1,573
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      1.56%             1.52%        1.52%         1.55%      1.56%
   Net investment income                         2.81              3.87         4.85          5.13       5.82
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            60%              110%         45%           58%         36%
=============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    31

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class L Shares                                        1999(1)         1998(2)
================================================================================
Net Asset Value, Beginning of Year                  $   16.52      $   17.14
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                 0.35           0.02
   Net realized and unrealized gain (loss)               0.91          (0.41)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                      1.26          (0.39)
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                (0.29)            --
   Net realized gains                                   (3.66)         (0.23)
--------------------------------------------------------------------------------
Total Distributions                                     (3.95)         (0.23)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                        $   13.83      $   16.52
--------------------------------------------------------------------------------
Total Return                                            11.43%         (2.28)%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $   7,508      $     486
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                              1.85%          1.74%+
   Net investment income                                 2.54           2.51+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                    60%           110%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   For the period from June 15, 1998 (inception date) to July 31, 1998.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.



--------------------------------------------------------------------------------
32                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class O Shares                                 1999(1)      1998(1)(2)      1997(1)        1996     1995(3)
===========================================================================================================
Net Asset Value, Beginning of Year             $16.50        $15.53         $14.51        $14.02    $13.28
-----------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                         0.39          0.64           0.73          0.77      0.78
   Net realized and unrealized gain              0.92          1.79           1.36          0.47      0.82
-----------------------------------------------------------------------------------------------------------
Total Income From Operations                     1.31          2.43           2.09          1.24      1.60
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.32)        (0.63)         (0.75)        (0.75)    (0.76)
   Net realized gains                           (3.66)        (0.83)         (0.32)           --     (0.08)
   Capital                                         --             --            --            --     (0.02)
-----------------------------------------------------------------------------------------------------------
Total Distributions                             (3.98)        (1.46)         (1.07)        (0.75)    (0.86)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $13.83        $16.50         $15.53        $14.51    $14.02
-----------------------------------------------------------------------------------------------------------
Total Return                                    11.79%        16.19%         15.01%         8.80%    12.62%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $6,606        $8,838         $9,381       $11,441    $3,925
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      1.50%         1.48%          1.47%         1.50%     1.51%
   Net investment income                         2.83          3.89           4.89          5.19      5.77
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            60%          110%            45%           58%       36%
===========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   On June 12, 1998, Class C shares were renamed Class O shares.

(3) On November 7, 1994, the former Class D shares were renamed Class C shares.


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    33

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Balanced Fund of Smith Barney Income Funds as of July 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Balanced Fund of Smith Barney Income Funds, as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                            KPMG LLP

New York, New York
September 14, 1999


--------------------------------------------------------------------------------
34                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 1999:

      o A corporate dividends recieved deduction of 30.33%.

      o Total long-term capital gain distributions paid of $204,518,241.

A total of 2.38% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
Smith Barney Balanced Fund                                                    35

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On May 12, 1999, a special meeting of shareholders of the Trust was held for the purpose of electing Trustees to the Trust.

The results of the vote were as follows:

                                   Shares Voted                  Percentage                Shares Voted               Percentage
Names of Trustees                       For                     Shares Voted                  Against                Shares Voted
=================================================================================================================================
Lee Abraham                       62,342,951.572                   98.630%                  865,940.611                 1.370%
Allan J. Bloostein                62,384,540.377                   98.696                   824,351.806                 1.304
Jane F. Dasher                    62,392,002.787                   98.708                   816,889.396                 1.292
Donald R. Foley                   62,322,262.500                   98.595                   886,629.683                 1.403
Richard E. Hanson Jr.             62,380,877.618                   98.690                   828,014.565                 1.310
Paul Hardin                       62,379,975.324                   98.689                   828,916.859                 1.311
Heath B. McLendon                 62,370,291.215                   98.673                   838,630.968                 1.327
Roderick C. Rasmussen             62,346,471.848                   98.636                   862,420.335                 1.364
John P. Toolan                    62,396,377.832                   98.715                   812,514.351                 1.285
=================================================================================================================================


--------------------------------------------------------------------------------
36                                            1999 Annual Report to Shareholders

Smith Barney
Balanced Fund

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
Chairman and Investment Officer

Lewis E. Daidone
Senior Vice President and Treasurer

John C. Bianchi
Vice President and Investment Officer

James E. Conroy
Vice President and Investment Officer

Charles P. Graves III
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser

SSBC Fund Management Inc.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investors Services Group, Inc.
P.O. Box 9699
Providence, RI 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Income Funds -- Smith Barney Balanced Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SALOMON SMITH BARNEY
--------------------
    A member of citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Balanced Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD04026 9/99




                               [PHOTO]

                               Smith Barney
                               High Income
                               Fund

                               -------------
                  [GRAHPIC]    ANNUAL REPORT
                               -------------

                               July 31, 1999

                        [LOGO] Smith Barney
                               Mutual Funds

Smith Barney
High Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Smith Barney High Income Fund ("Fund") seeks high current income by investing in high-yielding corporate bonds, debentures and notes denominated in U.S. dollars or foreign currencies.

Smith Barney High Income Fund
Average Annual Total Returns
July 31, 1999

                                                  Without Sales Charges(1)
                                          --------------------------------------
                                          Class A      Class B        Class L
================================================================================
One-Year                                   (3.65)%      (4.15)%       (4.08)%
--------------------------------------------------------------------------------
Five-Year                                   8.31         7.79           N/A
--------------------------------------------------------------------------------
Ten-Year                                     N/A         7.99           N/A
--------------------------------------------------------------------------------
Since Inception++                           8.99         8.21          8.29
================================================================================

                                                  With Sales Charges(2)
                                          --------------------------------------
                                          Class A      Class B        Class L
================================================================================
One-Year                                   (7.97)%      (8.10)%       (5.92)%
--------------------------------------------------------------------------------
Five-Year                                   7.31         7.65           N/A
--------------------------------------------------------------------------------
Ten-Year                                     N/A         7.99           N/A
--------------------------------------------------------------------------------
Since Inception++                           8.25         8.21          8.07
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

++ Inception dates for Class A, B and L shares are November 6, 1992, September 2, 1986 and August 24, 1994, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

As mentioned in our last report, the Fund's management team has begun a multi-pronged strategy of rebalancing the Fund to better reflect strong economic conditions.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

                         Class A                SHIAX
                         Class B                SHIBX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter............................................................1

Historical Performance........................................................4

Smith Barney High Income Fund
at a Glance...................................................................7

Schedule of Investments.......................................................8

Statement of Assets and Liabilities..........................................20

Statement of Operations......................................................21

Statements of Changes in Net Assets..........................................22

Notes to Financial Statements................................................23

Financial Highlights.........................................................28

Independent Auditors' Report.................................................33

Tax Information..............................................................34

Additional Shareholder Information...........................................35

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]                 [PHOTO]

HEATH B. MCLENDON       JOHN C. BIANCHI

Chairman                Vice President and
                        Investment Officer

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney High Income Fund ("Fund") for the year ended July 31, 1999. We hope that you find this report useful and informative.

The Fund generated a negative total return of 3.65% for Class A shares, excluding the effects of sales charges, for the past 12 months. In comparison, the Lipper Inc. peer group average posted a negative 1.91% for the same period. (Lipper is a major fund-tracking organization.) Over the past 12 months, the Fund paid income dividends totaling $0.99 per Class A share. We were disappointed by the Fund's performance over the past twelve months because our relatively more conservative credit emphasis caused the Fund to be more negatively affected by the increase in general interest rates versus many of its peers.

However, we believe our overall cautiousness was warranted given higher market volatility during the reporting period. Also, given our conservative strategy that focuses on higher quality issues with less yield, we needed to slightly reduce the Fund's dividend payout in January and July. Yet, with rates on the rise, we believe there are now numerous opportunities in the market to increase the Fund's yield and we remain focused on meeting the income needs of our shareholders.

Market and Economic Overview

During 1999, the high-yield bond market declined as U.S. Treasury rates continued to move higher on fears that the Federal Reserve Board ("Fed") would raise short-term interest rates in response to U.S. economic growth and inflationary pressures. On June 30, 1999, the Fed raised short-term interest rates by 25 basis points and recently indicated that it may increase rates again later in 1999.

The high-yield bond market and the investment grade corporate bond market were not only negatively affected by the increase in general interest rates, but also by the rush on the part of corporations to issue additional debt before interest rates went higher. This added supply caused the high-yield bond market to fall as investors retreated from the market.

With the rise in general interest rates, including those of U.S. Treasury bonds, compounded by heavy new issuance of corporate bonds, the better quality segments of the high-yield bond market continued to underperform lower quality CCC/Caa rated issues during the past seven months. Although higher quality issues have a lower risk of default, these issues tend to be more sensitive to the movements of the U.S. Treasury market. At the same time, the lower quality high yield issues have a higher risk of default but tend to react more closely to stock market trends. The lower quality segment of the high-yield market clearly benefited from strong domestic economic growth so far in 1999 and the strong performance returns generated by the U.S. stock market.

Compared to other segments of the fixed income markets such as U.S. Treasury bonds and investment grade corporate bonds, the high-yield bond market modestly outperformed in 1999. Thirty-year U.S. Treasuries generated the worst performance with a negative 11.45% total return for the period. Ten-year


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  1

Treasuries generated a negative 6.73% total return for the past seven months. The domestic high-yield market generated a modestly positive total return for the same time period.

The strongest performing industry sectors were basic materials (i.e., forest products, metals, mining etc.) and energy. This was not surprising given the increasing risk of higher inflation caused by stronger than expected economic growth both domestically and abroad. The weakest industry sectors included media (i.e., cable TV and broadcasting) and telecommunications. A number of media and telecommunications companies rushed new issues into the markets in the second quarter of 1999, putting further pressure on the existing issues in these sectors.

The Fund's performance lagged the various high-yield indices for the year, with total returns below that of the U.S. high-yield market overall. We were held back by our underweight in basic materials and our overweight in the telecommunications sector. Yet, despite adverse short-term market conditions, and as previously noted, we are committed to our long-term investment style -- to maintain style purity in the funds we manage with a meaningful emphasis on better quality issues.

Portfolio Strategy & Update

As mentioned in our last report, the Fund's management team has begun a multi-pronged strategy of rebalancing the Fund to better reflect strong economic conditions. We have therefore been slowly increasing the Fund's exposure to the basis industry sector and eliminating sectors such as healthcare. Also, we have modestly increased our energy exposure by investing in higher quality energy credits. Given the increased volatility in the fixed-income markets, this rebalancing strategy has taken longer than expected. In terms of quality, we have been increasing our exposure to the middle B-rated segment of the market where we have continued to find attractive yields.

Some of our recent additions include AES Corporation, an independent power producer; Nextlink, a Competitive Local Exchange telecommunications provider; Allied Waste, one of the largest waste reclamation companies in the U.S.; Lyondell Chemical and Huntsman Chemical, two of the largest specialty chemical companies in the world; and Ames Department Stores, a middle market retailer.* We believe the middle B rated segment of the high yield bond market represents the best value given the continued economic strength. We believe our current investment strategy makes the most sense in this environment where economic growth continues to be strong. The Fund's average maturity of approximately six to seven years on a call-adjusted basis should continue to limit the impact of rising rates on the portfolio.

Conclusion

For the remainder of 1999, we expect a continuation of solid economic growth with a modest upward bias to inflation. We anticipate that both the equity markets and the high-yield bond market should do better than U.S. Treasuries and the middle quality high-yield bonds should outperform other types of high-yield issues. Moreover, we will continue to focus closely on some of the stronger companies in select commodity sectors such as paper, energy and steel.

----------
* Please note that the Fund's holdings are as of July 31, 1999 and are subject to change.


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

Thank you for your investment in the Smith Barney High Income Fund. We look forward to continuing to help you pursue your long-term financial goals in the years ahead.

Sincerely,


/s/ Heath B. McLendon               /s/ John C. Bianchi

Heath B. McLendon                   John C. Bianchi, CFA
Chairman and                        Vice President and
Chief Executive Officer             Investment Officer

August 23, 1999

--------------------------------------------------------------------------------
Top Ten Holdings*                                            As of July 31, 1999
--------------------------------------------------------------------------------

 1. Unisys Corp.                                                            2.7%
--------------------------------------------------------------------------------
 2. Allied Waste North America                                              2.5
--------------------------------------------------------------------------------
 3. PSINet Inc.                                                             2.0
--------------------------------------------------------------------------------
 4. CSC Holdings Inc.                                                       1.9
--------------------------------------------------------------------------------
 5. United International Holdings, Inc.                                     1.9
--------------------------------------------------------------------------------
 6. AES Corp.                                                               1.8
--------------------------------------------------------------------------------
 7. United Pan-Europe Communications                                        1.7
--------------------------------------------------------------------------------
 8. HMH Properties Inc.                                                     1.5
--------------------------------------------------------------------------------
 9. Huntsman ICI Chemical                                                   1.4
--------------------------------------------------------------------------------
10. ICN Pharmaceuticals Inc.                                                1.3
--------------------------------------------------------------------------------

* As a percentage of total corporate bonds and notes.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                Net Asset Value
                             ---------------------
                             Beginning       End          Income      Capital Gain     Return        Total
Year Ended                    of Year      of Year       Dividends   Distributions   of Capital    Returns(1)
=============================================================================================================
7/31/99                       $11.74        $10.30         $0.99         $0.00          $0.01        (3.65)%
-------------------------------------------------------------------------------------------------------------
7/31/98                        11.82         11.74          1.09          0.00           0.00         8.85
-------------------------------------------------------------------------------------------------------------
7/31/97                        10.98         11.82          1.08          0.00           0.00        18.31
-------------------------------------------------------------------------------------------------------------
7/31/96                        11.10         10.98          1.08          0.00           0.00         8.95
-------------------------------------------------------------------------------------------------------------
7/31/95                        11.16         11.10          1.05          0.00           0.07        10.28
-------------------------------------------------------------------------------------------------------------
7/31/94                        12.01         11.16          1.12          0.00           0.00         2.11
-------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93          11.03         12.01          0.86          0.00           0.00        17.29+
=============================================================================================================
  Total                                                    $7.27         $0.00          $0.08
=============================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                Net Asset Value
                             ---------------------
                             Beginning       End          Income      Capital Gain     Return        Total
Year Ended                    of Year      of Year       Dividends   Distributions   of Capital    Returns(1)
=============================================================================================================
7/31/99                       $11.75        $10.31         $0.94         $0.00          $0.01        (4.15)%
-------------------------------------------------------------------------------------------------------------
7/31/98                        11.83         11.75          1.03          0.00           0.00         8.34
-------------------------------------------------------------------------------------------------------------
7/31/97                        10.99         11.83          1.02          0.00           0.00        17.72
-------------------------------------------------------------------------------------------------------------
7/31/96                        11.11         10.99          1.02          0.00           0.00         8.41
-------------------------------------------------------------------------------------------------------------
7/31/95                        11.16         11.11          0.99          0.00           0.07         9.77
-------------------------------------------------------------------------------------------------------------
7/31/94                        12.01         11.16          1.06          0.00           0.00         1.60
-------------------------------------------------------------------------------------------------------------
7/31/93                        11.15         12.01          1.10          0.00           0.00        18.55
-------------------------------------------------------------------------------------------------------------
7/31/92                        10.05         11.15          1.11          0.00           0.06        23.86
-------------------------------------------------------------------------------------------------------------
7/31/91                        10.59         10.05          1.27          0.00           0.02         8.82
-------------------------------------------------------------------------------------------------------------
7/31/90                        13.36         10.59          1.61          0.00           0.01        (8.66)
=============================================================================================================
  Total                                                   $11.15         $0.00          $0.17
=============================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                Net Asset Value
                             ---------------------
                             Beginning       End          Income      Capital Gain     Return        Total
Year Ended                    of Year      of Year       Dividends   Distributions   of Capital    Returns(1)
=============================================================================================================
7/31/99                      $11.76         $10.32         $0.94         $0.00          $0.01        (4.08)%
-------------------------------------------------------------------------------------------------------------
7/31/98                       11.84          11.76          1.04          0.00           0.00         8.38
-------------------------------------------------------------------------------------------------------------
7/31/97                       11.00          11.84          1.03          0.00           0.00        17.77
-------------------------------------------------------------------------------------------------------------
7/31/96                       11.11          11.00          1.03          0.00           0.00         8.56
-------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/95         10.90          11.11          0.90          0.00           0.07        11.50+
=============================================================================================================
  Total                                                    $4.94         $0.00          $0.08
=============================================================================================================


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                Net Asset Value
                             ---------------------
                             Beginning       End          Income      Capital Gain     Return        Total
Year Ended                    of Year      of Year       Dividends   Distributions   of Capital    Returns(1)
=============================================================================================================
7/31/99                       $11.77        $10.33         $1.03         $0.00          $0.01        (3.33)%
-------------------------------------------------------------------------------------------------------------
7/31/98                        11.84         11.77          1.11          0.00           0.00         9.18
-------------------------------------------------------------------------------------------------------------
7/31/97                        10.99         11.84          1.11          0.00           0.00        18.68
-------------------------------------------------------------------------------------------------------------
7/31/96                        11.10         10.99          0.92          0.00           0.00         9.32
-------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/95          10.88         11.10          0.03          0.00           0.07         2.91+
=============================================================================================================
  Total                                                    $4.20         $0.00          $0.08
=============================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Z Shares
--------------------------------------------------------------------------------

                                Net Asset Value
                             ---------------------
                             Beginning       End          Income      Capital Gain     Return        Total
Year Ended                    of Year      of Year       Dividends   Distributions   of Capital    Returns(1)
=============================================================================================================
7/31/99                       $11.74        $10.29         $1.02         $0.00          $0.01        (3.49)%
-------------------------------------------------------------------------------------------------------------
7/31/98                        11.80         11.74          1.11          0.00           0.00         9.33
-------------------------------------------------------------------------------------------------------------
7/31/97                        10.99         11.80          1.11          0.00           0.00        18.29
-------------------------------------------------------------------------------------------------------------
7/31/96                        11.09         10.99          1.11          0.00           0.00         9.42
-------------------------------------------------------------------------------------------------------------
7/31/95                        11.16         11.09          1.08          0.00           0.07        10.55
-------------------------------------------------------------------------------------------------------------
7/31/94                        12.01         11.16          1.15          0.00           0.00         2.37
-------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93          11.03         12.01          0.88          0.00           0.00        17.47+
=============================================================================================================
  Total                                                    $7.46         $0.00          $0.08
=============================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                               Without Sales Charge(1)
                                            -----------------------------------------------------------------
                                            Class A       Class B       Class L        Class Y      Class Z
=============================================================================================================
Year Ended 7/31/99                           (3.65)%       (4.15)%       (4.08)%        (3.33)%      (3.49)%
-------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/99                      8.31          7.79           N/A            N/A         8.59
-------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/99                        N/A          7.99           N/A            N/A          N/A
-------------------------------------------------------------------------------------------------------------
Inception* through 7/31/99                    8.99          8.21          8.29           7.07         9.26
=============================================================================================================

                                                                 With Sales Charge(2)
                                            -----------------------------------------------------------------
                                            Class A       Class B       Class L        Class Y      Class Z
=============================================================================================================
Year Ended 7/31/99                           (7.97)%       (8.10)%       (5.92)%        (3.33)%      (3.49)%
-------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/99                      7.31          7.65           N/A            N/A         8.59
-------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/99                        N/A          7.99           N/A            N/A          N/A
-------------------------------------------------------------------------------------------------------------
Inception* through 7/31/99                    8.25          8.21          8.07           7.07         9.26
=============================================================================================================


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  5

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 7/31/99)                              78.54%
--------------------------------------------------------------------------------
Class B (7/31/89 through 7/31/99)                                115.72
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/99)                              48.19
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/99)                              26.87++
--------------------------------------------------------------------------------
Class Z (Inception* through 7/31/99)                              81.55
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC occurs. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ For the purpose of calculating Class Y shares' cumulative total return, an inception date of February 5, 1996 is recognized.

* Inception dates for Class A, B, L, Y and Z shares are November 6, 1992, September 2, 1986, August 24, 1994, April 28, 1995 and November 6, 1992, respectively.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney High Income Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Smith Barney High Income Fund vs. Salomon Smith Barney High-Yield Market (7-10 year) Index+

                             July 1989 -- July 1999

                                    [GRAPHIC]

                                          Smith Barney High
                                             Income Fund           Salomon Bros

July 1989                                       10000                  10000
July 1990                                        8777                   9548
July 1991                                        9864                   8783
July 1992                                       12311                  12717
July 1993                                       14595                  14885
July 1994                                       14828                  17346
July 1995                                       16277                  16892
July 1996                                       17646                  20267
July 1997                                       20774                  22616
July 1998                                       22506                  25983
July 1999                                       21572                  26199

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1989, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1999. The Salomon Smith Barney High-Yield Market (7-10 year) Index includes cash-pay and deferred-interest bonds with a remaining maturity of at least seven years, but less than ten years. This index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------
                                    [GRAPHIC]
Cable Television                                                          10.7%
Casinos/Gambling                                                           3.0%
Container/Packaging                                                        4.1%
Environmental Services                                                     3.3%
Internet Services                                                          4.0%
Oil and Gas Production                                                     3.6%
Paper                                                                      3.3%
Telecommunications/Other                                                  12.8%
Telephone/Cellular                                                         5.8%
Unregulated Power Generation                                               2.9%
Other                                                                     46.5%
--------------------------------------------------------------------------------
* As a percentage of total corporate bonds and notes.

Investment Breakdown
--------------------------------------------------------------------------------
                                    [GRAPHIC]
Preferred Stock and Warrants                                               1.7%
Cash Equivalent                                                            1.0%
Corporate Bonds and Notes                                                 97.3%


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  7

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 1999
--------------------------------------------------------------------------------

     FACE
   AMOUNT(a)        RATING(b)                                  SECURITY                                                  VALUE
==================================================================================================================================
CORPORATE BONDS AND NOTES -- 97.3%

Advertising -- 0.1%
      2,000,000EUR  B-         Go Outdoor Systems Holdings S.A., Sr. Sub. Notes,
                                 10.500% due 7/15/09(c)(d)                                                          $    2,145,946
----------------------------------------------------------------------------------------------------------------------------------
Aerospace -- 0.9%
      5,325,000     B1*        BE Aerospace, Inc., Sr. Sub. Notes, Series B, 9.500% due 11/1/08                          5,411,531
      4,380,000     B-         Dunlop Standard Aero Holdings, Sr. Notes, 11.875% due 5/15/09(c)                          4,462,125
      4,200,000     B-         Fairchild Corp., Guaranteed Sr. Sub. Notes, 10.750% due 4/15/09(c)                        4,131,750
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,005,406
----------------------------------------------------------------------------------------------------------------------------------
Air Freight/Delivery Services -- 0.3%
                               Atlas Air Inc.:
      2,855,000     B-           Sr. Notes, 9.250% due 4/15/08                                                           2,765,781
      2,750,000     BBB-         Pass-Through Certificates, Series 1999-1, Class C, 8.770% due 1/2/11                    2,676,300
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,442,081
----------------------------------------------------------------------------------------------------------------------------------
Airlines -- 0.5%
      8,830,000     BB         Airplanes Pass-Through Trust, Corporate Asset-Backed Securities,
                                 Series 1, Class D, 10.875% due 3/15/19                                                  8,832,826
----------------------------------------------------------------------------------------------------------------------------------
Aluminum -- 0.7%
                               Kaiser Aluminum & Chemical Corp.:
                                 Sr. Notes:
      2,090,000     B1*             Series B, 10.875% due 10/15/06                                                       2,137,025
      1,640,000     B1*             Series D, 10.875% due 10/15/06                                                       1,676,900
      7,055,000     B3*          Sr. Sub. Notes, 12.750% due 2/1/03                                                      7,143,188
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        10,957,113
----------------------------------------------------------------------------------------------------------------------------------
Auto Parts: O.E.M. -- 0.7%
      8,710,000     B          Collins & Aikman Products Co., Guaranteed Sr. Sub. Notes,
                                 11.500% due 4/15/06                                                                     8,884,200
      2,910,000     B          Dura Operating Corp., Sr. Sub. Notes, 9.000% due 5/1/09(c)                                2,800,875
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,685,075
----------------------------------------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.2%
      3,870,000     B1*        Exide Corp., Sr. Exchange Notes, 10.000% due 4/15/05                                      3,874,838
----------------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 1.5%
      4,830,000     B-         Capstar Broadcasting Partners, Inc., Sr. Discount Notes,
                                 step bond to yield 11.364% due 2/1/09                                                   4,147,763
      9,315,000     B1*        Chancellor Media Corp., Guaranteed Sr. Sub. Notes, 9.000% due 10/1/08                     9,408,150
                               Citadel Broadcasting Co.:
      5,035,000     B-           Guaranteed Sr. Sub. Notes, 9.250% due 11/15/08                                          5,173,463
      3,995,000     B-           Sr. Sub. Notes, 10.250% due 7/1/07                                                      4,304,613
      1,475,000     B+         TV Azteca S.A. de C.V., Guaranteed Sr. Notes, Series B,
                                 10.500% due 2/15/07                                                                     1,073,063
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        24,107,052
----------------------------------------------------------------------------------------------------------------------------------
Building Materials -- 0.3%
      4,320,000     B          Atrium Companies Inc., Sr. Sub. Notes, 10.500% due 5/1/09(c)                              4,244,400
----------------------------------------------------------------------------------------------------------------------------------
Building Materials Chains -- 0.2%
      3,800,000     BB         Building Materials Corp. of America, Sr. Deferred Coupon Notes,
                                 Series B, 11.750% due 7/1/04                                                            4,042,250
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

     FACE
   AMOUNT(a)        RATING(b)                                  SECURITY                                                  VALUE
==================================================================================================================================
Building Products -- 1.5%
      4,135,000     B          Amatek Industries Pty Ltd., Sr. Sub. Notes, 12.000% due 2/15/08(c)                   $    4,016,119
      3,450,000     B          NCI Building Systems, Inc., Sr. Sub. Notes, Series B, 9.250% due 5/1/09                   3,415,500
                               Nortek Inc., Sr. Notes, Series B:
      1,500,000     B+           9.250% due 3/15/07                                                                      1,515,000
     12,935,000     B+           9.125% due 9/1/07                                                                      12,967,338
      1,785,000     B+           8.875% due 8/1/08                                                                       1,818,469
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        23,732,426
----------------------------------------------------------------------------------------------------------------------------------
Cable Television -- 10.5%
                               Century Communications Corp.:
      9,150,000     BB-          Sr. Discount Notes, Series B, zero coupon bond to yield 9.325%
                                    due 1/15/08                                                                          4,026,000
      3,535,000     BB-          Sr. Notes, 8.750% due 10/1/07                                                           3,481,975
                               Charter Communications Holdings LLC/Charter Communications
                                 Capital Corp.:
     10,090,000     B+              Sr. Discount Notes, step bond to yield 9.651% due 4/1/11(c)                          6,205,350
      5,345,000     B+              Sr. Notes, 8.625% due 4/1/09(c)                                                      5,184,650
                               CSC Holdings Inc., Sr. Sub. Debentures:
     13,077,000     BB-          9.875% due 2/15/13                                                                     13,927,005
     14,430,000     BB-          10.500% due 5/15/16                                                                    16,233,750
      4,975,000GBP  B-         Diamond Holdings PLC, Guaranteed Notes, 10.000% due 2/1/08(d)                             8,204,729
      7,810,000     B          Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09(c)                                       7,927,150
                               NTL Communications Corp.:
      5,595,000     B-           Sr. Deferred Coupon Notes, Series B, step bond to yield 11.867%
                                    due 10/1/08                                                                          3,888,525
     15,480,000     B-           Sr. Notes, 11.500% due 10/1/08                                                         16,950,600
     10,955,000     BB-        Rogers Cablesystems Ltd., Guaranteed Sr. Sub. Debentures,
                                 11.000% due 12/1/15                                                                    12,639,331
      4,000,000     BB-        Rogers Communications, Inc., Sr. Notes, 9.125% due 1/15/06                                4,080,000
                               TeleWest Communications PLC:
      3,630,000GBP  B+           Sr. Discount Notes, step bond to yield 9.669% due 4/15/09(c)(d)                         3,645,995
      6,550,000     B+           Sr. Notes, 11.250% due 11/1/08                                                          7,401,500
     50,200,000     B          United International Holdings, Inc., Sr. Secured Discount Notes,
                                 Series B, step bond to yield 11.990% due 2/15/08                                       29,367,000
     50,000,000     B2*        United Pan-Europe Communications NV, Sr. Discount Notes,
                                 step bond to yield 12.335% due 8/1/09(c)                                               27,375,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       170,538,560
----------------------------------------------------------------------------------------------------------------------------------
Casinos/Gambling -- 2.9%
      8,650,000     BB+        Harrah's Operating Co., Inc., Guaranteed Sr. Sub. Notes,
                                 7.875% due 12/15/05                                                                     8,304,000
      7,845,000     B          Harveys Casino Resorts, Guaranteed Sr. Sub. Notes, 10.625% due 6/1/06                     8,168,606
      9,180,000     B          Hollywood Park, Inc., Guaranteed Sr. Sub. Notes, Series B,
                                 9.250% due 2/15/07                                                                      9,019,350
        740,000     B          Hollywood Park, Inc./Hollywood Park Operating Co., Sr. Sub. Notes,
                                 Series B, 9.500% due 8/1/07                                                               734,450
      7,500,000     B+         Horseshoe Gaming, L.L.C., Sr. Sub. Notes, 8.625% due 5/15/09(c)                           7,256,250
      5,200,000     B          Isle of Capris Casinos, Inc., Sr. Sub. Notes, 8.750% due 4/15/09(c)                       4,784,000
      1,495,000     BB+        Mandalay Resort Group, Sr. Sub. Debentures, 7.625% due 7/15/13                            1,330,550

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

     FACE
   AMOUNT(a)        RATING(b)                                  SECURITY                                                  VALUE
==================================================================================================================================
Casinos/Gambling -- 2.9% (continued)
                               Station Casinos, Inc., Sr. Sub. Notes:
      2,425,000     B+           10.125% due 3/15/06                                                                $    2,528,063
      5,400,000     B+           8.875% due 12/1/08                                                                      5,332,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        47,457,769
----------------------------------------------------------------------------------------------------------------------------------
Chemicals - Major -- 1.3%
                               Huntsman ICI Chemicals LLC:
     38,450,000     B+           Sr. Discount Notes, zero coupon bond to yield 12.122% due 12/31/09(c)                  10,093,125
                                 Sr. Sub. Notes:
        520,000     NR              9.500% due 7/1/07(c)                                                                   495,950
      8,375,000     B+              10.125% due 7/1/09(c)                                                                8,416,875
      2,525,000EUR  B+              10.125% due 7/1/09(d)                                                                2,695,744
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        21,701,694
----------------------------------------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 0.7%
                               Lyondell Chemical Co., Sr. Secured Notes:
      3,595,000     BB           Series A, 9.625% due 5/1/07(c)                                                          3,648,925
      7,410,000     BB           Series B, 9.875% due 5/1/07(c)                                                          7,484,100
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,133,025
----------------------------------------------------------------------------------------------------------------------------------
Coal Mining -- 0.5%
      7,930,000     B          AEI Resources Inc., Guaranteed Sr. Notes, 10.500% due 12/15/05(c)                         7,850,700
----------------------------------------------------------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 0.5%
      8,280,000     B          Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes, 8.500% due 4/1/08                     8,010,900
----------------------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 3.9%
      9,025,000     B          AEP Industries Inc., Sr. Sub. Notes, 9.875% due 11/15/07                                  8,934,750
      5,600,000EUR  B1*        BSN Financing Co., Guaranteed Sr. Notes, 10.250% due 8/1/09(c)(d)                         5,993,664
      5,000,000     B          BWAY Corp., Sr. Sub. Notes, Series B, 10.250% due 4/15/07                                 5,218,750
      2,780,000     B          Consolidated Container Co., LLC/Consolidated Container Capital, Inc.,
                                 Sr. Sub. Notes, 10.125% due 7/15/09(c)                                                  2,821,700
      5,300,000     B          Huntsman Packaging Corp., Guaranteed Sr. Sub. Notes,
                                 9.125% due 10/1/07                                                                      5,200,625
      8,425,000GER  B          Impress Metal Packaging Holdings, Sr. Sub. Notes,
                                 9.875% due 5/29/07(c)(d)                                                                5,025,034
      4,490,000     B          Packaging Corp. of America, Sr. Sub. Notes, 9.625% due 4/1/09(c)                          4,557,350
     15,155,000     B          Stone Container Finance Corp., Guaranteed Sr. Notes,
                                 11.500% due 8/15/06(c)                                                                 16,140,075
                               Tekni-Plex, Inc.:
      5,190,000     B-           Guaranteed Sr. Sub. Notes, Series B, 9.250% due 3/1/08                                  5,151,075
      4,930,000     B-           Sr. Sub. Notes, Series B, 11.250% due 4/1/07                                            5,281,263
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        64,324,286
----------------------------------------------------------------------------------------------------------------------------------
Contract Drilling -- 1.3%
                               Pride International, Inc., Sr. Notes:
        755,000     BB           9.375% due 5/1/07                                                                         766,325
      6,125,000     BB           10.000% due 6/1/09                                                                      6,278,125
      7,190,000     Ba3*       R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06                                          7,477,600
      6,705,000     BB-        RBF Finance Co., Guaranteed Sr. Secured Notes, 11.375% due 3/15/09                        6,973,200
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        21,495,250
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

     FACE
   AMOUNT(a)        RATING(b)                                  SECURITY                                                  VALUE
==================================================================================================================================
Discount Stores -- 1.6%
     13,710,000     B+         Ames Department Stores, Inc., Sr. Notes, 10.000% due 4/15/06(c)                      $   13,470,075
      5,950,000     BB+        DR Structured Finance Securitized Lease Trust,
                                 Pass-Through Certificates, Series A-2, 8.375% due 8/15/15                               5,821,480
      6,205,000     BB+        Kmart Corp., Debentures, 12.500% due 3/1/05                                               7,461,513
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        26,753,068
----------------------------------------------------------------------------------------------------------------------------------
Diversified Commercial Services -- 1.3%
      5,675,000     BB-        Cia. Latino Americana de Infraestructura & Services S.A.,
                                 Guaranteed Sr. Notes, 11.625% due 6/1/04(c)                                             3,178,000
      7,950,000     B2*        Intertek Finance PLC., Guaranteed Sr. Sub. Notes, Series B,
                                 10.250% due 11/1/06                                                                     7,661,813
     10,450,000     B-         Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                                 11.000% due 11/1/06                                                                    10,306,313
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        21,146,126
----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services -- 0.5%
                               Amresco, Inc., Sr. Sub. Notes:
      4,510,000     CCC+         Series 1997-A, 10.000% due 3/15/04                                                      3,653,100
      5,935,000     CCC+         Series 1998-A, 9.875% due 3/15/05                                                       4,748,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,401,100
----------------------------------------------------------------------------------------------------------------------------------
Diversified Manufacturing -- 0.4%
      7,440,000     B+         Park-Ohio Industries, Inc., Sr. Sub. Notes, 9.250% due 12/1/07                            7,235,400
----------------------------------------------------------------------------------------------------------------------------------
Drugs - Generic -- 1.3%
     20,950,000     BB         ICN Pharmaceuticals Inc., Sr. Notes, Series B, 9.250% due 8/15/05                        21,028,563
----------------------------------------------------------------------------------------------------------------------------------
Electronic Components -- 1.1%
      6,763,000     B+         Celestica International Inc., Sr. Sub. Notes, 10.500% due 12/31/06                        7,354,763
                               ViaSystems, Inc., Sr. Sub. Notes:
      1,025,000     B-           Series B, 9.750% due 6/1/07                                                               886,625
     10,665,000     B-           9.750% due 6/1/07                                                                       9,225,225
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,466,613
----------------------------------------------------------------------------------------------------------------------------------
Electronic Data Processing -- 2.6%
                               Unisys Corp., Sr. Notes:
      9,635,000     BB-          Series B, 12.000% due 4/15/03                                                          10,526,238
     28,500,000     BB-          11.750% due 10/15/04                                                                   31,920,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        42,446,238
----------------------------------------------------------------------------------------------------------------------------------
Engineering and Construction -- 1.5%
      4,310,000     B-         American Plumbing & Mechanical, Inc., Guaranteed
                                 Sr. Sub. Notes, 11.625% due 10/15/08(c)                                                 4,159,150
      7,835,000     B          Group Maintenance America Corp., Sr. Sub. Notes, 9.750% due 1/15/09(c)                    7,678,300
      4,515,000     B+         Integrated Electrical Services, Inc., Guaranteed Sr. Sub. Notes,
                                 9.375% due 2/1/09(c)                                                                    4,481,138
      7,395,000     B          Metromedia Fiber Network, Inc., Sr. Notes, Series B,
                                 10.000% due 11/15/08                                                                    7,515,169
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        23,833,757
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

     FACE
   AMOUNT(a)        RATING(b)                                  SECURITY                                                  VALUE
==================================================================================================================================
Environmental Services -- 3.2%
     40,500,000     B+         Allied Waste North America, Sr. Sub. Notes, 10.000% due 8/1/09(c)                    $   39,993,750
      6,620,000     B+         IT Group, Inc., Sr. Sub. Notes, 11.250% due 4/1/09(c)                                     6,363,475
      5,435,000     B+         URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09(c)                                          5,536,906
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        51,894,131
----------------------------------------------------------------------------------------------------------------------------------
Food Distributors -- 2.6%
     12,230,000     B2*        Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08                                        11,664,363
     16,975,000     B          Imperial Holly Corp., Guaranteed Sr. Sub. Notes, 9.750% due 12/15/07                     16,168,688
      5,220,000     B-         Purina Mills, Inc., Sr. Sub. Notes, 9.000% due 3/15/10                                    2,884,050
     10,690,000     B          SC International Services, Inc., Guaranteed Sr. Sub. Notes, Series B,
                                 9.250% due 9/1/07                                                                      11,024,063
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        41,741,164
----------------------------------------------------------------------------------------------------------------------------------
Foods - Specialty/Candy -- 0.8%
      7,000,000     B-         B&G Foods Inc., Guaranteed Sr. Sub. Notes, 9.625% due 8/1/07                              6,615,000
      6,345,000     B+         Chiquita Brands International, Inc., Sr. Notes, 10.000% due 6/15/09                       6,281,550
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        12,896,550
----------------------------------------------------------------------------------------------------------------------------------
Forest Products -- 0.7%
      9,770,000     B          Ainsworth Lumber Co. Ltd., Sr. Secured Notes, 12.500% due 7/15/07                        10,954,613
----------------------------------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.4%
      4,545,000     B          Falcon Products Inc., Sr. Sub. Notes, 11.375% due 6/15/09(c)                              4,562,044
      1,475,000     B-         Simmons Co., Sr. Sub. Notes, 10.250% due 3/15/09(c)                                       1,506,344
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,068,388
----------------------------------------------------------------------------------------------------------------------------------
Homebuilding -- 0.8%
      5,040,000     Ba1*       D.R. Horton Inc., Guaranteed Sr. Notes, 8.000% due 2/1/09                                 4,775,400
      9,440,000     BB-        U.S. Home Corp., Sr. Sub. Notes, 8.875% due 2/15/09                                       8,956,200
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,731,600
----------------------------------------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.9%
      6,693,000     Ba3*       Fresenius Medical Care Capital Trust I, Guaranteed Trust Preferred Securities,
                                 9.000% due 12/1/06                                                                      6,676,268
      8,275,000     B-         Magellan Health Services, Inc., Sr. Sub. Notes, Series A,
                                 9.000% due 2/15/08                                                                      7,240,625
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,916,893
----------------------------------------------------------------------------------------------------------------------------------
Hotel/Resort -- 2.5%
      6,300,000     B-         Courtyard By Marriott II LP/Courtyard Finance Co., Sr. Secured Notes,
                                 Series B, 10.750% due 2/1/08                                                            6,426,000
                               HMH Properties, Inc., Guaranteed Sr. Notes:
     12,570,000     BB           Series B, 7.875% due 8/1/08                                                            11,564,400
     12,625,000     BB           Series C, 8.450% due 12/1/08                                                           11,993,750
     10,680,000     B+         Intrawest Corp., Sr. Notes, 9.750% due 8/15/08                                           10,826,850
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        40,811,000
----------------------------------------------------------------------------------------------------------------------------------
Industrial Specialties -- 0.4%
      6,750,000EUR  B1*        Leica Geosystems Finance B.V., Guaranteed Sr. Sub. Notes,
                                 9.875% due 12/15/08(c)(d)                                                               7,332,873
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

     FACE
   AMOUNT(a)        RATING(b)                                  SECURITY                                                  VALUE
==================================================================================================================================
Insurance - Multi-Line -- 0.9%
     12,125,000     BB+        SIG Capital Trust I, Guaranteed Trust Preferred Securities,
                                 9.500% due 8/15/27                                                                 $    9,093,750
      6,700,000     B          Veritas Capital Trust, Guaranteed Trust Preferred Securities,
                                 10.000% due 1/1/28                                                                      5,351,625
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,445,375
----------------------------------------------------------------------------------------------------------------------------------
Internet Services -- 3.9%
      3,650,000     NR         Cybernet Internet Services International, Inc., Units, 14.000% due 7/1/09                 3,750,375
                               PSINet Inc., Sr. Notes:
     11,060,000     B-           Series B, 10.000% due 2/15/05                                                          10,672,900
      8,565,000     B-           11.500% due 11/1/08                                                                     8,779,125
      8,860,000     B-           11.000% due 8/1/09(c)                                                                   8,860,000
      3,000,000EUR  B-           11.000% due 8/1/09(c)(d)                                                                3,210,891
      9,805,000     NR         Splitrock Services, Inc., Guaranteed Sr. Notes, Series B,
                                 11.750% due 7/15/08                                                                     9,265,725
                               Verio Inc., Sr. Notes:
      4,940,000     B-           10.375% due 4/1/05                                                                      4,915,300
     10,185,000     B-           11.250% due 12/1/08                                                                    10,414,163
      6,955,000     CCC+       Wam!Net Inc., Guaranteed Sr. Discount Notes, Series B,
                                 step bond to yield 14.851% due 3/1/05                                                   4,120,838
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        63,989,317
----------------------------------------------------------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 1.0%
     17,050,000     B-         SFX Entertainment, Inc., Guaranteed Sr. Sub. Notes, Series B,
                                 9.125% due 2/1/08                                                                      16,538,500
----------------------------------------------------------------------------------------------------------------------------------
Machinery - Industrial/Components -- 0.4%
      6,315,000     B-         Alvey Systems Inc., Sr. Sub. Notes, 11.375% due 1/31/03                                   6,488,663
----------------------------------------------------------------------------------------------------------------------------------
Media Conglomerates -- 0.5%
      5,150,000GBP  B          Polestar Corp. PLC, Sr. Notes, 10.500% due 5/30/08(d)                                     8,259,623
----------------------------------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.3%
      4,360,000     B-         Hanger Orthopedic Group, Inc., Sr. Sub. Notes, 11.250% due 6/15/09(c)                     4,452,650
----------------------------------------------------------------------------------------------------------------------------------
Metal/Minerals - Other -- 0.6%
     10,040,000     B-         Haynes International Inc., Sr. Notes, 11.625% due 9/1/04                                  9,512,900
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 0.1%
      1,520,000     B-         Key Plastics, Inc., Guaranteed Sr. Sub. Notes, Series B,
                                 10.250% due 3/15/07                                                                     1,478,200
----------------------------------------------------------------------------------------------------------------------------------
Multi-Sector Companies -- 0.5%
      8,155,000     B-         Triarc Consumer Beverage, Sr. Sub. Notes, 10.250% due 2/15/09(c)                          7,930,738
----------------------------------------------------------------------------------------------------------------------------------
Newspapers -- 0.3%
      4,845,000     B+         Garden State Newspapers Inc., Sr. Sub. Notes, 8.625% due 7/1/11(c)                        4,596,694
----------------------------------------------------------------------------------------------------------------------------------
Oil and Gas Production -- 3.5%
                               Belco Oil & Gas Corp.:
      4,700,000     B1*          Guaranteed Sr. Sub. Notes, Series B, 10.500% due 4/1/06                                 4,917,375
      4,910,000     B1*          Sr. Sub. Notes, Series B, 8.875% due 9/15/07                                            4,811,800
     16,090,000     B+         Clark USA Inc., Sr. Notes, Series B, 10.875% due 12/1/05                                 14,219,538

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

     FACE
   AMOUNT(a)        RATING(b)                                  SECURITY                                                  VALUE
==================================================================================================================================
Oil and Gas Production -- 3.5% (continued)
        575,000     B          Forest Oil Corp., Guaranteed Sr. Sub. Notes 10.500% due 1/15/06                      $      592,250
      3,340,000     B+         Nuevo Energy Co., Guaranteed Sr. Sub. Notes, 9.500% due 4/15/06                           3,415,150
                               Ocean Energy Inc.:
      6,400,000     BB-          Guaranteed Sr. Sub. Debentures, 9.750% due 10/1/06                                      6,624,000
     11,225,000     BB-          Guaranteed Sr. Sub. Notes, 10.375% due 10/15/05                                        11,828,344
      3,420,000     B+         Parker Drilling Co., Guaranteed Sr. Notes, Series D, 9.750% due 11/15/06                  3,146,400
      4,525,000     B2*        Stone Energy Corp., Guaranteed Sr. Sub. Notes, 8.750% due 9/15/07                         4,513,688
      3,305,000     B+         Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due 6/30/09                               3,433,069
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        57,501,614
----------------------------------------------------------------------------------------------------------------------------------
Oil and Gas Transmission -- 0.3%
      4,950,000     BB-        Leviathan Gas Pipeline Partners, L.P./Leviathan Finance Corp.,
                                 Sr. Sub. Notes, 10.375% due 6/1/09(c)                                                   5,098,500
----------------------------------------------------------------------------------------------------------------------------------
Packaged Goods/Cosmetics -- 0.2%
      4,465,000     B-         Revlon Consumer Products Corp., Sr. Sub. Exchange Notes,
                                 8.625% due 2/1/08                                                                       3,772,925
----------------------------------------------------------------------------------------------------------------------------------
Paper -- 3.2%
      9,265,000EUR  B          Kappa Beheer BV, Guaranteed Sr. Sub. Notes, 10.625% due 7/15/09(c)(d)                     9,817,542
      9,790,000     CCC+       Repap New Brunswick Inc., Second Priority Mortgage Notes,
                                 10.625% due 4/15/05                                                                     8,468,350
                               Riverwood International Corp.:
      6,830,000     B-           Guaranteed Sr. Notes, 10.625% due 8/1/07                                                7,086,125
      9,060,000     CCC+         Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08                                           8,946,750
      2,317,499     NR         S.D. Warren Co., Debentures, 14.000% due 12/15/06                                         2,653,536
      8,790,000     BB+        Tembec Finance Corp., Guaranteed Sr. Notes, 9.875% due 9/30/05                            9,185,550
      5,780,000     BB+        Tembec Industries, Inc., Guaranteed Sr. Notes, 8.625% due 6/30/09                         5,780,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        51,937,853
----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals -- 0.1%
      1,045,000     B          King Pharmaceuticals, Inc., Guaranteed Sr. Sub. Notes,
                                 10.750% due 2/15/09                                                                     1,082,881
----------------------------------------------------------------------------------------------------------------------------------
Photographic Products -- 0.6%
      9,065,000     BB-        Polaroid Corp., Sr. Notes, 11.500% due 2/15/06                                            9,540,913
----------------------------------------------------------------------------------------------------------------------------------
Printing/Forms -- 0.3%
      4,990,000     BB-        World Color Press, Inc., Sr. Sub. Notes, 7.750% due 2/15/09                               4,883,963
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 1.0%
      7,500,000     NR         Ocwen Asset Investment Corp., Redeemable Notes, 11.500% due 7/1/05                        6,525,000
      8,690,000     Baa3*      Trizec Finance Ltd., Guaranteed Sr. Notes, 10.875% due 10/15/05                           9,472,100
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        15,997,100
----------------------------------------------------------------------------------------------------------------------------------
Recreational Products/Toys -- 0.4%
      5,500,000EUR  B2*        Head Holding GMBH, Sr. Notes, 10.750% due 7/15/06(c)(d)                                   5,827,768
----------------------------------------------------------------------------------------------------------------------------------
Rental/Leasing Companies -- 1.2%
      7,645,000     BB-        Avis Rent a Car, Inc., Sr. Sub. Notes, 11.000% due 5/1/09(c)                              7,855,238
      3,540,000     B          NationsRent, Inc., Guaranteed Sr. Sub. Notes, 10.375% due 12/15/08                        3,575,400
      8,820,000     BB-        United Rentals (North America), Inc., Guaranteed Sr. Sub. Notes,
                                 Series B, 9.250% due 1/15/09                                                            8,720,775
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        20,151,413
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

     FACE
   AMOUNT(a)        RATING(b)                                  SECURITY                                                  VALUE
==================================================================================================================================
Restaurants -- 0.5%
      8,740,000     B          Advantica Restaurant Group, Inc., Sr. Notes, 11.250% due 1/15/08                     $    8,128,200
----------------------------------------------------------------------------------------------------------------------------------
Retail - Food Chains -- 0.0%
        700,000     CCC+       Pathmark Stores, Inc., Sub. Notes, 12.625% due 6/15/02                                      717,500
----------------------------------------------------------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 0.7%
     12,250,000     B-         Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes, Series B,
                                 10.250% due 4/15/08                                                                    11,668,125
----------------------------------------------------------------------------------------------------------------------------------
Savings and Loan Associations -- 1.0%
      8,100,000     B2*        Ocwen Capital Trust I, Guaranteed Capital Securities, 10.875% due 8/1/27                  5,670,000
      4,000,000     B+         Ocwen Federal Bank FSB, Sub. Debentures, 12.000% due 6/15/05                              3,730,000
      7,550,000     BB-        Ocwen Financial Corp., Notes, 11.875% due 10/1/03                                         7,097,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        16,497,000
----------------------------------------------------------------------------------------------------------------------------------
Semiconductors -- 0.7%
     12,265,000     B          Fairchild Semiconductor Corp., Sr. Sub. Notes, 10.125% due 3/15/07                       12,019,700
----------------------------------------------------------------------------------------------------------------------------------
Steel/Iron Ore -- 1.7%
      5,110,000     Ba3*       National Steel Corp., First Mortgage Bonds, Series D, 9.875% due 3/1/09                   5,250,525
      6,745,000     B+         Russel Metals Inc., 10.000% due 6/1/09                                                    6,770,294
      6,200,000     B+         WCI Steel, Inc., Sr. Secured Notes, Series B, 10.000% due 12/1/04                         6,417,000
      9,960,000     B          WHX Corp., Sr. Exchange Notes, 10.500% due 4/15/05                                        9,636,300
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        28,074,119
----------------------------------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 12.5%
      2,125,000GBP  B1*        COLT Telecommunications Group PLC, Sr. Notes, 10.125% due 11/30/07(d)                     3,511,372
                               E.Spire Communications, Inc.:
     14,895,000     NR           Sr. Discount Notes, step bond to yield 12.043% due 7/1/08                               6,702,750
      1,250,000     NR           Sr. Notes, 13.750% due 7/15/07                                                          1,129,688
                               Esprit Telecom Group PLC, Sr. Notes:
      5,950,000     B-           11.500% due 12/15/07                                                                    6,426,000
      5,000,000GER  B-           11.500% due 12/15/07(d)                                                                 2,927,497
      1,900,000     B-           10.875% due 6/15/08                                                                     1,995,000
     17,390,000     NR         FaciliCom International, Inc., Sr. Notes, Series B, 10.500% due 1/15/08                  12,259,950
                               Hermes Europe Railtel BV, Sr. Notes:
     14,775,000     B            11.500% due 8/15/07                                                                    15,366,000
      4,200,000     B            10.375% due 1/15/09                                                                     4,221,000
                               ICG Holdings, Inc.:
      3,390,000     B-           Guaranteed Sr. Discount Notes, step bond to yield 12.508% due 9/15/05                   3,051,000
      5,920,000     B-           Guaranteed Sr. Secured Discount Notes, step bond to yield
                                    12.293% due 5/1/06                                                                   4,839,600
      4,525,000     BB-        IMPSAT Corp., Guaranteed Sr. Notes, 12.125% due 7/15/03                                   4,027,250
                               Intermedia Communications Inc.:
                                 Sr. Discount Notes:
      5,215,000     B               Series B, step bond to yield 11.237% due 7/15/07                                     3,676,575
        595,000     B               Step bond to yield 12.132% due 5/15/06                                                 487,900
      3,145,000     B            Sr. Notes, Series B, 9.500% due 3/1/09                                                  3,019,200
      4,800,000     B3*        IXC Communications Inc., Sr. Sub. Notes, 9.000% due 4/15/08                               4,836,000
      8,450,000     B-         KMC Telecom Holdings, Inc., Sr. Notes, 13.500% due 5/15/09(c)                             8,450,000
     21,260,000     B          Level 3 Communications, Inc., Sr. Discount Notes,
                                 step bond to yield 10.936% due 12/1/08                                                 12,330,800

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 15

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

     FACE
   AMOUNT(a)        RATING(b)                                  SECURITY                                                  VALUE
==================================================================================================================================
Telecommunications - Other -- 12.5% (continued)
     13,650,000     B          Metronet Communications Corp., Sr. Notes, 12.000% due 8/15/07                        $   15,902,250
                               Microcell Telecommunications Inc., Sr. Discount Notes:
      3,470,000     B            Series B, step bond to yield 11.709% due 6/1/06                                         2,836,725
      6,760,000     B-           Step bond to yield 11.824% due 6/1/09(c)                                                4,039,100
                               NEXTLINK Communications, Inc.:
     17,300,000     B            Sr. Discount Notes, step bond to yield 12.030% due 6/1/09                               9,947,500
      8,395,000     B            Sr. Notes, 10.750% due 6/1/09                                                           8,541,913
      6,635,000     B          NEXTLINK Communications, L.L.C./NEXTLINK Capital Inc.,
                                 Sr. Notes, 12.500% due 4/15/06                                                          7,290,206
      9,055,000     BB-        Orange PLC, Sr. Notes, 9.000% due 6/1/09(c)                                               9,077,638
     10,140,000     B-         Primus Telecommunications Group, Inc., Sr. Notes, 11.750% due 8/1/04                     10,190,700
                               Tele1 Europe B.V.:
      3,555,000     B-           13.000% due 5/15/09(c)                                                                  3,768,300
      3,600,000EUR  B-           13.000% due 5/15/09(c)(d)                                                               4,064,988
     10,945,000     NR         VersaTel Telecom International NV, Sr. Notes, 13.250% due 5/15/08                        11,382,800
                               Viatel, Inc., Sr. Notes:
      7,425,000     Caa1*        11.250% due 4/15/08                                                                     7,443,563
      2,825,000     B-           11.500% due 3/15/09(c)                                                                  2,839,125
      7,100,000     B          Worldwide Fiber Inc., Sr. Notes, 12.000% due 8/1/09(c)                                    7,153,250
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       203,735,640
----------------------------------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 5.7%
      3,170,000     CCC+       Centennial Cellular Corp., Sr. Sub. Notes, 10.750% due 12/15/08(c)                        3,296,800
      7,155,000     B          Clearnet Communications Inc., Sr. Discount Notes,
                                 Step bond to yield 13.626% due 12/15/05                                                 6,511,050
                               Crown Castle International Corp., Sr. Discount Notes:
      5,120,000     B            Step bond to yield 10.739% due 5/15/11                                                  3,008,000
      5,525,000     B            Step bond to yield 11.152% due 8/1/11(c)                                                3,225,219
      3,270,000     NR         Dobson/Sygnet Communications Co., Sr. Notes,
                                 12.250% due 12/15/08                                                                    3,417,150
                               Dolphin Telecom PLC, Sr. Discount Notes:
     13,550,000     CCC+         Step bond to yield 12.672% due 6/1/08                                                   6,504,000
     10,150,000EUR  CCC+         Step bond to yield 10.882% due 6/1/08(d)                                                4,942,900
     24,300,000     B-         Millicom International Cellular S.A., Sr. Discount Notes,
                                 Step bond to yield 16.214% due 6/1/06                                                  17,951,625
                               Nextel Communications, Inc.:
      2,900,000     B2*          Sr. Redeemable Discount Notes, step bond to yield
                                    10.677% due 9/15/07                                                                  2,131,500
     11,345,000     B2*          Sr. Serial Redeemable Discount Notes, step bond to yield
                                    10.765% due 2/15/08                                                                  8,083,313
     14,095,000     NR         Spectrasite Holdings Inc., Sr. Discount Notes, step bond to yield
                                 11.029% due 4/15/09(c)                                                                  7,752,250
      5,910,000     B3*        Telecorp PCS Inc., Sr. Discount Notes, step bond to yield
                                 12.165% due 4/15/09(c)                                                                  3,339,150
                               Telesystem International Wireless Inc., Sr. Discount Notes:
     22,010,000     CCC+         Series B, step bond to yield 14.501% due 6/30/07                                       11,555,250
     12,100,000     CCC+         Series C, step bond to yield 12.193% due 11/1/07                                        5,505,500
      7,795,000     B3*        Triton PCS, Inc., Guaranteed Sr. Sub. Discount Notes,
                                 step bond to yield 11.620% due 5/1/08                                                   5,144,700
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        92,368,407
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

     FACE
   AMOUNT(a)        RATING(b)                                  SECURITY                                                  VALUE
==================================================================================================================================
Textiles -- 0.4%
     11,850,000GER  B3*        Texon International PLC, Sr. Notes, 10.000% due 2/1/08(c)(d)                         $    5,803,420
----------------------------------------------------------------------------------------------------------------------------------
Transportation - Marine -- 0.3%
      4,400,000     B-         Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                                    4,290,000
      1,075,000     BB-        Sea Containers Ltd., Sr. Sub. Debentures, Series A,
                                 12.500% due 12/1/04                                                                     1,159,656
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,449,656
----------------------------------------------------------------------------------------------------------------------------------
Unregulated Power Generation -- 2.8%
                               AES Corp.:
     17,655,000     Ba1*         Sr. Notes, 9.500% due 6/1/09                                                           18,184,650
      9,635,000     Ba3*         Sr. Sub. Notes, 10.250% due 7/15/06                                                     9,924,050
      5,035,000     BB         Caithness Coso Funding Corp., Sr. Secured Notes,
                                 9.050% due 12/15/09(c)                                                                  5,035,000
                               Calpine Corp., Sr. Notes:
      9,085,000     BB           10.500% due 5/15/06                                                                     9,811,800
      3,090,000     BB           8.750% due 7/15/07                                                                      3,117,038
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        46,072,538
----------------------------------------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.6%
      9,930,000     B-         Fisher Scientific International Inc., Sr. Sub. Notes,
                                 9.000% due 2/1/08                                                                       9,557,625
----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS AND NOTES
                               (Cost -- $1,642,008,867)                                                              1,586,819,194
==================================================================================================================================

    SHARES                                                     SECURITY                                                  VALUE
==================================================================================================================================
COMMON STOCK -- 0.0%

Telecommunications -- Other -- 0.0%
         18,375                Pagemart Nationwide Inc.(c) (Cost -- $0)                                                    128,625
==================================================================================================================================
PREFERRED STOCK -- 1.4%

Broadcasting -- 0.5%
         70,074                Capstar Broadcasting Partners, Inc., 12.625% Cumulative Exchangeable,
                                 Series E                                                                                8,584,076
----------------------------------------------------------------------------------------------------------------------------------
Diversified Manufacture -- 0.2%
         60,000                Eagle-Picher Holdings, Inc., 11.750% Cumulative Redeemable Exchangeable,
                                 Series B                                                                                3,090,000
----------------------------------------------------------------------------------------------------------------------------------
Electronic Components -- 0.1%
        195,332                ViaSystems Inc., Payment-in-Kind, Series B                                                1,757,991
----------------------------------------------------------------------------------------------------------------------------------
Food Distributors -- 0.0%
          2,459                AmeriKing, Inc., 13.000% Exchangeable                                                        56,557
----------------------------------------------------------------------------------------------------------------------------------
Savings and Loan Associations -- 0.6%
        357,500                California Federal Preferred Capital Corp., 9.125% Noncumulative
                                 Exchangeable, Series A                                                                  9,250,313
----------------------------------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 0.0%
            109                Intermedia Communications Inc., 13.500% Exchangeable, Series B                                  909
----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL PREFERRED STOCK
                               (Cost -- $24,627,715)                                                                    22,739,846
==================================================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 17

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

    SHARES                                                     SECURITY                                                  VALUE
==================================================================================================================================
WARRANTS(e) -- 0.3%

Broadcasting -- 0.0%
         21,675                UIH Australia/Pacific Inc., Expire 5/15/06                                           $      650,250
----------------------------------------------------------------------------------------------------------------------------------
Cable -- 0.0%
          5,925                Wireless One Inc., Expire 10/19/00                                                            1,481
----------------------------------------------------------------------------------------------------------------------------------
Internet Services -- 0.1%
         14,405                Splitrock Services, Inc., Expire 7/15/08                                                  1,008,350
         33,975                Wam!Net Inc., Expire 3/1/05                                                                 772,931
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,781,281
----------------------------------------------------------------------------------------------------------------------------------
Paper -- 0.0%
          8,025                SDW Holdings Corp., Expire 12/15/06(c)                                                      141,240
----------------------------------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 0.2%
         37,490                Pagemart, Inc., Expire 12/31/03                                                             112,470
          9,550                RSL Communications, Ltd., Expire 11/15/06                                                   382,000
         10,945                VersaTel Telecom International NV, Expire 5/15/08(c)                                      1,805,925
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,300,395
----------------------------------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 0.0%
          6,575                Globalstar Telecommunications Ltd., Expire 2/15/04(c)                                       598,325
         10,475                Iridium World Communications Ltd., Expire 7/15/05(c)                                            105
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           598,430
----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL WARRANTS
                               (Cost -- $2,155,969)                                                                      5,473,077
==================================================================================================================================

     FACE
    AMOUNT                                                     SECURITY                                                  VALUE
==================================================================================================================================
REPURCHASE AGREEMENT -- 1.0%

$    15,435,000                J.P. Morgan Securities, Inc., 5.050% due 8/2/99;
                               Proceeds at maturity -- $15,441,496;
                               (Fully collateralized by U.S. Treasury Notes, 3.625% due 1/15/08;
                               Market value -- $15,743,731) (Cost -- $15,435,000)                                       15,435,000
==================================================================================================================================
                               TOTAL INVESTMENTS -- 100%
                               (Cost -- $1,684,227,551**)                                                           $1,630,595,742
==================================================================================================================================

(a)   Face amount in U.S. dollars unless otherwise indicated.

(b) All ratings are by Standard & Poor's Rating Service with the exception of those identified by an asterisk(*), which are rated by Moody's Investor Services, Inc.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d) Security is segregated by Custodian for open forward foreign currency contracts.

(e)   Non-income producing security.

#     Securities issued with attached warrants.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      Currency abbreviations:

      EUR  -- Euro
      GBP  -- British Pounds
      GER  -- German Mark

See page 19 for definition of ratings.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Rating Service ("Standard & Poor's") -- Ratings from "BBB" to "D" may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

BBB            -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC  -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D              -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investor Services, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Baa" through "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Baa            -- Bonds rated "Baa" are considered to be medium grade
                  obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba             -- Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well characterize bonds in this class.

B              -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa            -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR             -- Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 19

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 1999
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost -- $1,684,227,551)                                          $1,630,595,742
    Receivable for Fund shares sold                                                              8,414,748
    Receivable for securities sold                                                              25,874,444
    Interest receivable                                                                         37,844,911
    Receivable for open forward foreign currency contracts (Note 8)                                133,387
    Other assets                                                                                   310,269
----------------------------------------------------------------------------------------------------------
    Total Assets                                                                             1,703,173,501
----------------------------------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities sold                                                                 24,736,443
    Dividends payable                                                                            7,425,699
    Payable for Fund shares purchased                                                            2,303,660
    Payable for open forward foreign currency contracts (Note 8)                                 1,590,928
    Investment advisory fees payable                                                               673,083
    Payable to bank                                                                                412,921
    Administration fees payable                                                                    269,233
    Distribution fees payable                                                                      190,577
    Accrued expenses                                                                               195,000
----------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                           37,797,544
----------------------------------------------------------------------------------------------------------
Total Net Assets                                                                            $1,665,375,957
==========================================================================================================
NET ASSETS:
    Par value of shares of beneficial interest                                              $      161,583
    Capital paid in excess of par value                                                      1,876,544,697
    Overdistributed net investment income                                                       (7,563,912)
    Accumulated net realized loss from security transactions
      and foreign currencies                                                                  (148,632,692)
    Net unrealized depreciation of investments and foreign currencies                          (55,133,719)
----------------------------------------------------------------------------------------------------------
Total Net Assets                                                                            $1,665,375,957
==========================================================================================================
Shares Outstanding:
    Class A                                                                                     47,939,272
    ------------------------------------------------------------------------------------------------------
    Class B                                                                                     79,320,451
    ------------------------------------------------------------------------------------------------------
    Class L                                                                                     13,805,520
    ------------------------------------------------------------------------------------------------------
    Class Y                                                                                     20,508,148
    ------------------------------------------------------------------------------------------------------
    Class Z                                                                                          9,590
    ------------------------------------------------------------------------------------------------------

Net Asset Value:
    Class A (and redemption price)                                                                  $10.30
    ------------------------------------------------------------------------------------------------------
    Class B *                                                                                       $10.31
    ------------------------------------------------------------------------------------------------------
    Class L **                                                                                      $10.32
    ------------------------------------------------------------------------------------------------------
    Class Y (and redemption price)                                                                  $10.33
    ------------------------------------------------------------------------------------------------------
    Class Z (and redemption price)                                                                  $10.29
    ------------------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
    Class A (net asset value plus 4.71% of net asset value per share)                               $10.79
    ------------------------------------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value per share)                               $10.42
==========================================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                                                 $ 164,957,324
    Dividends                                                                                    2,816,265
----------------------------------------------------------------------------------------------------------
    Total Investment Income                                                                    167,773,589
----------------------------------------------------------------------------------------------------------
EXPENSES:
    Distribution fees (Note 2)                                                                   8,242,837
    Investment advisory fees (Note 2)                                                            8,208,808
    Administration fees (Note 2)                                                                 3,283,523
    Shareholder and system servicing fees                                                        1,056,967
    Registration fees                                                                              179,506
    Shareholder communications                                                                      76,930
    Custody                                                                                         45,475
    Audit and legal                                                                                 37,896
    Trustees' fees                                                                                  24,930
    Other                                                                                           26,885
----------------------------------------------------------------------------------------------------------
    Total Expenses                                                                              21,183,757
----------------------------------------------------------------------------------------------------------
Net Investment Income                                                                          146,589,832
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 8):
    Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)                                 (101,509,241)
      Foreign currency transactions                                                              1,151,932
----------------------------------------------------------------------------------------------------------
    Net Realized Loss                                                                         (100,357,309)
----------------------------------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation (Depreciation) of Investments
    and Foreign Currencies:
      Beginning of year                                                                         49,012,499
      End of year                                                                              (55,133,719)
----------------------------------------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation                                                   (104,146,218)
----------------------------------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                                                (204,503,527)
----------------------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                                       $ (57,913,695)
==========================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 21

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                 For the Years Ended July 31,
--------------------------------------------------------------------------------

                                                                               1999               1998
===========================================================================================================
OPERATIONS:
    Net investment income                                                $   146,589,832    $   122,877,981
    Net realized gain (loss)                                                (100,357,309)        10,647,989
    Increase in net unrealized depreciation                                 (104,146,218)       (14,279,687)
-----------------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Operations                        (57,913,695)       119,246,283
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                   (147,164,256)      (132,554,109)
    Capital                                                                   (2,010,947)                --
-----------------------------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders                                         (149,175,203)      (132,554,109)
-----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
    Net proceeds from sales                                                  962,304,050        885,478,695
    Net asset value of shares issued for
      reinvestment of dividends                                               62,438,522         57,783,246
    Cost of shares reacquired                                               (828,877,756)      (542,173,702)
-----------------------------------------------------------------------------------------------------------
    Increase in Net Assets From
      Fund Share Transactions                                                195,864,816        401,088,239
-----------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                            (11,224,082)       387,780,413

NET ASSETS:
    Beginning of year                                                      1,676,600,039      1,288,819,626
-----------------------------------------------------------------------------------------------------------
    End of year*                                                         $ 1,665,375,957    $ 1,676,600,039
===========================================================================================================
* Includes overdistributed net investment income of:                     $    (7,563,912)   $    (7,643,362)
===========================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney Convertible Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) gains or losses on the sale of securities are recorded by using the specific identification method;
(i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $84,580,052 was reclassified to paid in capital. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 23

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

recognized when contracts are settled. The Fund from time to time may also enter into options and/or futures contracts to hedge market risk.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSBC Fund Management Inc. ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. ("CFBDS") became the Fund's distributor. Prior to that date, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 1999, CFBDS and SSB received sales charges of $1,302,000 and $739,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                 Class A            Class B            Class L
===============================================================================
CDSCs                          $   32,000         $1,545,000         $   60,000
===============================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 1999, total Distribution Plan fees incurred were:

                                       Class A         Class B         Class L
===============================================================================
Distribution Plan Fees               $1,227,913      $6,175,504      $  839,420
===============================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the year ended July 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===============================================================================
Purchases                                                        $1,671,661,254
-------------------------------------------------------------------------------
Sales                                                             1,521,704,790
===============================================================================

At July 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                      $ 21,524,977
Gross unrealized depreciation                                       (75,156,786)
-------------------------------------------------------------------------------
Net unrealized depreciation                                        $(53,631,809)
===============================================================================


--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4. Capital Loss Carryforward

At July 31, 1999, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $72,393,000 available, to offset future realized capital gains. To the extent that these capital carryforward losses are used to offset realized capital gains, it is probable that the gains so offset will not be distributed. The following capital loss carryforward amounts expire on July 31 in the year indicated below:

                                                                    Carryforward
Year                                                                   Amounts
================================================================================
2000                                                                 $ 9,861,000
2003                                                                  13,404,000
2004                                                                  23,360,000
2007                                                                  25,768,000
================================================================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 1999, the Fund had no open futures contracts.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 1999, the Fund had no open purchased call or put options contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 25

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

For the year ended July 31, 1999, the Fund did not write any options.

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

8. Forward Foreign Currency Contracts

At July 31, 1999, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The net unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                         Local         Market       Settlement   Unrealized
Foreign Currency                                       Currency         Value          Date      Gain (Loss)
===========================================================================================================
To Sell:
Euro                                                   3,752,609     $ 4,030,510      9/15/99    $  (12,517)
Euro                                                  27,024,694      29,026,020      9/15/99      (533,885)
Euro                                                   2,578,262       2,769,196      9/15/99       (89,995)
Euro                                                   6,364,897       6,836,252      9/15/99      (331,328)
Euro                                                   5,663,778       6,083,211      9/15/99       (46,870)
Euro                                                  12,454,859      13,377,209      9/15/99      (499,508)
British Pounds                                         2,332,719       3,779,543      9/22/99        22,485
British Pounds                                         3,373,253       5,465,450      9/22/99        32,515
British Pounds                                         5,421,233       8,783,650      9/22/99        52,255
British Pounds                                         2,241,815       3,632,259      9/22/99       (40,198)
British Pounds                                         2,163,333       3,505,100      9/22/99       (36,627)
-----------------------------------------------------------------------------------------------------------
                                                                                                 (1,483,673)
-----------------------------------------------------------------------------------------------------------
To Buy:
Euro Dollar                                            1,863,513       2,006,886      9/15/99        26,132
-----------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Forward
  Foreign Currency Contracts                                                                    $(1,457,541)
===========================================================================================================


--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

9. Shares of Beneficial Interest

At July 31, 1999, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

At July 31, 1999, total paid-in capital amounted to the following for each class:

                            Class A            Class B            Class L            Class Y           Class Z
===============================================================================================================
Total Paid-in Capital    $515,410,832      $1,004,109,843      $146,307,996       $208,522,460       $2,355,149
===============================================================================================================

Transactions in shares of each class were as follows:

                                           Year Ended                        Year Ended
                                         July 31, 1999                      July 31, 1998
                                 ------------------------------    -----------------------------
                                     Shares         Amount             Shares         Amount
================================================================================================
Class A
Shares sold                        30,693,460    $ 329,457,614       22,998,211    $ 272,808,591
Shares issued on reinvestment       2,320,067       24,728,133        1,971,340       23,294,812
Shares reacquired                 (28,694,046)    (309,682,580)     (17,215,562)    (204,302,817)
------------------------------------------------------------------------------------------------
Net Increase                        4,319,481    $  44,503,167        7,753,989    $  91,800,586
================================================================================================
Class B
Shares sold                        22,658,578    $ 243,905,277       23,102,567    $ 274,466,045
Shares issued on reinvestment       2,881,204       30,722,603        2,391,943       28,277,649
Shares reacquired                 (19,385,138)    (208,080,670)      (9,879,005)    (117,285,811)
------------------------------------------------------------------------------------------------
Net Increase                        6,154,644    $  66,547,210       15,615,505    $ 185,457,883
================================================================================================
Class L+
Shares sold                        10,088,505    $ 108,547,108        4,744,290    $  56,357,614
Shares issued on reinvestment         542,331        5,780,852          256,182        3,031,246
Shares reacquired                  (4,726,792)     (50,764,189)        (851,853)     (10,130,212)
------------------------------------------------------------------------------------------------
Net Increase                        5,904,044    $  63,563,771        4,148,619    $  49,258,648
================================================================================================
Class Y
Shares sold                        26,317,750    $ 280,394,051       23,695,209    $         449
Shares issued on reinvestment         112,305        1,201,686          267,423            5,225
Shares reacquired                 (23,916,811)    (260,350,270)     (17,734,768)          (2,686)
------------------------------------------------------------------------------------------------
Net Increase                        2,513,244    $  21,245,467        6,227,864    $       2,988
================================================================================================
Class Z
Shares sold                                --               --               37    $         449
Shares issued on reinvestment             492    $       5,248              445            5,225
Shares reacquired                          (4)             (47)            (225)          (2,686)
------------------------------------------------------------------------------------------------
Net Increase                              488    $       5,201              257    $       2,988
================================================================================================

+ On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 27

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class A Shares                                     1999(1)          1998          1997             1996          1995
========================================================================================================================
Net Asset Value, Beginning of Year                $  11.74        $  11.82      $  10.98         $  11.10      $  11.16
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                              1.00            1.02          1.09             1.08          1.08
   Net realized and unrealized gain (loss)           (1.44)          (0.01)         0.83            (0.12)        (0.02)
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  (0.44)           1.01          1.92             0.96          1.06
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             (0.99)          (1.09)        (1.08)           (1.08)        (1.05)
   Capital                                           (0.01)             --            --               --         (0.07)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (1.00)          (1.09)        (1.08)           (1.08)        (1.12)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $  10.30        $  11.74      $  11.82         $  10.98      $  11.10
------------------------------------------------------------------------------------------------------------------------
Total Return                                         (3.65)%          8.85%        18.31%%++         8.95%        10.28%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $493,725        $512,294      $424,087         $341,040      $316,716
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                           1.05%           1.05%         1.06%            1.10%         1.11%
   Net investment income                              9.24            8.61          9.57             9.65         10.03
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 96%            102%           78%              72%           60%
========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.


--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class B Shares                                     1999(1)          1998          1997          1996          1995
=====================================================================================================================
Net Asset Value, Beginning of Year                $  11.75        $  11.83      $  10.99      $  11.11      $  11.16
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                              0.95            0.96          1.03          1.02          1.03
   Net realized and unrealized gain (loss)           (1.44)          (0.01)         0.83         (0.12)        (0.02)
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  (0.49)           0.95          1.86          0.90          1.01
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             (0.94)          (1.03)        (1.02)        (1.02)        (0.99)
   Capital                                           (0.01)             --            --            --         (0.07)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.95)          (1.03)        (1.02)        (1.02)        (1.06)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $  10.31        $  11.75      $  11.83      $  10.99      $  11.11
---------------------------------------------------------------------------------------------------------------------
Total Return                                         (4.15)%          8.34%        17.72%         8.41%         9.77%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $817,382        $859,472      $680,916      $560,031      $478,499
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                           1.55%           1.55%         1.55%         1.59%         1.61%
   Net investment income                              8.75            8.11          9.07          9.16          9.52
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 96%            102%           78%           72%           60%
=====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 29

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class L Shares                                     1999(1)         1998(2)          1997          1996        1995(3)(4)
=========================================================================================================================
Net Asset Value, Beginning of Year                $  11.76        $  11.84        $  11.00      $  11.11      $  10.90
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                              0.96            0.97            1.04          1.03          0.95
   Net realized and unrealized gain (loss)           (1.45)          (0.01)           0.83         (0.11)         0.23
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  (0.49)           0.96            1.87          0.92          1.18
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             (0.94)          (1.04)          (1.03)        (1.03)        (0.90)
   Capital                                           (0.01)             --              --            --         (0.07)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.95)          (1.04)          (1.03)        (1.03)        (0.97)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $  10.32        $  11.76        $  11.84      $  11.00      $  11.11
-------------------------------------------------------------------------------------------------------------------------
Total Return                                         (4.08)%          8.38%          17.77%         8.56%        11.50%++
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $142,477        $ 92,946        $ 44,444      $ 21,049      $  6,011
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                           1.48%           1.48%           1.48%         1.51%         1.56%+
   Net investment income                              8.84            8.15            9.14          9.23          9.58+
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 96%            102%             78%           72%           60%
=========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3) On November 7, 1994, the former Class D shares were renamed Class C shares.

(4)   For the period from August 24, 1994 (inception date) to July 31, 1995.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
30                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class Y Shares                                     1999(1)          1998          1997          1996         1995(2)
=======================================================================================================================
Net Asset Value, Beginning of Year                $  11.77        $  11.84      $  10.99      $  11.10      $  10.88
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                              1.02            1.05          1.12          0.92          0.09
   Net realized and unrealized gain (loss)           (1.42)          (0.01)         0.84         (0.11)         0.23
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  (0.40)           1.04          1.96          0.81          0.32
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             (1.03)          (1.11)        (1.11)        (0.92)        (0.03)
   Capital                                           (0.01)             --            --            --         (0.07)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (1.04)          (1.11)        (1.11)        (0.92)        (0.10)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $  10.33        $  11.77      $  11.84      $  10.99      $  11.10
-----------------------------------------------------------------------------------------------------------------------
Total Return                                         (3.33)%          9.18%        18.68%         9.32%         2.91%++
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $211,693        $211,781      $139,269      $ 35,097      $ 10,306
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                           0.72%           0.72%         0.73%         0.76%         0.86%+
   Net investment income                              9.52            8.83          9.90          9.98         10.28+
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 96%            102%           78%           72%           60%
=======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   For the period from April 28, 1995 (inception date) to July 31, 1995.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 31

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class Z Shares                                     1999(1)         1998(1)         1997(1)          1996         1995(2)
=========================================================================================================================
Net Asset Value, Beginning of Year                $  11.74        $  11.80        $  10.99        $  11.09      $  11.16
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                              1.01            1.04            1.12            1.11          1.11
   Net realized and unrealized gain (loss)           (1.43)           0.01            0.80           (0.10)        (0.03)
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  (0.42)           1.05            1.92            1.01          1.08
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             (1.02)          (1.11)          (1.11)          (1.11)        (1.08)
   Capital                                           (0.01)             --              --              --         (0.07)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (1.03)          (1.11)          (1.11)          (1.11)        (1.15)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $  10.29        $  11.74        $  11.80        $  10.99      $  11.09
-------------------------------------------------------------------------------------------------------------------------
Total Return                                         (3.49)%          9.33%          18.29%           9.42%        10.55%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $     99        $    107        $    104        $  7,158      $  9,917
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                           0.89%           0.85%           0.75%           0.77%         0.86%
   Net investment income                              9.28            8.82            9.88            9.98         10.28
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 96%            102%             78%             72%           60%
=========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) On November 7, 1994, the former Class C shares were renamed Class Z shares.


--------------------------------------------------------------------------------
32                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney High Income Fund of Smith Barney Income Funds as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney High Income Fund of Smith Barney Income Funds as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                                    /s/ KPMG LLP

New York, New York
September 14, 1999


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 33

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

      For Federal tax purposes, the Fund hereby designates for the fiscal year ended July 31, 1999:

            o     A corporate dividends received deduction of 1.84%.


--------------------------------------------------------------------------------
34                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On May 12, 1999, a special meeting of shareholders of the Trust was held for the purpose of electing Trustees to the Trust.

The results of the vote were as follows:

                            Shares Voted             Percentage           Shares Voted          Percentage
Names of Trustees                For                Shares Voted             Against           Shares Voted
===========================================================================================================
Lee Abraham                62,342,951.572              98.630%             865,940.611            1.370%
Allan J. Bloostein         62,384,540.377              98.696              824,351.806            1.304
Jane F. Dasher             62,392,002.787              98.708              816,889.396            1.292
Donald R. Foley            62,322,262.500              98.595              886,629.683            1.403
Richard E. Hanson Jr.      62,380,877.618              98.690              828,014.565            1.310
Paul Hardin                62,379,975.324              98.689              828,916.859            1.311
Heath B. McLendon          62,370,291.215              98.673              838,630.968            1.327
Roderick C. Rasmussen      62,346,471.848              98.636              862,420.335            1.364
John P. Toolan             62,396,377.832              98.715              812,514.351            1.285
===========================================================================================================


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 35

                      [This page intentionally left blank]

Smith Barney
High Income Fund

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

John C. Bianchi
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser

SSBC Fund Management Inc.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box  9699
Providence, RI 02940-9699

This report is submitted for general information of the shareholders of Smith Barney Income Funds -- Smith Barney High Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
High Income Fund
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD0429 9/99

                                     [PHOTO]

                                     Smith Barney
                                     Diversified
                                     Strategic
                                     Income Fund

                      [GRAPHIC]      -------------
                                     ANNUAL REPORT
                                     -------------

                                     July 31, 1999

                                     [LOGO] Smith Barney
                                            Mutual Funds

Smith Barney
Diversified Strategic
Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Smith Barney Diversified Income Fund ("Fund") seeks high current income through investment in fixed-income securities by investing primarily in mortgage-backed securities issued by the U.S. government and its agencies, high-yield corporate bonds and foreign government bond issues.

Smith Barney Diversified Strategic Income Fund
Average Annual Total Returns
July 31, 1999

                                          Without Sales Charges(1)
                               -------------------------------------------------
                               Class A            Class B             Class L
================================================================================
One-Year                        0.41%             (0.06)%               0.08%
--------------------------------------------------------------------------------
Five-Year                       7.53               7.04                 7.07
--------------------------------------------------------------------------------
Since Inception+                7.12               7.93                 6.18
--------------------------------------------------------------------------------

                                           With Sales Charges(2)
                               -------------------------------------------------
                               Class A            Class B             Class L
================================================================================
One-Year                       (4.17)%            (4.27)%              (1.85)%
--------------------------------------------------------------------------------
Five-Year                       6.53               6.90                 6.85
--------------------------------------------------------------------------------
Since Inception+                6.39               7.93                 6.02
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are November 6, 1992, December 28, 1989 and March 19, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

The Fund seeks to provide investors with a high current income while attempting to minimize the risk of interest rate and currency fluctuations. The team follows a flexible investment approach that emphasizes both diversification and balance. Based on their analysis of current economic and market conditions, the team allocates assets across three classes of bonds: U.S. government and mortgage securities, high-yield corporate bonds and foreign government securities.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

                         Class A                      SDSAX
                         Class B                      SLDSX
                         Class L                      SDSIX

--------------------------------------------------------------------------------
What's Inside
--------------------------------------------------------------------------------

Shareholder Letter .......................................................   1

Historical Performance ...................................................   4

Smith Barney Diversified Strategic Income
Fund at a Glance .........................................................   7

Schedule of Investments ..................................................   8

Statement of Assets and Liabilities ......................................  21

Statement of Operations ..................................................  22

Statements of Changes in Net Assets ......................................  23

Notes to Financial Statements ............................................  24

Financial Highlights .....................................................  30

Independent Auditors' Report .............................................  35

Tax Information ..........................................................  36

Additional Shareholder Information .......................................  36

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

             [PHOTO]                       [PHOTO]

             HEATH B.                      JAMES E.
             MCLENDON                      CONROY

             Chairman                      Vice President and
                                           Investment Officer

             [PHOTO]                       [PHOTO]

             JOHN C.                       SIMON
             BIANCHI, CFA                  HILDRETH

             Vice President and            Investment Officer
             Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for Smith Barney Diversified Strategic Income Fund ("Fund") for the year ended July 31, 1999. We hope you find this report to be useful and informative. In it, we summarize the period's prevailing economic and market conditions and briefly outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

The Fund seeks to provide investors with a high current income while attempting to minimize the risk of interest rate and currency fluctuations. The team follows a flexible investment approach that emphasizes both diversification and balance. Based on their analysis of current economic and market conditions, the team allocates assets across three classes of bonds: U.S. government and mortgage securities, high-yield corporate bonds and foreign government securities.

Performance Update

For the year ended July 31, 1999, the Fund's Class A, B and L shares returned 0.41%, negative 0.06% and 0.08%, without sales charges, respectively, slightly outperforming the Lehman Brothers Aggregate Bond Index return of negative 2.49% for the same period. (The Lehman Brothers Aggregate Bond Index is made up of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds.)

As you know, the Fund relies on the portfolio managers' ability to manage the Fund's asset allocation in light of rapidly changing global market conditions. Our goal is to provide our shareholders with a dividend level consistent with maintaining a relatively stable net asset value ("NAV").

As of July 31, 1999, the Fund's allocation was roughly 12.4% in foreign government bonds, 28.1% in high-yield corporate bonds, 36.9% in U.S. Government Securities, 3.9% in U.S. Treasuries and 18.7% in other sectors. Following are brief summaries of the economic and market conditions that affected the Fund's three major sectors during the past fiscal year.

Portfolio Strategy and Update

We have begun a multi-pronged strategy of rebalancing the Fund's high-yield bond holdings to better reflect strong economic conditions. The Fund's exposure to the basic industry (i.e., energy and paper) sector has


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 1
slowly been increasing and the Fund's holdings in sectors such as healthcare have been eliminated. Also, the Fund's energy exposure has increased through the investment in higher quality energy credits. Given the increased volatility in the fixed-income markets, this rebalancing strategy has taken longer than expected. In terms of quality, we have been increasing our exposure to the middle B-rated segment of the market where we have continued to find attractive yields.

We are also focusing primarily on buying inexpensive mortgage-backed securities with coupons of 7% through 7.5% at or around par because of our near-term bullishness. We also have a small presence in intermediate treasuries. It is likely, in our view, that interest rates will decline as the end of 1999 approaches. We believe that the potential for more moderate economic growth should help to alleviate current inflation concerns. The economy should remain in a period in which economic growth can co-exist with relatively low levels of inflation.

Another issue facing the bond market is Y2K, a phrase referring to the fact that some dates were coded into computers using only the last two digits of the year, assuming the first two digits were "19." On or after January 1, 2000, some computers may misread or not recognize dates and cause potential dislocations. And while the extent of the Y2K problem is impossible to predict, it is possible that the economy will slow modestly as a result of Y2K which could prompt interest rates to decline.

We plan to reduce high yield and mortgage sectors and reallocate toward foreign securities, which have underperformed in 1999. We also continue to believe that growing concerns or perceptions about Y2K and a desire for year-end liquidity should drive interest rates lower. In our opinion, the demand for U.S. Treasuries at the expense of other investment products should be viewed as an opportunity for many investors to buy other types of bonds now, remain patient and then enjoy a competitive rate of return. (Of course, no guarantees can be given that this proposed strategy will be successful.)

U.S. Government and Mortgage Backed Securities

In our view, the lethargic and confused mood of bond investors has been a direct result of Federal Reserve Board ("Fed") monetary policy rhetoric. While presumably aimed at stock market exuberance, it is the bond market that has taken the brunt of any correction on fears of further Fed tightening. We think that the lack of inflationary evidence defies a historically tight labor market and reinforces the influence of technology and the power of global pricing restraints.

High Yield Corporate Bonds

During 1999, the high-yield bond market declined as U.S. Treasury rates continued to move higher on fears that the Fed would raise short-term interest rates in response to U.S. economic growth and inflationary pressures. On June 30, 1999, the Fed raised short-term interest rates by 25 basis points and then raised rates 25 basis points again in late August.

The high-yield bond market and the investment grade corporate bond market were not only negatively affected by the increase in general interest rates, but also by the rush on the part of corporations to issue additional debt before interest rates went higher. This added supply caused the high-yield bond market to fall as investors retreated from the market.

With the rise in general interest rates, including those of U.S. Treasury bonds, compounded by heavy new issuance of corporate bonds, the better quality segments of the high-yield bond market continued to underperform lower quality CCC/Caa rated issues during the past seven months. Although higher quality issues have a lower risk of default, these issues tend to be more sensitive to the movements of the U.S. Treasury market. At the same time, the lower quality high-yield issues have a higher risk of default but tend to react more closely to stock market trends. The lower quality segment of the high-yield market clearly benefited from strong domestic economic growth so far in 1999 and the strong performance returns generated by the U.S. stock market.


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

The strongest performing industry sectors were basic materials (i.e., forest products, metals, mining etc.) and energy. This was not surprising given the increasing risk of higher inflation caused by stronger than expected economic growth both domestically and abroad. The weakest industry sectors included media (i.e., cable TV and broadcasting) and telecommunications. A number of media and telecommunications companies rushed new issues into the markets in the second quarter of 1999, putting further pressure on the existing issues in these sectors.

Foreign Government Securities

The last few months of 1998 saw a particularly strong performance from the majority of the world's major bond markets. Bond yields moved lower in line with the U.S. treasury market as investors fled from the uncertainties in the lesser-developed countries. In Europe, the shift to lower yields was additionally supported by the advent of the single currency, the Euro. This drove the yields on the peripheral markets such as Sweden and Italy down to levels that more closely matched those on the core markets of Germany and France.

However, the trend of lower interest rates reversed in the first seven months of 1999. The main concerns stemmed from the United States, where economic activity has been more robust than many investors had earlier anticipated. This in turn led many investors to question when the Fed would reverse the lower interest rate policy it had authorized in the fall of 1998. At that time, the Fed's top priority was to ensure that the financial crisis enveloping many of the world's emerging economies did not escalate into a major global problem. As the threat of a major crisis diminished, investors moved their attention back to domestic issues and concluded that interest rates had fallen to levels that were generating too much demand in the U.S. economy. Once again yields rose and U.S. bond prices declined.

Market Outlook

We continue to believe growing concerns or perceptions with Y2K and a desire for year-end liquidity should drive interest rates lower. In our opinion, the demand for U.S. Treasuries at the expense of other investment arenas should be the incentive for buying bonds now and remaining patient.

With respect to the Fund's high-yield bonds, we remain bullish on the total return prospects of the high-yield bond market at current valuation levels, especially given the health of the U.S. economy. Also, while the foreign government bond market has been volatile of late, our extensive experience in the asset class has convinced us that our patience should ultimately be rewarded and we must be prepared to ride out any additional volatility.

In closing, we thank you for investing in the Smith Barney Diversified Strategic Income Fund. We look forward to continuing to help you pursue your financial goals in the years ahead.

Sincerely,


/s/ Heath B. McLendon                 /s/ James E. Conroy

Heath B. McLendon                     James E. Conroy
Chairman                              Vice President and
                                      Investment Officer


/s/ John C. Bianchi, CFA              /s/ Simon Hildreth

John C. Bianchi, CFA                  Simon Hildreth
Vice President and                    Investment Officer
Investment Officer

September 1, 1999


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                     Net Asset Value
                                -------------------------
                                Beginning           End            Income         Capital Gain         Return           Total
Year Ended                       of Year          of Year         Dividends       Distributions      of Capital       Returns(1)
====================================================================================================================================
7/31/99                           $7.96            $7.46           $0.49             $0.01             $0.04            0.41%
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                            8.01             7.96            0.58              0.05              0.00            7.47
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                            7.82             8.01            0.67              0.00              0.00           11.36
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                            7.85             7.82            0.62              0.00              0.05            8.39
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                            7.76             7.85            0.48              0.00              0.19           10.35
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                            8.41             7.76            0.62              0.10              0.04            1.16
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93               8.24             8.41            0.45              0.12              0.00            9.30+
====================================================================================================================================
   Total                                                           $3.91             $0.28             $0.32
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                     Net Asset Value
                                -------------------------
                                Beginning           End            Income         Capital Gain         Return           Total
Year Ended                       of Year          of Year         Dividends       Distributions      of Capital       Returns(1)
====================================================================================================================================
7/31/99                           $7.98            $7.48           $0.46             $0.01             $0.03           (0.06)%
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                            8.03             7.98            0.54              0.05              0.00            6.93
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                            7.83             8.03            0.62              0.00              0.00           10.89
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                            7.86             7.83            0.57              0.00              0.05            7.80
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                            7.76             7.86            0.44              0.00              0.18           10.00
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                            8.41             7.76            0.60              0.10              0.03            0.66
------------------------------------------------------------------------------------------------------------------------------------
7/31/93                            8.55             8.41            0.58              0.14              0.00            7.28
------------------------------------------------------------------------------------------------------------------------------------
7/31/92                            7.98             8.55            0.68              0.00              0.07           17.12
------------------------------------------------------------------------------------------------------------------------------------
7/31/91                            8.06             7.98            0.71              0.06              0.09           10.42
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/90               8.00             8.06            0.40              0.00              0.00            6.00+
====================================================================================================================================
   Total                                                           $5.60             $0.36             $0.45
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                     Net Asset Value
                                -------------------------
                                Beginning           End            Income         Capital Gain         Return           Total
Year Ended                       of Year          of Year         Dividends       Distributions      of Capital       Returns(1)
====================================================================================================================================
7/31/99                           $7.97            $7.48           $0.46             $0.01             $0.03            0.08%
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                            8.01             7.97            0.54              0.05              0.00            7.08
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                            7.81             8.01            0.62              0.00              0.00           10.92
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                            7.84             7.81            0.57              0.00              0.05            7.82
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                            7.76             7.84            0.44              0.00              0.18            9.73
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                            8.41             7.76            0.60              0.10              0.03            0.66
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93               8.36             8.41            0.20              0.03              0.00            3.41+
====================================================================================================================================
   Total                                                           $3.43             $0.19             $0.29
====================================================================================================================================


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                     Net Asset Value
                                -------------------------
                                Beginning           End            Income         Capital Gain         Return           Total
Year Ended                       of Year          of Year         Dividends       Distributions      of Capital       Returns(1)
====================================================================================================================================
7/31/99                           $7.96            $7.46           $0.51             $0.01             $0.04            0.72%
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                            8.00             7.96            0.60              0.05              0.00            7.96
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                            7.82             8.00            0.70              0.00              0.00           11.64
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/96               7.89             7.82            0.53              0.00              0.05            6.65+
====================================================================================================================================
   Total                                                           $2.34             $0.06             $0.09
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Z Shares
--------------------------------------------------------------------------------

                                     Net Asset Value
                                -------------------------
                                Beginning           End            Income         Capital Gain         Return           Total
Year Ended                       of Year          of Year         Dividends       Distributions      of Capital       Returns(1)
====================================================================================================================================
7/31/99                           $7.96            $7.47           $0.51             $0.01             $0.04            0.84%
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                            8.01             7.96            0.60              0.05              0.00            7.78
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                            7.82             8.01            0.69              0.00              0.00           11.69
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                            7.85             7.82            0.63              0.00              0.06            8.72
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                            7.76             7.85            0.49              0.00              0.20           10.94
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                            8.41             7.76            0.65              0.10              0.04            1.43
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93               8.24             8.41            0.47              0.12              0.00            9.47+
====================================================================================================================================
   Total                                                           $4.04             $0.28             $0.34
====================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                                               Without Sales Charges(1)
                                                     -------------------------------------------------------------------------------
                                                     Class A          Class B           Class L           Class Y           Class Z
====================================================================================================================================
Year Ended 7/31/99                                     0.41%           (0.06)%            0.08%             0.72%             0.84%
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/99                               7.53             7.04              7.07               N/A              7.93
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/99                             7.12             7.93              6.18              7.02              7.48
====================================================================================================================================

                                                                                 With Sales Charges(2)
                                                     -------------------------------------------------------------------------------
                                                     Class A          Class B           Class L           Class Y           Class Z
====================================================================================================================================
Year Ended 7/31/99                                    (4.17)%          (4.27)%           (1.85)%            0.72%             0.84%
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/99                               6.53             6.90              6.85               N/A              7.93
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/99                             6.39             7.93              6.02              7.02              7.48
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 5

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                                                                 Without Sales Charges(1)
====================================================================================================================================
Class A (Inception* through 7/31/99)                                                                       58.94%
------------------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 7/31/99)                                                                      108.01
------------------------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 7/31/99)                                                                       46.47
------------------------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 7/31/99)                                                                       29.47
------------------------------------------------------------------------------------------------------------------------------------
Class Z (Inception* through 7/31/99)                                                                       62.57
====================================================================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, L, Y and Z shares are November 6, 1992, December 28, 1989, March 19, 1993, October 10, 1995 and November 6, 1992, respectively.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the
Smith Barney Diversified Strategic Income Fund vs.
Lehman Brothers Aggregate Bond Index+
--------------------------------------------------------------------------------

                           December 1989 -- July 1999

                                   [GRAPHIC]

+ Hypothetical illustration of $10,000 invested in Class B shares at inception on December 28, 1989, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1999. The Lehman Brothers Aggregate Bond Index is composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                                           As of July 31, 1999
--------------------------------------------------------------------------------
 1.  Federal National Mortgage Association                                 19.7%
--------------------------------------------------------------------------------
 2.  Government National Mortgage Association                              15.9
--------------------------------------------------------------------------------
 3.  CIBC Wood Gundy Securities Corp.                                       6.2
--------------------------------------------------------------------------------
 4.  CS First Boston Corp.                                                  6.1
--------------------------------------------------------------------------------
 5.  Morgan Stanley Dean Witter & Co.                                       6.1
--------------------------------------------------------------------------------
 6.  U.S. Treasury                                                          3.9
--------------------------------------------------------------------------------
 7.  New Zealand Government                                                 2.2
--------------------------------------------------------------------------------
 8.  Kingdom of Denmark                                                     1.7
--------------------------------------------------------------------------------
 9.  Queensland Treasury Corp.                                              1.4
--------------------------------------------------------------------------------
10.  Government of Canada                                                   1.1
--------------------------------------------------------------------------------

Investment Breakdown*
--------------------------------------------------------------------------------

                                   [GRAPHIC]

              Common Stock, Preferred Stock and Warrants      0.3%
              Repurchase Agreement                           18.4%
              U.S. Government Agencies & Obligations         40.8%
              Corporate Bonds and Notes                      28.1%
              International Bonds                            12.4%

* As a percentage of total investments.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 7

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 1999
--------------------------------------------------------------------------------

       FACE
      AMOUNT                                                       SECURITY                                              VALUE
==================================================================================================================================
U.S. GOVERNMENT SECTOR -- 40.8%

U.S. Government Agencies & Obligations -- 40.8%
$     242,150,000               U.S. Treasury Principal Strip, zero coupon due 11/15/09@                            $  127,426,595
       95,100,000               Federal Home Loan Bank, zero coupon due 3/16/23@                                        17,363,358
                                Federal Home Loan Mortgage Corporation (FHLMC):
       25,760,990                  7.000% due 2/1/22 through 6/1/28                                                     25,205,326
        1,358,382                  7.500% due 1/1/23 through 2/1/23                                                      1,360,501
           75,161                  8.000% due 11/1/22 through 12/1/22                                                       76,805
           20,525                  Gold, 9.000% due 2/1/20 through 12/1/20                                                  21,706
              117                  Gold, 10.000% due 2/1/20 through 7/1/20                                                     128
                                Federal National Mortgage Association (FNMA):
        4,311,019                  6.000% due 1/1/13 through 9/1/13                                                      4,126,421
        7,298,334                  6.000% balloon due 4/1/05                                                             7,083,910
        1,334,551                  6.500% due 8/1/28 through 9/1/28                                                      1,271,161
       92,561,743                  7.000% due 7/1/15 through 2/1/29                                                     90,507,799
      557,400,000                  7.000%, 30 year, TBA                                                                544,558,794
                                Government National Mortgage Association (GNMA):
        2,113,046                  6.000% due 5/15/24 through 1/15/29                                                    1,947,954
        7,300,390                  6.500% due 4/15/26 through 4/15/28                                                    6,933,035
      195,043,776                  7.000% due 11/15/22 through 7/15/29                                                 190,167,682
      240,810,983                  7.500% due 12/15/28 through 7/15/29                                                 240,659,272
        4,702,182                  8.000% due 7/15/17 through 1/15/27                                                    4,806,476
        2,990,042                  9.000% due 4/15/18 through 9/15/24                                                    3,164,751
       76,000,000                  7.500%, 30 year, TBA                                                                 75,905,000
----------------------------------------------------------------------------------------------------------------------------------
                                   TOTAL U.S. GOVERNMENT SECTOR
                                   (Cost-- $1,363,540,620)                                                           1,342,586,674
==================================================================================================================================

      FACE
     AMOUNT+         RATING(a)                                   SECURITY                                               VALUE
==================================================================================================================================
HIGH YIELD SECTOR -- 28.4%

CORPORATE BONDS AND NOTES -- 28.1%

Advertising -- 0.0%
        1,250,000EUR B-         Go Outdoor Systems, Sr. Sub. Notes, 10.500% due 7/15/09(b)                               1,341,216
----------------------------------------------------------------------------------------------------------------------------------
Aerospace -- 0.3%
        3,165,000    B1*        BE Aerospace Inc., Sr. Sub. Notes, 9.500% due 11/1/08                                    3,216,451
        2,485,000    B-         Dunlop Standard Aerospace Holdings, Sr. Notes,
                                   11.875% due 5/15/09(b)                                                                2,531,594
        2,800,000    B-         Fairchild Corp., Sr. Sub. Notes, 10.750% due 4/15/09                                     2,754,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,502,545
----------------------------------------------------------------------------------------------------------------------------------
Air Freight/Delivery Services -- 0.1%
                                Atlas Air, Inc., Sr. Notes:
        1,685,000    B-            9.250% due 4/15/08                                                                    1,632,344
        2,000,000    BBB-          8.770% due 1/2/11                                                                     1,946,400
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,578,744
----------------------------------------------------------------------------------------------------------------------------------
Airlines -- 0.3%
        9,580,000    BB         Airplanes Pass Through Trust, Corporate Collateralized
                                   Mortgage Obligation, Series D, 10.875% due 3/15/19(c)                                 9,583,066
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

      FACE
     AMOUNT+         RATING(a)                                   SECURITY                                               VALUE
==================================================================================================================================
Aluminum -- 0.1%
        1,980,000    B1*        Kaiser Aluminum Chemical, Sr. Notes, 10.875% due 10/15/06                           $    2,024,551
----------------------------------------------------------------------------------------------------------------------------------
Auto Parts -- 0.2%
        5,755,000    B          Collins & Aikman Products, Sr. Sub. Notes, 11.500% due 4/15/06                           5,870,100
        1,675,000    B          Dura Operating Corp., Sr. Sub. Notes, 9.000% due 5/1/09(b)                               1,612,188
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,482,288
----------------------------------------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.1%
        4,665,000    B1*        Exide Corp., Sr. Notes, 10.000% due 4/15/05(c)                                           4,670,831
----------------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 0.3%
        1,925,000    B-         Capstar Broadcasting, Sr. Discount Notes, step bond to yield
                                   12.750% due 2/1/09                                                                    1,653,094
        5,290,000    B1*        Chancellor Media Corp., Sr. Sub. Notes, 9.000% due 10/1/08                               5,342,900
                                Citadel Broadcasting Co., Sr. Sub. Notes:
          725,000    B-            10.250% due 7/1/07                                                                      781,188
        2,995,000    B-            9.250% due 11/15/08(c)                                                                3,077,363
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        10,854,545
----------------------------------------------------------------------------------------------------------------------------------
Building Materials -- 0.1%
        2,510,000    B          Atrium Cos. Inc., Sr. Sub. Notes, 10.500% due 5/1/09(b)                                  2,466,075
----------------------------------------------------------------------------------------------------------------------------------
Building Materials Chains -- 0.1%
        2,100,000    BB         Building Materials Corp., Sr. Notes, step bond to yield
                                   11.750% due 7/1/04                                                                    2,233,875
----------------------------------------------------------------------------------------------------------------------------------
Building Products -- 0.4%
        2,480,000    B          Amatek Industries Property, Sr. Sub. Notes, 12.000% due 2/15/08(b)                       2,408,700
        2,025,000    B          NCI Building Systems Inc., Sr. Sub. Notes, Series B, 9.250% due 5/1/09                   2,004,750
                                Nortek Inc., Sr. Notes:
        1,000,000    B+            9.250% due 3/15/07(c)                                                                 1,010,000
        7,250,000    B+            9.125% due 9/1/07                                                                     7,268,125
        1,085,000    B+            8.875% due 8/1/08                                                                     1,105,344
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,796,919
----------------------------------------------------------------------------------------------------------------------------------
Cable Television -- 3.0%
                                Century Communications:
        3,050,000    BB-           Sr. Discount Notes, zero coupon due 1/15/08(b)                                        1,342,000
        2,940,000    BB-           Sr. Notes, 8.750% due 10/1/07                                                         2,895,900
                                Charter Communications Holding, LLC:
        5,625,000    B+            Sr. Discount Notes, step bond to yield 9.920% due 4/1/11(b)                           3,459,375
        3,265,000    B+            Sr. Notes, 8.625% due 4/1/09(b)                                                       3,167,050
                                CSC Holdings Inc., Sr. Sub. Debentures:
       10,495,000    BB-           9.875% due 2/15/13                                                                   11,177,175
        6,650,000    BB-           10.500% due 5/15/16                                                                   7,481,250
        5,125,000    B          EchoStar DBS Corp., Sr. Notes, 9.375% due 2/1/09(b)                                      5,201,875
                                NTL Inc.:
                                   Sr. Notes:
        9,275,000    B-              11.500% due 10/1/08                                                                10,156,125
        3,120,000    B-              Step bond to yield 12.375% due 10/1/08                                              2,168,400
          500,000    B-            Sr. Sub. Notes, 9.500% due 4/1/08                                                       810,005

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

      FACE
     AMOUNT+         RATING(a)                                   SECURITY                                               VALUE
==================================================================================================================================
Cable Television -- 3.0% (continued)
        8,070,000    BB-        Rogers Cablesystems Ltd., Sr. Sub. Debentures, 11.000% due 12/1/15                  $    9,310,763
        2,500,000    BB-        Rogers Communications, Sr. Notes, 9.125% due 1/15/06                                     2,550,000
                                Telewest Communications, PLC:
        2,120,000    B+            Sr. Discount Notes, zero coupon due 4/15/09(b)                                        2,129,341
        3,650,000    B+            Sr. Notes, 11.250% due 11/1/08                                                        4,124,500
       27,980,000    B          United International Holdings Inc., Sr. Discount Notes, step bond to yield
                                   10.750% due 2/15/08@                                                                 16,368,300
       28,000,000    B2*        United Pan-Europe Comm N.V., Sr. Discount Notes, step bond to yield
                                   12.500% due 8/1/09(b)(c)@                                                            15,330,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        97,672,059
----------------------------------------------------------------------------------------------------------------------------------
Casinos/Gambling -- 0.8%
          915,000    BB+        Circus Circus Enterprises, Sr. Sub. Debentures, 7.625% due 7/15/13                         814,350
        2,905,000    BB+        Harrahs Operating Co. Inc., Sr. Sub. Notes, 7.875% due 12/15/05                          2,788,800
        4,785,000    B          Harvey Casinos Resort, Sr. Sub. Notes, 10.625% due 6/1/06                                4,982,381
                                Hollywood Park, Sr. Sub. Notes:
        5,495,000    B             9.250% due 2/15/07                                                                    5,398,838
          455,000    B             9.500% due 8/1/07                                                                       451,588
        4,160,000    B+         Horseshoe Gaming Holdings, Sr. Sub. Notes, 8.625% due 5/15/09                            4,024,800
        3,150,000    B          Isle of Capri Casinos, Sr. Sub. Notes, 8.750% due 4/15/09(b)                             2,898,000
                                Station Casinos, Sr. Sub. Notes:
        1,560,000    B+            10.125% due 3/15/06                                                                   1,626,300
        3,000,000    B+            8.875% due 12/1/08                                                                    2,962,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        25,947,557
----------------------------------------------------------------------------------------------------------------------------------
Chemicals - Major -- 0.4%
                                Huntsman ICI Chemicals:
       21,275,000    B+            Sr. Discount Notes, zero coupon due 12/31/09(b)                                       5,584,688
                                   Sr. Sub. Notes:
          815,000    B2*             9.500% due 7/1/07(b)                                                                  777,305
        4,190,000    B+              10.125% due 7/1/09(b)                                                               4,210,950
        1,475,000    B+              10.125% due 7/1/09                                                                  1,574,741
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        12,147,684
----------------------------------------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 0.2%
                                Lyondell Chemical Co., Sr. Secured Notes:
        2,090,000    BB            9.625% due 5/1/07(b)                                                                  2,121,350
        5,730,000    BB            9.875% due 5/1/07(b)                                                                  5,787,300
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,908,650
----------------------------------------------------------------------------------------------------------------------------------
Coal Mining -- 0.1%
        4,790,000    B          AEI Resources Inc., Sr. Sub. Notes, 10.500% due 12/15/05(b)                              4,742,100
----------------------------------------------------------------------------------------------------------------------------------
Construction/Agricultural Equipment/Trucks -- 0.1%
        4,595,000    B          Columbus McKinnon Corp., Sr. Sub. Notes, 8.500% due 4/1/08                               4,445,663
----------------------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 1.1%
        6,325,000    B          AEP Industries Inc., Sr. Sub. Notes, 9.875% due 11/15/07                                 6,261,750
        2,925,000EUR B1*        BSN Financing Co., S.A., Sr. Sub. Notes, 10.250% due 8/1/09(b)                           3,130,619
        2,200,000    B          BWAY Corp., Sr. Sub. Notes, 10.250% due 4/15/07                                          2,296,250
          905,000    B          Consolidated Container Co. LLC, Sr. Sub. Notes,
                                   10.125% due 7/15/09(b)                                                                  918,575

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

      FACE
     AMOUNT+         RATING(a)                                   SECURITY                                               VALUE
==================================================================================================================================
Containers/Packaging -- 1.1% (continued)
        3,490,000    B          Huntsman Packaging Corp., Sr. Sub. Notes, 9.125% due 10/1/07                        $    3,424,563
        9,175,000    B          Stone Container, Sr. Notes, 11.500% due 8/15/06(b)                                       9,771,375
                                Tekni-Plex Inc., Sr. Sub. Notes:
        6,950,000    B-            11.250% due 4/1/07                                                                    7,445,188
        2,110,000    B-            9.250% due 3/1/08                                                                     2,094,175
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        35,342,495
----------------------------------------------------------------------------------------------------------------------------------
Contract Drilling -- 0.5%
        5,850,000    BB         Pride International Inc., Sr. Notes, 10.000% due 6/1/09(c)                               5,996,250
          425,000    BB         Pride Petroleum Services Inc., Sr. Notes, 9.375% due 5/1/07                                431,375
                                RBF Finance Corp.:
        4,290,000    Ba3*          Sr. Notes, 12.250% due 3/15/06(c)                                                     4,461,600
        3,920,000    BB-           Sr. Secured Notes, 11.375% due 3/15/09                                                4,076,800
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,966,025
----------------------------------------------------------------------------------------------------------------------------------
Discount Stores -- 0.5%
        7,870,000    B+         Ames Department Stores, Inc., Sr. Notes, 10.000% due 4/15/06(b)(c)                       7,732,275
        3,230,000    BB+        DR Structured Finance, Pass Through Certificates, Sr. Notes,
                                   8.375% due 8/15/15                                                                    3,160,232
        3,695,000    BB+        Kmart Corp., Sr. Notes, 12.500% due 3/1/05                                               4,443,238
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        15,335,745
----------------------------------------------------------------------------------------------------------------------------------
Diversified Commercial Services -- 0.1%
        1,625,000    NR         Cia Latino Americana, Company Guaranteed Notes,
                                   11.625% due 6/1/04(b)                                                                   910,000
        1,900,000    B2*        Intertek Finance, Sr. Sub. Notes, 10.250% due 11/1/06                                    1,831,125
        1,500,000    B-         Outsourcing Solutions Inc., Sr. Sub. Notes, 11.000% due 11/1/06(c)                       1,479,375
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,220,500
----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services -- 0.1%
                                Amresco Inc., Sr. Sub. Notes:
        3,640,000    CCC+          10.000% due 3/15/04                                                                   2,948,400
        1,975,000    CCC+          9.875% due 3/15/05                                                                    1,580,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,528,400
----------------------------------------------------------------------------------------------------------------------------------
Diversified Manufacture -- 0.1%
        4,725,000    B+         Park Ohio Holdings Corp., Sr. Sub. Notes, 9.250% due 12/1/07                             4,595,063
----------------------------------------------------------------------------------------------------------------------------------
Drugs - Generic -- 0.3%
       10,950,000    BB         ICN Pharmaceuticals Inc., Sr. Notes, 9.250% due 8/15/05                                 10,991,063
----------------------------------------------------------------------------------------------------------------------------------
Electronic Components -- 0.4%
        4,235,000    B+         Celestica International, Sr. Sub. Notes, 10.500% due 12/31/06                            4,605,563
        9,760,000    B-         Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07                                       8,442,400
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,047,963
----------------------------------------------------------------------------------------------------------------------------------
Electronic Data Processing -- 0.8%
                                Unisys Corp., Sr. Notes:
        8,155,000    Ba1*          12.000% due 4/15/03                                                                   8,909,338
       16,175,000    Ba1*          11.750% due 10/15/04                                                                 18,116,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        27,025,338
----------------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

      FACE
     AMOUNT+         RATING(a)                                   SECURITY                                               VALUE
==================================================================================================================================
Engineering & Construction -- 0.4%
        2,955,000    B-         American Plumbing & Mechanic, Sr. Sub. Notes,
                                   11.625% due 10/15/08(b)                                                          $    2,851,575
        4,940,000    B-         Group Maintenance American Corp., Sr. Sub. Notes,
                                   9.750% due 1/15/09(b)                                                                 4,841,200
        2,210,000    B+         Integrated Electrical Services Inc., Sr. Sub. Notes, 9.375% due 2/1/09(b)(c)             2,193,425
        3,090,000    B          Metromedia Fiber Network, Sr. Notes, 10.000% due 11/15/08                                3,140,213
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,026,413
----------------------------------------------------------------------------------------------------------------------------------
Environmental Services -- 0.9%
       22,800,000    B+         Allied Waste Inc., NA, Sr. Sub. Notes, 10.000% due 8/1/09(b)@                           22,515,000
        3,430,000    B+         IT Group Inc., Sr. Sub. Notes, 11.250% due 4/1/09(b)                                     3,297,088
        3,165,000    B+         URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09(b)                                         3,224,344
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        29,036,432
----------------------------------------------------------------------------------------------------------------------------------
Food Distributors -- 0.7%
        7,255,000    B2*        Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08                                        6,919,456
        8,900,000    B2*        Imperial Holly Corp., Sr. Sub. Notes, 9.750% due 12/15/07                                8,477,250
        3,395,000    B-         Purina Mills Inc., Sr. Sub. Notes, 9.000% due 3/15/10(c)                                 1,875,738
        5,500,000    B          SC International Services, Sr. Sub. Notes, 9.250% due 9/1/07                             5,671,875
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        22,944,319
----------------------------------------------------------------------------------------------------------------------------------
Foods - Specialty/Candy -- 0.3%
        5,775,000    B-         B&G Foods Inc., Sr. Sub. Notes, 9.625% due 8/1/07                                        5,457,375
        3,690,000    B+         Chiquita Brands International Inc., Sr. Notes,
                                   10.000% due 6/15/09                                                                   3,653,100
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,110,475
----------------------------------------------------------------------------------------------------------------------------------
Forest Products -- 0.2%
        7,105,000    B          Ainsworth Lumber, Sr. Notes, 12.500% due 7/15/07                                         7,966,481
----------------------------------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.1%
        2,635,000    B          Falcon Products Inc., Sr. Sub. Notes, 11.375% due 6/15/09(b)                             2,644,881
          925,000    B-         Simmons Co., Sr. Sub. Notes, 10.250% due 3/15/09(b)                                        944,656
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,589,537
----------------------------------------------------------------------------------------------------------------------------------
Homebuilding -- 0.2%
        2,410,000    Ba1*       Dr. Horton Inc., Sr. Notes, 8.000% due 2/1/09                                            2,283,475
        5,610,000    BB-        US Home Corp., Sr. Sub. Notes, 8.875% due 2/15/09                                        5,322,488
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,605,963
----------------------------------------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.3%
        7,495,000    Ba3*       Fresenius Medical Care Preferred Capital Trust,
                                   9.000% due 12/1/06                                                                    7,476,263
        4,170,000    B-         Magellan Health Services, Sr. Sub. Notes, 9.000% due 2/15/08                             3,648,750
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,125,013
----------------------------------------------------------------------------------------------------------------------------------
Hotels/Resorts -- 0.8%
        5,375,000    B-         Courtyard by Marriott, Sr. Secured Notes, 10.750% due 2/1/08                             5,482,500
                                HMH Properties:
        8,045,000    BB            Sr. Notes, 8.450% due 12/1/08                                                         7,642,750
        6,700,000    BB            Sr. Secured Notes, 7.875% due 8/1/08                                                  6,164,000
        5,655,000    B+         Intrawest Corp., Sr. Notes, 9.750% due 8/15/08                                           5,732,756
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        25,022,006
----------------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

      FACE
     AMOUNT+         RATING(a)                                   SECURITY                                               VALUE
==================================================================================================================================
Industrial Specialties -- 0.0%
        1,200,000EUR B1*        Leica Geosystems Finance, Sr. Sub. Notes,
                                   9.875% due 12/15/08(b)                                                           $    1,303,621
----------------------------------------------------------------------------------------------------------------------------------
Insurance - Multi-Line -- 0.2%
        2,175,000    BB+        Sig Capital Trust 1, 9.500% due 8/15/27                                                  1,631,250
        4,350,000    BB+        Veritas Capital Trust, Sr. Notes, 10.000% due 1/1/28                                     3,474,563
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,105,813
----------------------------------------------------------------------------------------------------------------------------------
Internet Services -- 1.1%
        2,095,000    NR         Cybernet Internet Services International, Sr. Notes,
                                   14.000% due 7/1/09(b)                                                                 2,152,613
                                PSINet, Sr. Notes:
        7,000,000    B-            10.000% due 2/15/05                                                                   6,755,000
        5,765,000    B-            11.500% due 11/1/08                                                                   5,909,125
        4,955,000    B-            11.000% due 8/1/09(b)                                                                 4,955,000
        1,675,000EUR B-            11.000% due 8/1/09(b)                                                                 1,792,747
        6,975,000    NR         Splitrock Services Inc., Sr. Sub. Notes, 11.750% due 7/15/08                             6,591,375
                                Verio inc., Sr. Notes:
        3,090,000    B-            10.375% due 4/1/05                                                                    3,074,550
        3,765,000    B-            11.250% due 12/1/08                                                                   3,849,713
        1,635,000    CCC+       WAM! Net Inc., Sr. Discount Notes, step bond to yield
                                   13.250% due 3/1/05                                                                      968,738
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        36,048,861
----------------------------------------------------------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 0.3%
        9,025,000    B-         SFX Entertainment Inc., Sr. Sub. Notes, 9.125% due 2/1/08                                8,754,250
----------------------------------------------------------------------------------------------------------------------------------
Machinery - Industrial/Components -- 0.1%
        2,434,000    B-         Alvey Systems, Sr. Sub. Notes, 11.375% due 1/31/03                                       2,500,935
----------------------------------------------------------------------------------------------------------------------------------
Media Conglomerates -- 0.2%
       3,575,000GBP  B          Polestar Corp., PLC, Sr. Notes, 10.500% due 5/30/08(c)                                   5,733,621
----------------------------------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.1%
        2,530,000    B-         Hanger Orthopedic Group, Sr. Sub. Notes, 11.250% due 6/15/09(b)                          2,583,763
----------------------------------------------------------------------------------------------------------------------------------
Metals/Minerals - Other -- 0.2%
        1,750,000    B-         Haynes International Inc., Sr. Notes, 11.625% due 9/1/04                                 1,658,125
        4,225,000    B2*        Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes,
                                   12.750% due 2/1/03(c)                                                                 4,277,813
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,935,938
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 0.1%
        2,615,000    B-         Key Plastics, Series B, Sr. Sub. Notes, 10.250% due 3/15/07                              2,543,088
----------------------------------------------------------------------------------------------------------------------------------
Multi-Sector Companies -- 0.2%
        5,920,000    B-         Triarc Consumer Beverage, Sr. Sub. Notes, 10.250% due 2/15/09(b)                         5,757,200
----------------------------------------------------------------------------------------------------------------------------------
Newspapers -- 0.1%
        2,800,000    B+         Garden State Newspapers, Sr. Sub. Notes, 8.625% due 7/1/11(b)                            2,656,500
----------------------------------------------------------------------------------------------------------------------------------
Oil & Gas Production -- 1.2%
                                Belco Oil And Gas, Sr. Sub. Notes:
        1,500,000    B             10.500% due 4/1/06                                                                    1,569,375
        2,780,000    B1*           8.875% due 9/15/07                                                                    2,724,400

                        See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

      FACE
     AMOUNT+         RATING(a)                                   SECURITY                                               VALUE
==================================================================================================================================
Oil & Gas Production -- 1.2% (continued)
                                Canadian Forest Oil Ltd., Sr. Sub. Notes:
          315,000    B             10.500% due 1/15/06                                                              $      324,450
          910,000    B             8.750% due 9/15/07                                                                      894,075
        9,500,000    B+         Clark USA, Sr. Notes, 10.875% due 12/1/05                                                8,395,625
        1,375,000    B+         Nuevo Energy Corp., Sr. Sub. Notes, 9.500% due 4/15/06(c)                                1,405,938
                                Ocean Energy Inc., Sr. Sub. Notes:
       10,400,000    BB-           10.375% due 10/15/05                                                                 10,959,000
        2,100,000    BB-           9.750% due 10/1/06                                                                    2,173,500
        3,970,000    B+         Parker Drilling Corp., Sr. Notes, 9.750% due 11/15/06                                    3,652,400
        3,875,000    B2*        Stone Energy Corp., Sr. Sub. Notes, 8.750% due 9/15/07(c)                                3,865,313
        1,925,000    B+         Vintage Petroleum, Sr. Sub. Notes, 9.750% due 6/30/09(c)                                 1,999,594
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        37,963,670
----------------------------------------------------------------------------------------------------------------------------------
Oil/Gas Transmission -- 0.1%
        4,645,000    BB-        Leviathan Gas Pipeline Partners, LP, Sr. Sub. Notes,
                                   10.375% due 6/1/09(b)                                                                 4,784,350
----------------------------------------------------------------------------------------------------------------------------------
Package Goods/Cosmetics -- 0.0%
        1,750,000    B-         Revlon Consumer Products, Sr. Sub. Notes, 8.625% due 2/1/08                              1,478,750
----------------------------------------------------------------------------------------------------------------------------------
Paper -- 1.0%
        5,180,000EUR B          Kappa Beheer BV, Sr. Sub. Notes, 10.625% due 7/15/09(b)                                  5,488,697
        7,475,000    CCC+       Repap New Brunswick, Sr. Secured Notes, 10.625% due 4/15/05                              6,465,875
                                Riverwood:
        4,250,000    B-            Sr. Notes, 10.625% due 8/1/07                                                         4,409,375
        6,850,000    CCC+          Sr. Sub. Notes, 10.875% due 4/1/08(c)                                                 6,764,375
          231,750    NR         SD Warren Co., 14.000% due 12/15/06                                                        265,354
                                Tembec Industries, Sr. Notes:
        5,525,000    BB+           9.875% due 9/30/05                                                                    5,773,625
          3405000    BB+           8.625% due 6/30/09                                                                    3,405,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        32,572,301
----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - Other -- 0.0%
        1,075,000    B          King Pharmaceutical Inc., Sr. Sub. Notes, 10.750% due 2/15/09                            1,113,969
----------------------------------------------------------------------------------------------------------------------------------
Photographic Products -- 0.2%
        5,875,000    BB-        Polaroid Corp., Sr. Notes, 11.500% due 2/15/06(c)                                        6,183,438
----------------------------------------------------------------------------------------------------------------------------------
Printing/Forms -- 0.1%
        3,650,000    BB-        World Color Press, Sr. Sub. Notes, 7.750% due 2/15/09                                    3,572,438
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.2%
        4,000,000    NR         Ocwen Asset Investment, Sr. Notes, 11.500% due 7/1/05                                    3,480,000
        3,716,000    Baa3*      Trizac Finance, Sr. Notes, 10.875% due 10/15/05                                          4,050,440
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,530,440
----------------------------------------------------------------------------------------------------------------------------------
Recreational Products/Toys -- 0.1%
        2,075,000EUR B2*        Head Holding, Sr. Notes, 10.750% due 7/15/06(b)                                          2,198,657
----------------------------------------------------------------------------------------------------------------------------------
Rental/Leasing Companies -- 0.3%
        4,430,000    BB-        Avis Rent A Car Inc., Sr. Sub. Notes, 11.000% due 5/1/09(b)                              4,551,825
        2,180,000    B          Nationsrent Inc., Sr. Sub. Notes, 10.375% due 12/15/08                                   2,201,800
        4,585,000    BB-        United Rentals Inc., Sr. Sub. Notes, 9.250% due 1/15/09                                  4,533,419
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,287,044
----------------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

      FACE
     AMOUNT+         RATING(a)                                   SECURITY                                               VALUE
==================================================================================================================================
Restaurants -- 0.2%
        5,190,000    B          Advantica Restaurant Group, Sr. Notes, 11.250% due 1/15/08                          $    4,826,700
----------------------------------------------------------------------------------------------------------------------------------
Retail - Food Chains -- 0.0%
          600,000    CCC+       Pathmark Stores, Sub. Notes, 12.625% due 6/15/02                                           615,000
----------------------------------------------------------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 0.1%
        3,600,000    B-         Advance Stores Co., Sr. Sub. Notes, 10.250% due 4/15/08                                  3,429,000
----------------------------------------------------------------------------------------------------------------------------------
Savings & Loans Associations -- 0.2%
                                Ocwen Capital:
        4,100,000    B2*           Jr. Sub. Notes, 10.875% due 8/1/27                                                    2,870,000
        2,500,000    B+            Sr. Notes, 11.875% due 10/1/03                                                        2,350,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,220,000
----------------------------------------------------------------------------------------------------------------------------------
Semiconductors -- 0.2%
        7,325,000    B          Fairchild Semiconductors Inc., Sr. Sub. Notes,
                                   10.125% due 3/15/07(c)                                                                7,178,500
----------------------------------------------------------------------------------------------------------------------------------
Steel/Iron Ore -- 0.5%
        3,805,000    Ba3*       National Steel Corp., First Mortgage Notes, 9.875% due 3/1/09                            3,909,638
        4,605,000    B+         Russel Metals Inc., Sr. Notes, 10.000% due 6/1/09                                        4,622,269
        3,560,000    B+         WCI Steel Inc., Sr. Notes, 10.000% due 12/1/04                                           3,684,600
        5,905,000    B-         WHX Corp., Sr. Notes, 10.500% due 4/15/05                                                5,713,088
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,929,595
----------------------------------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 3.6%
        2,125,000GBP B1*        COLT Telecom Group PLC, Sr. Notes, 10.125% due 11/30/07                                  3,511,372
                                E.Spire Communications Inc.:
       10,235,000    NR            Sr. Discount Notes, step bond to yield 10.625% due 7/1/08(c)                          4,605,750
          750,000    NR            Sr. Notes, 13.750% due 7/15/07                                                          677,813
                                Espirit Telecom Group PLC, Sr. Notes:
        3,950,000    B-            11.500% due 12/15/07(c)                                                               4,266,000
       3,999,999DEM  B-            11.500% due 12/15/07                                                                  2,341,997
        2,250,000    B-            10.875% due 6/15/08                                                                   2,362,500
        8,505,000    NR         Facilicom International, Sr. Notes, 10.500% due 1/15/08                                  5,996,025
                                Hermes Europe Railtel, Sr. Notes:
        7,250,000    B             11.500% due 8/15/07(c)                                                                7,540,000
        2,675,000    B             10.375% due 1/15/09(c)                                                                2,688,375
                                ICG Holdings Inc., Sr. Discount Notes:
        1,920,000    B-            Step bond to yield 13.500% due 9/15/05                                                1,728,000
        3,590,000    B-            Step bond to yield 12.500% due 5/1/06(c)                                              2,934,825
          240,000    BB-        Impsat Corp., Sr. Notes, 12.125% due 7/15/03                                               213,600
                                Intermedia Communications of Florida:
                                   Sr. Discount Notes:
          435,000    B               Step bond to yield 12.500% due 5/15/06                                                356,700
        3,020,000    B               Step bond to yield 11.250% due 7/15/07(c)                                           2,129,100
        1,280,000    B             Sr. Notes, 9.500% due 3/1/09                                                          1,228,800
        2,805,000    B3*        IXC Communications Inc., Sr. Sub. Notes, 9.000% due 4/15/08                              2,826,038
        5,785,000    B-         KMC Telecom Holdings Inc., Sr. Notes, 13.500% due 5/15/09(b)                             5,785,000
       13,100,000    B          Level 3 Communications, step bond to yield 10.500% due 12/1/08(c)                        7,598,000
        3,125,000    BBB        Metronet Communications Corp., Sr. Notes, 12.000% due 8/15/07(c)                         3,640,625
                                Microcell Telecommunications, Sr. Discount Notes:
        1,980,000    B3*           Step bond to yield 14.000% due 6/1/06                                                 1,618,650
        2,260,000    B-            Step bond to yield 12.000% due 6/1/09(b)                                              1,350,350

                        See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                15

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

      FACE
     AMOUNT+         RATING(a)                                   SECURITY                                               VALUE
==================================================================================================================================
Telecommunications -- Other -- 3.6% (continued)
                                Nextlink Communications:
       11,010,000    B             Sr. Discount Notes, step bond to yield 12.250% due 6/1/09(c)                     $    6,330,750
                                   Sr. Notes:
        4,340,000    B               12.500% due 4/15/06                                                                 4,768,575
        5,760,000    B               10.750% due 6/1/09                                                                  5,860,800
        5,295,000    BB-        Orange PLC, Sr. Notes, 9.000% due 6/1/09(b)                                              5,308,238
        8,405,000    B-         Primus Telecom Group, Sr. Notes, 11.750% due 8/1/04(c)                                   8,447,025
                                Tele1 Europe B.V., Sr. Notes:
        2,195,000    B-            13.000% due 5/15/09(b)                                                                2,326,700
        2,100,000EUR B-            13.000% due 5/15/09(b)                                                                2,371,243
        5,935,000    NR         Versatel Telecom, Sr. Notes, 13.250% due 5/15/08                                         6,172,400
                                Viatel Inc., Sr. Notes:
        6,665,000    B3*           11.250% due 4/15/08                                                                   6,681,663
        1,775,000    B-            11.500% due 3/15/09(b)                                                                1,783,875
        3,075,000    B          Worldwide Fiber, Inc., Sr. Notes, 12.000% due 8/1/09(b)                                  3,098,063
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       118,548,852
----------------------------------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 1.8%
        3,080,000    CCC+       Centennial Cellular, Sr. Sub. Notes, 10.750% due 12/15/08                                3,203,200
        5,360,000    B3*        Clearnet Communications Inc., Sr. Discount Notes, step bond to yield
                                   14.750% due 12/15/05                                                                  4,877,600
                                Crown Castle International Corp., Sr. Discount Notes:
        6,090,000    B             Step bond to yield 10.375% due 5/15/11                                                3,577,875
        3,110,000    B             Step bond to yield 11.250% due 8/1/11(b)                                              1,815,463
        1,755,000    NR         Dobson/sygnet Communications, Sr. Notes, 12.250% due 12/15/08(c)                         1,833,975
                                Dolphin Telecom PLC, Sr. Discount Notes:
        5,900,000    CCC+          Step bond to yield 11.500% due 6/1/08(c)                                              2,832,000
        7,050,000EUR Caa*          Zero coupon due 6/1/08(c)                                                             3,433,245
        9,090,000    B-         Millicom International Cellular S.A., Sr. Discount Notes,
                                   step bond to yield 13.500% on 6/1/06                                                  6,715,238
                                Nextel Communications Inc., Sr. Discount Notes:
        4,355,000    B2*           Step bond to yield 10.650% due 9/15/07                                                3,200,925
        6,645,000    B2*           Step bond to yield 9.950% due 2/15/08                                                 4,734,563
        7,865,000    NR         Spectrasite Holdings, Sr. Discount Notes, step bond to yield
                                   11.250% on 4/15/09(b)(c)                                                              4,325,750
        3,445,000    B3*        Telecorp. PCS Inc., Sr. Discount Notes, step bond to yield
                                   11.625% due 4/15/09(b)                                                                1,946,425
                                Telesystem International, Sr. Discount Notes:
       17,630,000    CCC+          Step bond to yield 13.250% due 6/30/07                                                9,255,750
        6,250,000    CCC+          Step bond to yield 10.500% due 11/1/07                                                2,843,750
        4,765,000    B3*        Triton PCS Inc., Sr. Discount Notes, step bond to yield
                                   11.000% due 5/1/08                                                                    3,144,900
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        57,740,659
----------------------------------------------------------------------------------------------------------------------------------
Textiles -- 0.1%
        5,250,000DEM B          Texon International PLC, Sr. Notes, 10.000% due 2/1/08(c)                                2,571,135
----------------------------------------------------------------------------------------------------------------------------------
Transportation - Marine -- 0.1%
        2,760,000    B-         Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09(b)                                2,691,000
          555,000    BB-        Sea Containers Ltd., Series A, Sr. Sub. Debentures, 12.500% due 12/1/04(c)                 598,706
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,289,706
----------------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

      FACE
     AMOUNT+         RATING(a)                                   SECURITY                                               VALUE
==================================================================================================================================
Unregulated Power Generation -- 1.0%
                                AES Corp.:
       11,320,000    Ba1*          Sr. Notes, 9.500% due 6/1/09                                                     $   11,659,600
        6,225,000    Ba3*          Sr. Sub. Notes, 10.250% due 7/15/06                                                   6,411,750
        3,455,000    BB         Caithness Coso Fund Corp., Sr. Notes, 9.050% due 12/15/09(b)                             3,455,000
                                Calpine Corp., Sr. Notes:
        7,775,000    BB            10.500% due 5/15/06                                                                   8,397,000
        2,865,000    BB            8.750% due 7/15/07                                                                    2,890,069
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        32,813,419
----------------------------------------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.1%
        3,910,000    B-         Fisher Scientific, Sr. Sub. Notes, 9.000% due 2/1/08                                     3,763,375
----------------------------------------------------------------------------------------------------------------------------------
                                TOTAL CORPORATE BONDS AND NOTES
                                (Cost-- $947,582,498)                                                                  924,412,187
==================================================================================================================================

      SHARES                                                       SECURITY                                             VALUE
==================================================================================================================================
PREFERRED STOCK -- 0.3%

Broadcasting -- 0.2%
           39,558               Capstar Broadcasting, Series E, Exchangeable 12.625%                                     4,845,855
----------------------------------------------------------------------------------------------------------------------------------
Savings & Loan Associations -- 0.1%
          146,000               California Federal Preferred Capital Corp., Series A, 9.125%                             3,777,750
----------------------------------------------------------------------------------------------------------------------------------
                                TOTAL PREFERRED STOCK
                                (Cost -- $8,399,499)                                                                     8,623,605
==================================================================================================================================
COMMON STOCK -- 0.0%

Telecommunications - Other -- 0.0%
           19,250               Pagemart Nationwide Inc. (Cost-- $0)                                                       134,750
==================================================================================================================================
WARRANTS(d) -- 0.0%

Broadcasting -- 0.0%
            6,775               Australis Media, Expire 10/30/01(b)                                                              0
           12,325               UIH Australia, Expire 5/15/06                                                              369,750
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           369,750
----------------------------------------------------------------------------------------------------------------------------------
Cable Television -- 0.0%
            6,000               Wireless One Inc., Expire 10/19/00                                                           1,500
----------------------------------------------------------------------------------------------------------------------------------
Internet Services -- 0.0%
            6,975               Splitrock Services, Expire 7/15/08                                                         488,250
           12,450               WAM! Net Inc., Expire 3/1/05                                                               283,238
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           771,488
----------------------------------------------------------------------------------------------------------------------------------
Paper -- 0.0%
            8,500               SD Warren Co., Expire 12/15/06                                                             149,600
----------------------------------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 0.0%
           42,090               Pagemart Nationwide Inc., Expire 12/31/03                                                  126,270
            7,800               RSL Communications Ltd., Expire 11/15/06                                                   312,000
            5,935               Versatel, Expire 5/15/08(b)                                                                979,275
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,417,545
----------------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                17

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

      SHARES                                                       SECURITY                                             VALUE
==================================================================================================================================
Telephone - Cellular -- 0.0%
              500               Globalstar Telecom, Expire 2/15/04(b)                                               $       45,500
            5,000               Iridium World Communications, Expire 7/15/05(b)                                                 50
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            45,550
----------------------------------------------------------------------------------------------------------------------------------
                                TOTAL WARRANTS
                                (Cost-- $75,501)                                                                         2,755,433
==================================================================================================================================
                                TOTAL HIGH YIELD SECTOR
                                (Cost-- $956,057,498)                                                                  935,925,975
==================================================================================================================================

       FACE
      AMOUNT++                                                      SECURITY                                             VALUE
==================================================================================================================================
INTERNATIONAL SECTOR -- 12.4%

BONDS -- 12.4%

Australia -- 1.4%
       66,000,000               Queensland Treasury Corp., 8.000% due 5/14/03                                           46,287,790
----------------------------------------------------------------------------------------------------------------------------------
Canada -- 1.1%
                                Government of Canada:
       20,000,000                  7.000% due 9/1/01                                                                    13,694,409
       30,000,000                  9.000% due 12/1/04                                                                   22,961,884
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        36,656,293
----------------------------------------------------------------------------------------------------------------------------------
Denmark -- 1.7%
      100,000,000               Denmark, 4.000% due 3/15/02                                                             14,334,147
                                NYKREDIT:
      170,866,000                  6.000% due 10/1/19                                                                   23,858,892
      129,344,000                  7.000% due 10/1/29                                                                   18,354,547
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        56,547,586
----------------------------------------------------------------------------------------------------------------------------------
Europe -- 3.0%
       10,000,000               Export - Import Japan, 4.625% due 7/23/03                                               10,800,368
       30,000,000               France Oat., 5.250% due 4/25/08@                                                        33,023,931
       10,000,000               Kingdom of Spain, 6.000% due 1/31/08                                                    11,433,984
       10,000,000               Republic of Finland, 8.750% due 10/17/01                                                11,815,009
        9,000,000               Republic of Italy, 6.000% due 4/2/04                                                    10,253,981
       10,000,000               Republic of Portugal, 6.000% due 2/16/04                                                11,399,734
        8,500,000               Soc Nat Chemins De Fra Discount Bank, 9.375% due 3/12/01                                 9,891,739
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        98,618,746
----------------------------------------------------------------------------------------------------------------------------------
New Zealand -- 2.2%
      139,000,000               New Zealand Government, 5.500% due 4/15/03                                              72,574,248
----------------------------------------------------------------------------------------------------------------------------------
United Kingdom -- 3.0%
       10,000,000               Bank Nederlandse Gemeenten, 7.375% due 8/6/07                                           17,172,109
        2,375,000               Diamond Holdings, 10.000% due 2/1/08(c)                                                  3,885,999
                                European Investment Bank:
        4,500,000                  8.500% due 11/6/01                                                                    7,627,575
        8,000,000                  8.000% due 6/10/03                                                                   13,645,671
       13,000,000               Inter-American Development Bank, 7.125% due 11/26/04                                    21,721,423

                        See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

      FACE
     AMOUNT+         RATING(a)                                   SECURITY                                               VALUE
==================================================================================================================================
United Kingdom -- 3.0% (continued)
       10,296,000               Nippon Telephone, 7.375% due 12/2/03                                                $   17,074,933
       10,000,000               U.K. Treasury, 6.500% due 12/7/03                                                       16,673,146
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        97,800,856
----------------------------------------------------------------------------------------------------------------------------------
United States -- 0.0%
        2,000,000               United Mexican States-- Value Recovery Rights, Expire 6/30/03(d)                                 0
----------------------------------------------------------------------------------------------------------------------------------
                                TOTAL INTERNATIONAL SECTOR
                                (Cost-- $429,470,954)                                                                  408,485,519
==================================================================================================================================
                                SUB-TOTAL INVESTMENTS
                                (Cost-- $2,749,069,072)                                                              2,686,998,168
==================================================================================================================================

       FACE
      AMOUNT                                                       SECURITY                                              VALUE
==================================================================================================================================
REPURCHASE AGREEMENTS -- 18.4%

$     205,000,000               CIBC Wood Gundy Securities Corp., 4.870% due 8/2/99;
                                   Proceeds at maturity-- $205,083,192; (Fully collateralized by
                                   U.S. Treasury Notes, 4.500% to 5.000% due 1/31/01 to 2/28/01;
                                   Market value-- $209,100,415)@                                                       205,000,000
      200,000,000               CS First Boston Corp., 4.950% due 8/2/99; Proceeds at maturity --
                                   $200,082,500; (Fully collateralized by U.S. Treasury Bills,
                                   0.000% due 1/13/00; Market value-- $203,999,912)@                                   200,000,000
      200,000,000               Morgan Stanley Dean Witter & Co., 5.000% due 8/2/99;
                                   Proceeds at maturity -- $200,083,333; (Fully collateralized by
                                   U.S. Treasury Notes, 7.125% to 11.750% due 2/15/10 to 2/15/23;
                                   Market value-- $203,955,477)@                                                       200,000,000
==================================================================================================================================
                                TOTAL REPURCHASE AGREEMENTS
                                (Cost-- $605,000,000)                                                                  605,000,000
==================================================================================================================================
                                TOTAL INVESTMENTS -- 100%
                                (Cost-- $3,354,069,072**)                                                           $3,291,998,168
==================================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)   All or a portion of its security is on loan (See Note 10).

(d)   Non-income producing security.

@     Security is segregated by Custodian for open purchase commitments.

+     Face amount denominated in U.S. dollars unless otherwise indicated.

++    Represents local currency.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      Currency abbreviations used in this schedule:
      ---------------------------------------------
      DEM  -- German Mark
      EUR  -- Euro
      GBP  -- Great Britain Pound

      See page 20 for definition of ratings.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                19

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") letter ratings may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories.

BBB         -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") applies the numerical modifiers 1, 2, and 3 in each generic rating classification from "Baa" through "Caa". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Baa         -- Bonds rated "Baa" are considered to be medium grade obligations;
               that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba          -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B           -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa         -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR          -- Indicates that the bond is not rated by Standard & Poor's or
               Moody's.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 1999
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost-- $2,749,069,072)                                                        $ 2,686,998,168
     Repurchase agreements, at value (Cost-- $605,000,000)                                                    605,000,000
     Cash                                                                                                      15,916,653
     Foreign currency, at value (Cost-- $491,055)                                                                 495,112
     Collateral for securities on loan (Note 10)                                                               74,360,117
     Receivable for Fund shares sold                                                                            2,645,169
     Receivable for securities sold                                                                           211,480,093
     Dividends and interest receivable                                                                         36,461,908
     Receivable for open forward foreign currency contracts                                                     3,026,276
-------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                           3,636,383,496
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                                                         841,981,006
     Payable for securities on loan (Note 10)                                                                  74,360,117
     Payable for open forward foreign currency contracts                                                       15,099,748
     Dividends payable                                                                                          6,942,382
     Payable for Fund shares purchased                                                                          5,525,190
     Investment advisory fees payable                                                                           1,009,901
     Distribution fees payable                                                                                    830,207
     Administration fees payable                                                                                  448,845
     Accrued expenses                                                                                             395,113
-------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                                        946,592,509
-------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                          $ 2,689,790,987
=========================================================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                                                           $       359,717
     Capital paid in excess of par value                                                                    2,848,029,140
     Overdistributed net investment income                                                                       (896,492)
     Accumulated net realized loss from security transactions, futures contracts and foreign currencies       (83,533,639)
     Net unrealized depreciation of investments and foreign currencies                                        (74,167,739)
-------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                          $ 2,689,790,987
=========================================================================================================================
Shares Outstanding:
     Class A                                                                                                   62,270,388
     --------------------------------------------------------------------------------------------------------------------
     Class B                                                                                                  247,097,062
     --------------------------------------------------------------------------------------------------------------------
     Class L                                                                                                   24,578,803
     --------------------------------------------------------------------------------------------------------------------
     Class Y                                                                                                   21,794,345
     --------------------------------------------------------------------------------------------------------------------
     Class Z                                                                                                    3,976,319
     --------------------------------------------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                                                       $          7.46
     --------------------------------------------------------------------------------------------------------------------
     Class B *                                                                                            $          7.48
     --------------------------------------------------------------------------------------------------------------------
     Class L **                                                                                           $          7.48
     --------------------------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                                       $          7.46
     --------------------------------------------------------------------------------------------------------------------
     Class Z (and redemption price)                                                                       $          7.47
     --------------------------------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.71% of net asset value per share)                                    $          7.81
     --------------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                                    $          7.56
=========================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                21

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest                                                                  $ 212,108,685
     Dividends                                                                     2,658,104
     Less: Foreign tax withholding                                                    (3,512)
--------------------------------------------------------------------------------------------
     Total Investment Income                                                     214,763,277
--------------------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                                   18,209,044
     Investment advisory fees (Note 2)                                            13,056,066
     Administration fees (Note 2)                                                  5,802,695
     Shareholder and system servicing fees                                         2,104,969
     Custody                                                                         308,675
     Registration fees                                                               139,452
     Shareholder communications                                                      100,800
     Audit and legal                                                                  46,374
     Pricing                                                                          29,837
     Trustees' fees                                                                   18,986
     Other                                                                            18,720
--------------------------------------------------------------------------------------------
     Total Expenses                                                               39,835,618
--------------------------------------------------------------------------------------------
Net Investment Income                                                            174,927,659
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 3, 4 & 6):
     Realized Gain (Loss) From:
       Security transactions (excluding short-term securities)                   (83,700,990)
       Futures contracts                                                             488,339
       Foreign currency transactions                                              11,509,045
--------------------------------------------------------------------------------------------
     Net Realized Loss                                                           (71,703,606)
--------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation) of Investments:
       Beginning of year                                                          21,902,801
       End of year                                                               (74,167,739)
--------------------------------------------------------------------------------------------
     Increase in Net Unrealized Depreciation                                     (96,070,540)
--------------------------------------------------------------------------------------------
Net Loss on Investments                                                         (167,774,146)
--------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                         $   7,153,513
============================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                 For the Years Ended July 31,
--------------------------------------------------------------------------------

                                                                              1999                 1998
============================================================================================================
OPERATIONS:
     Net investment income                                              $   174,927,659      $   182,369,731
     Net realized gain (loss)                                               (71,703,606)          77,462,489
     Increase in net unrealized depreciation                                (96,070,540)         (59,024,199)
------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                   7,153,513          200,808,021
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                 (173,885,347)        (200,850,543)
     Net realized gains                                                      (2,720,960)         (17,444,264)
     Capital                                                                (12,759,570)                  --
------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders             (189,365,877)        (218,294,807)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
     Net proceeds from sale of shares                                     1,035,956,865          856,904,340
     Net asset value of shares issued for reinvestment of dividends          98,091,915          113,810,216
     Cost of shares reacquired                                           (1,221,161,067)        (885,917,734)
------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Fund Share Transactions         (87,112,287)          84,796,822
------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                          (269,324,651)          67,310,036

NET ASSETS:
     Beginning of year                                                    2,959,115,638        2,891,805,602
------------------------------------------------------------------------------------------------------------
     End of year*                                                       $ 2,689,790,987      $ 2,959,115,638
============================================================================================================
* Includes overdistributed net investment income of:                    $      (896,492)     $   (11,253,505)
============================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                23

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Diversified Strategic Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales were reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSBC Fund Management Inc. ("SSBC") formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Trust. The Fund pays SSBC, an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets. The Fund has also entered into a sub-advisory agreement with Smith Barney Global Capital Management Inc. ("Global Capital Management"), a subsidiary of SSBH. From its fee, SSBC pays Global Capital Management a sub-advisory fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. These fees are calculated daily and paid monthly.

SSBC also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to the date, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

For the year ended July 31, 1999, SSB and CFBDS received sales charges of approximately $1,022,000 and $977,000 on sales of the Fund's Class A and L shares, respectively.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

In addition, CDSCs paid to SSB for the year ended July 31, 1999 were:

                                          Class A        Class B       Class L
================================================================================
CDSCs                                     $12,000      $2,298,000      $58,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended July 31, 1999, total Distribution Plan fees incurred were:

                                          Class A        Class B       Class L
================================================================================
Distribution Plan Fees                   $1,077,231    $15,969,196   $1,162,617
================================================================================

All officers and one Trustee of the Trust are employees of SSB.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                25

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Investments

During the year ended July 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


===============================================================================
Purchases                                                        $4,686,161,848
-------------------------------------------------------------------------------
Sales                                                             4,472,167,809
===============================================================================

At July 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                      $  9,707,846
Gross unrealized depreciation                                       (71,778,750)
-------------------------------------------------------------------------------
Net unrealized depreciation                                        $(62,070,904)
===============================================================================

4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At July 31, 1999, the Fund had no open futures contracts.

5. Fund Concentration

The Fund's investment in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.



--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6. Forward Foreign Currency Contracts

At July 31, 1999, the Fund had the following open forward foreign currency contracts:

                                                  Local                    Market                 Settlement           Unrealized
Foreign Currency                                Currency                    Value                    Date              Gain (Loss)
===================================================================================================================================
To Sell:
Australian Dollar                                72,230,000               $ 47,180,125              8/20/99           $    310,377
Danish Krone                                    496,250,000                 71,388,035              8/20/99             (3,561,888)
Euro                                             95,500,000                102,371,228              8/20/99             (5,251,548)
Euro                                             50,000,000                 53,609,329              8/23/99             (1,050,329)
Euro                                             50,000,000                 53,609,329              8/23/99                (46,829)
Euro                                              2,189,021                  2,351,130              9/15/99                 (7,301)
Euro                                              9,249,609                  9,934,593              9/15/99               (182,730)
Euro                                              1,506,113                  1,617,649              9/15/99                (52,571)
Euro                                              2,611,129                  2,804,497              9/15/99               (135,923)
Euro                                              2,958,312                  3,177,391              9/15/99                (24,481)
British Pound                                    61,190,000                 99,130,347              8/20/99             (3,716,780)
British Pound                                     2,332,718                  3,779,543              9/22/99                 22,485
British Pound                                     3,763,283                  6,097,388              9/22/99                 36,274
British Pound                                       522,563                    846,672              9/22/99                  5,036
British Pound                                     1,309,269                  2,121,319              9/22/99                (23,476)
British Pound                                     2,574,895                  4,171,926              9/22/99                (43,595)
New Zealand Dollar                              139,420,000                 73,962,177              8/20/99             (1,002,297)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       (14,725,576)
-----------------------------------------------------------------------------------------------------------------------------------
To Buy:
Euro                                              2,925,000                  3,131,998              8/5/99                  23,601
Euro                                            100,000,000                107,218,659              8/23/99              2,628,159
Euro                                                 24,641                     26,466              9/15/99                    344
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,652,104
-----------------------------------------------------------------------------------------------------------------------------------
Total Unrealized Loss on Open
   Forward Currency Contracts                                                                                         $(12,073,472)
===================================================================================================================================

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

8. Reverse Repurchase Agreement

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended July 31, 1999, the Fund did not have any reverse repurchase agreement.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                27

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

9. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in FNMA/GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At July 31, 1999, the Fund held two TBA securities with a total cost of $631,237,672.

10. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 1999, the Fund loaned common stocks having a value of $73,990,497. The Fund received cash collateral totalling $74,360,117. A portion of the cash collateral amounting to $1,448,220 remained uninvested and the balance was invested as follows:

Security Description                                                                                                       Value
===================================================================================================================================
Time Deposits:
      Unibank, 5.130% due 8/2/99                                                                                        $ 3,102,111
      Rabobank, London, 5.130% due 8/2/99                                                                                 3,102,111
      Landesbank Hessen Thuringen, 5.130% due 8/2/99                                                                      3,102,111
      Caisse de Depots et Consign., Paris, 5.130% due 8/2/99                                                              3,102,111
      Societe Generale, G.C., 5.130% due 8/2/99                                                                           3,102,111
      Fortis Bank, 5.130% due 8/2/99                                                                                      3,102,111
      National Australia Bank, G.C., 5.130% due 8/2/99                                                                    3,102,111
      Bank of Austria G.C., 5.130% due 8/2/99                                                                             3,102,111
      Banque National De Paris, G.C., 5.130% due 8/2/99                                                                   3,102,111
      Banco Bilbao Milan, 5.130% due 8/2/99                                                                               3,102,111
      Credit Commerciale de France, 5.130% due 8/2/99                                                                     3,102,111
      Credit Communal de Belgique, 5.190% due 8/2/99                                                                      3,102,111
      Credit Agricole Indozuex Singapore, 5.130% due 8/2/99                                                               2,249,030
      Den Danske-Copenhagen, 5.130% due 8/2/99                                                                            3,102,111
      Nordeutsche Landesbank Singapore, 5.130% due 8/2/99                                                                 1,240,844
      First National Chicago London, 5.130% due 8/2/99                                                                    3,102,111
      Svenska London, 5.130% due 8/2/99                                                                                   3,102,111
      Abbey National London, 5.130% due 8/2/99                                                                            3,102,111
      Halifax PLC, 5.130% due 8/2/99                                                                                      3,102,111
      Toronto Dominion-Grand Cayman, 5.130% due 8/2/99                                                                    3,102,111
      Credit Suisse, G.C., 5.130% due 8/2/99                                                                              3,412,322
      Banque National De Paris, G.C., 5.130% due 8/2/99                                                                     465,317
      Canadian Imperial Bank G.C., 5.130% due 8/2/99                                                                      3,567,427

Repurchase Agreement:
      Morgan Stanley Dean Witter & Co., 5.110% due 8/2/99                                                                 1,056,756

Commercial Paper:
      Koch Industries Inc., 5.110% due 8/2/99                                                                             1,671,346
      General Electric Capital Services, 5.150% due 8/2/99                                                                3,410,857
===================================================================================================================================
Total                                                                                                                   $72,911,897
===================================================================================================================================


--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the year ended July 31, 1999, the Fund earned income from securities loaned of $211,483.

11. Shares of Beneficial Interest

At July 31, 1999, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At July 31, 1999, total paid-in capital amounted to the following for each class:

                                  Class A                Class B               Class L              Class Y             Class Z
====================================================================================================================================
Total Paid-in Capital          $484,062,421          $1,970,715,109         $191,866,610         $170,416,656         $31,328,061
====================================================================================================================================

Transactions in shares of each class were as follows:

                                                        Year Ended                                         Year Ended
                                                       July 31, 1999                                      July 31, 1998
                                          ---------------------------------------             --------------------------------------
                                             Shares                    Amount                   Shares                    Amount
====================================================================================================================================
Class A
Shares sold                                49,423,427              $ 382,503,137               35,840,369             $ 286,903,611
Shares issued on reinvestment               2,130,596                 16,483,850                1,840,380                14,697,639
Shares reacquired                         (39,196,000)              (302,969,796)             (21,154,188)             (169,264,458)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                               12,358,023              $  96,017,191               16,526,561              $132,336,792
====================================================================================================================================
Class B
Shares sold                                35,214,847              $ 275,802,675               55,482,798             $ 445,398,765
Shares issued on reinvestment               9,329,090                 72,489,124               11,463,425                91,837,518
Shares reacquired                         (83,241,196)              (648,668,655)             (85,170,973)             (683,731,364)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease                              (38,697,259)             $(300,376,856)             (18,224,750)            $(146,495,081)
====================================================================================================================================
Class L*
Shares sold                                40,377,358               $314,105,808                9,669,210             $  77,498,478
Shares issued on reinvestment                 927,846                  7,187,211                  693,017                 5,540,434
Shares reacquired                         (33,732,218)              (261,860,475)              (3,784,006)              (30,324,154)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                7,572,986              $  59,432,544                6,578,221             $  52,714,758
====================================================================================================================================
Class Y
Shares sold                                 6,217,160              $  48,511,994                5,598,158             $  44,807,089
Shares issued on reinvestment                   2,732                     21,163                    2,869                    22,907
Shares reacquired                             (82,339)                  (635,345)                      --                        --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                6,137,553              $  47,897,812                5,601,027             $  44,829,996
====================================================================================================================================
Class Z
Shares sold                                 1,914,307              $  15,033,251                  286,159             $   2,296,397
Shares issued on reinvestment                 246,824                  1,910,567                  214,133                 1,711,718
Shares reacquired                            (906,344)                (7,026,796)                (324,497)               (2,597,758)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                1,254,787              $   9,917,022                  175,795             $   1,410,357
====================================================================================================================================

* On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                29

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class A Shares                                      1999(1)           1998(1)           1997            1996            1995
=============================================================================================================================
Net Asset Value, Beginning of Year              $   7.96          $   8.01          $   7.82        $   7.85        $   7.76
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)                         0.50              0.53              0.62            0.61            0.94
   Net realized and unrealized gain (loss)         (0.46)             0.05              0.24            0.03           (0.18)
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.04              0.58              0.86            0.64            0.76
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.49)            (0.58)            (0.67)          (0.62)          (0.48)
   Net realized gains                              (0.01)            (0.05)               --              --              --
   Capital                                         (0.04)               --                --           (0.05)          (0.19)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.54)            (0.63)            (0.67)          (0.67)          (0.67)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $   7.46          $   7.96          $   8.01        $   7.82        $   7.85
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                        0.41%             7.47%            11.36%           8.39%          10.35%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $464,652          $397,127          $267,272        $202,700        $177,336
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                            6.38%             6.51%             7.75%           7.85%           8.15%
   Interest expense                                   --              0.06              0.06            0.01              --
   Other expenses(2)                                1.02              1.01              1.03            1.04            1.09
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              150%              128%               85%             90%             83%
=============================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The manager waived part of its fees for the year ended July 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been $0.01 and 1.14%, respectively.


--------------------------------------------------------------------------------
30                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares                                      1999(1)           1998(1)           1997            1996            1995
=============================================================================================================================
Net Asset Value, Beginning of Year                $ 7.98            $ 8.03            $ 7.83          $ 7.86          $ 7.76
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)                         0.46              0.49              0.59            0.58            0.70
   Net realized and unrealized gain (loss)         (0.46)             0.05              0.23            0.01            0.02
-----------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.00              0.54              0.82            0.59            0.72
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.46)            (0.54)            (0.62)          (0.57)          (0.44)
   Net realized gains                              (0.01)            (0.05)               --              --              --
   Capital                                         (0.03)               --                --           (0.05)          (0.18)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.50)            (0.59)            (0.62)          (0.62)          (0.62)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $ 7.48            $ 7.98            $ 8.03          $ 7.83          $ 7.86
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                       (0.06)%            6.93%            10.89%           7.80%          10.00%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                $1,849            $2,280            $2,440          $2,380          $2,367
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                            5.88%             6.12%             7.34%           7.36%           6.82%
   Interest expense                                   --              0.06              0.06            0.01              --
   Other expenses(2)                                1.49              1.50              1.51            1.52            1.56
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              150%              128%               85%             90%             83%
=============================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The manager waived part of its fees for the year ended July 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been $0.00* and 1.61%, respectively.

*     Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                31

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class L Shares                                     1999(1)          1998(1)(2)          1997           1996           1995(3)
=============================================================================================================================
Net Asset Value, Beginning of Year             $   7.97         $   8.01            $   7.81       $   7.84       $   7.76
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(4)                        0.47             0.49                0.58           0.52           1.16
   Net realized and unrealized gain (loss)        (0.46)            0.06                0.24           0.07          (0.46)
-----------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                       0.01             0.55                0.82           0.59           0.70
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.46)           (0.54)              (0.62)         (0.57)         (0.44)
   Net realized gains                             (0.01)           (0.05)                 --             --             --
   Capital                                        (0.03)              --                  --          (0.05)         (0.18)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.50)           (0.59)              (0.62)         (0.62)         (0.62)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $   7.48         $   7.97            $   8.01       $   7.81       $   7.84
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                       0.08%            7.08%              10.92%          7.82%          9.73%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $183,740         $135,485            $ 83,543       $ 42,222       $ 12,730
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                           6.01%            6.09%               7.19%          7.61%         10.23%
   Interest expense                                  --             0.06                0.06           0.01             --
   Other expenses(4)                               1.45             1.45                1.46           1.47           1.46
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             150%             128%                 85%            90%            83%
=============================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3) On November 7, 1994, the former Class D shares were renamed Class C shares.


(4) The manager waived part of its fees for the year ended July 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been $0.00* and 1.51%, respectively.

*     Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------
32                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class Y Shares                                     1999(1)          1998(1)          1997           1996(2)
===========================================================================================================
Net Asset Value, Beginning of Year             $   7.96         $   8.00         $   7.82       $   7.89
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                           0.53             0.55             0.64           0.50
   Net realized and unrealized gain (loss)        (0.47)            0.06             0.24           0.01
-----------------------------------------------------------------------------------------------------------
Total Income From Operations                       0.06             0.61             0.88           0.51
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.51)           (0.60)           (0.70)         (0.53)
   Net realized gains                             (0.01)           (0.05)              --             --
   Capital                                        (0.04)              --               --          (0.05)
-----------------------------------------------------------------------------------------------------------
Total Distributions                               (0.56)           (0.65)           (0.70)         (0.58)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $   7.46         $   7.96         $   8.00       $   7.82
-----------------------------------------------------------------------------------------------------------
Total Return                                       0.72%            7.96%           11.64%          6.65%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $162,674         $124,559         $ 80,479       $ 26,940
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                           6.76%            6.88%            7.84%          8.54%+
   Interest expense                                  --             0.06             0.06           0.01
   Other expenses                                  0.67             0.66             0.70           0.69+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             150%             128%              85%            90%
===========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   For the period from October 10, 1995 (inception date) to July 31, 1996.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                33

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class Z Shares                                    1999(1)         1998(1)         1997          1996          1995(2)
=====================================================================================================================
Net Asset Value, Beginning of Year             $  7.96         $  8.01         $  7.82       $  7.85       $  7.76
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                       0.53            0.55            0.65          0.64          0.84
   Net realized and unrealized gain (loss)       (0.46)           0.05            0.23          0.02         (0.06)
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations                      0.07            0.60            0.88          0.66          0.78
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.51)          (0.60)          (0.69)        (0.63)        (0.49)
   Net realized gains                            (0.01)          (0.05)             --            --            --
   Capital                                       (0.04)             --              --         (0.06)        (0.20)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.56)          (0.65)          (0.69)        (0.69)        (0.69)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  7.47         $  7.96         $  8.01       $  7.82       $  7.85
---------------------------------------------------------------------------------------------------------------------
Total Return                                      0.84%           7.78%          11.69%         8.72%        10.94%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $29,710         $21,670         $20,397       $16,270       $14,361
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                          6.80%           6.85%           8.08%         8.19%         8.30%
   Interest expense                                 --            0.06            0.06          0.01            --
   Expenses(3)                                    0.67            0.74            0.69          0.70          0.75
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            150%            128%             85%           90%           83%
=====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) On November 7, 1994, the former Class C shares were renamed Class Z shares.

(3) The manager waived part of its fees for the year ended July 31, 1995. If such fees were not waived, the per share decrease in net investment income and the actual expense ratios would have been $0.00* and 0.80%, respectively.

*     Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------
34                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Diversified Strategic Income Fund of Smith Barney Income Funds as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian. As to securities purchased and sold but not received and delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Diversified Strategic Income Fund of Smith Barney Income Funds as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                                    /s/ KPMG LLP

New York, New York
September 14, 1999


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                35

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

      For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 1999:

            o     A corporate dividends received deduction of 1.48%.
            o     Total long-term capital gain distributions paid of $2,720,960.

      A total of 1.32% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 19, 1999, a special meeting of shareholders of the Trust was held for the purpose of electing Trustees of the Fund. The results of the vote were as follows:

                                Shares Voted              Percentage            Shares Voted             Percentage
Name of Trustees                     For                 Shares Voted              Against              Shares Voted
====================================================================================================================
Lee Abraham                    543,591,987.967              97.621%             13,249,035.953              2.379%
Allan J. Bloostein             543,887,340.881              97.674              12,953,683.039              2.326
Jane F. Dasher                 544,416,099.765              97.769              12,424,924.155              2.231
Donald R. Foley                543,336,693.437              97.575              13,504,330.483              2.425
Richard E. Hanson, Jr.         544,212,126.755              97.732              12,628,897.165              2.268
Paul Hardin                    544,290,529.761              97.746              12,550,494.159              2.254
Heath B. McLendon              544,304,571.357              97.749              12,536,452.563              2.251
Roderick C. Rasmussen          543,666,173.202              97.634              13,174,850.718              2.366
John P. Toolan                 544,353,379.596              97.757              12,487,644.324              2.243
====================================================================================================================



--------------------------------------------------------------------------------
36                                            1999 Annual Report to Shareholders

Smith Barney
Diversified Strategic
Income Fund

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

James E. Conroy
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser

SSBC Fund Management Inc.

Distributor

CFBDS, Inc.

Custodian

The Chase Manhattan Bank

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9699
Providence, RI 02940-9699

This report is submitted for the general information of shareholders of Smith Barney Diversified Strategic Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

        SALOMON SMITH BARNEY
----------------------------
A member of citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Diversified
Strategic Income Fund
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD01184  9/99








                                 [PHOTO OMITTED]

                                                       Smith Barney
                                                       Total Return
                                                       Bond Fund
                                 [PHOTO OMITTED]
                                                       -------------
                                                       ANNUAL REPORT
                                                       -------------

                                                       July 31, 1999

                                                [LOGO] Smith Barney
                                                       Mutual Funds

Smith Barney Total
Return Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Smith Barney Total Return Bond Fund ("Fund") seeks to maximize total return consisting of income and capital appreciation by investing in a diversified portfolio of U.S. fixed-income securities of varying maturities.

Smith Barney Total Return Bond Fund
Average Annual Total Returns
July 31, 1999

                                                    Without Sales Charges(1)
                                              ----------------------------------
                                              Class A       Class B      Class L
================================================================================
One-Year                                      (1.79)%       (2.29)%      (2.24)%
--------------------------------------------------------------------------------
Since Inception+                               0.57          0.09         0.14
================================================================================

                                                    Without Sales Charges(2)
                                              ----------------------------------
                                              Class A       Class B      Class L
================================================================================
One-Year                                      (6.18)%       (6.46)%      (4.16)%
--------------------------------------------------------------------------------
Since Inception+                              (2.63)        (2.54)       (0.59)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+     Inception date for Class A, B and L shares is February 27, 1998.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

Fairly wide yield spreads represent an excellent opportunity to lengthen maturity in the Fund by selling off shorter maturity securities and taking on longer maturity securities offering higher yields. This scenario, under present economic conditions, creates compelling opportunities in fixed income investments. Our goal will be to sell off some shorter maturity assets, and in today's attractive rate environment take a somewhat more positive stance.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

                       Class A           TRBAX
                       Class B           TRBBX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ........................................................    1

Historical Performance ....................................................    3

Smith Barney Total Return Bond Fund
at a Glance ...............................................................    5

Schedule of Investments ...................................................    6

Statement of Assets and Liabilities .......................................   11

Statement of Operations ...................................................   12

Statements of Changes in Net Assets .......................................   13

Notes to Financial Statements .............................................   14

Financial Highlights ......................................................   18

Independent Auditors' Report ..............................................   19

Tax Information ...........................................................   20

Additional Shareholder Information ........................................   20

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]                        [PHOTO OMITTED]

HEATH B. MCLENDON                      JOSEPH P. DEANE

Chairman                               Vice President and
                                       Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Total Return Bond Fund ("Fund"). In this report, we discuss general bond market conditions and briefly review our investment strategy during the reporting period. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow. We hope you find this report informative and useful.

Performance Overview

For the period ended July 31, 1999, the Fund had a total return of a negative 1.79% for its Class A shares without sales charges. This compares to the negative 0.84% total return for the Merrill Lynch U.S. Corporate and Government 10+ Years Index during the same period.

Market Overview

Fixed income markets are experiencing a return to normalcy in the aftermath of the forced liquidations that wreaked havoc among major hedge funds, and negatively impacted global markets in late 1998. Following these forced liquidations, the long bond has exceeded the 6% mark, and municipal securities are trading lower than governments. Additionally, the markets that represents mortgage-backed securities, high-grade corporate bonds and taxable municipal securities appear to be reasonably priced compared to Treasuries. Market reaction to the recent rise in interest rates reflects investor confidence in the Federal Reserve Board's ("Fed") ability to effectively manage monetary policy. Investors typically view an increase in commodity prices as indicative of inflationary pressures; however, we believe the recent run-up in commodities should not be viewed as a sign that inflation is looming, but rather as a rebound following the recent downturn in many commodities (e.g., oil prices). It is also relevant to note the fact that the pending Asian recovery and Japanese fiscal reform package are driving industrial commodity valuations.

Investment Strategy

Fairly wide yield spreads represent an excellent opportunity to lengthen maturity in the Fund by selling off shorter maturity securities and taking on longer maturity securities offering higher yields. This scenario, under present economic conditions, creates compelling opportunities in fixed income investments. Our goal will be to sell off some shorter maturity assets, and in today's attractive rate environment take a somewhat more positive stance.

Trepidation regarding Y2K pressures affecting the financial services industry in late 1999 has resulted in over-purchasing of fixed income securities in late summer; however, we plan to capitalize on buying opportunities when and if they emerge. (Y2K is a phrase referring to the fact that some dates were coded into computers using only the last two digits of the year, assuming the first two digits were "19." On or after January 1, 2000, some computers may misread or not recognize dates and cause potential dislocations.)

Late in the year, we feel that it may be prudent to own more dollar-denominated securities due to confidence in the ability of the U.S. to control Y2K. We believe this event may serve to effectively bolster fixed income markets.


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                            1

Market Outlook

Y2K may influence the Fed not to raise short-term interest rates for the remainder of the year. While Y2K in the U.S. will likely prove to be a relatively smooth transition, economies in the rest of the world may experience temporary glitches and foreign investors may look to U.S. bonds for investment opportunities as a temporary 'safe haven' for their assets.

It is widely believed that the Fed's decision to raise the federal funds rate by 25 basis points, or a quarter of a point, should effectively serve to diminish the risk of inflation. The reason behind the economic decision to raise rates was cited by the Federal Open Market Committee to be tight labor markets, persistent domestic demand, and firm foreign economies. The intended effect of the rate increase is to slow the economy just a bit to relieve inflationary pressures from tight labor markets. Higher interest rates raise the costs of borrowing for both consumers and businesses, forcing them to cut back and alleviate the strain on the labor market. Bonds may rally in the fourth quarter of 1999 based on the current economic environment of strong economic growth, benign inflation and vigilant policy making. We feel that the Fed's recent interest rate increase was well priced into the markets, and the balance of the year could be quite positive for bonds as we near Y2K.

In closing, thank you for your investment in Smith Barney Total Return Bond Fund. We encourage you to visit our Web site at www.smithbarney.com. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                       /s/ Joseph P. Deane

Heath B. McLendon                           Joseph P. Deane
Chairman                                    Vice President and
                                            Investment Officer

September 14, 1999


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                    Net Asset Value
                                 --------------------
                                 Beginning      End       Income       Total
Year Ended                        of Year     of Year    Dividends    Returns(1)
================================================================================
7/31/99                           $11.53      $10.67       $0.68       (1.79)%
--------------------------------------------------------------------------------
Inception* through 7/31/98         11.46       11.53        0.23        2.64+
================================================================================
  Total                                                     0.91
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                    Net Asset Value
                                 --------------------
                                 Beginning      End       Income       Total
Year Ended                        of Year     of Year    Dividends    Returns(1)
================================================================================
7/31/99                           $11.53      $10.67       $0.62       (2.29)%
--------------------------------------------------------------------------------
Inception* through 7/31/98         11.46       11.53        0.21        2.48+
================================================================================
  Total                                                     0.83
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                    Net Asset Value
                                 --------------------
                                 Beginning      End       Income       Total
Year Ended                        of Year     of Year    Dividends    Returns(1)
================================================================================
7/31/99                           $11.53      $10.67       $0.62       (2.24)%
--------------------------------------------------------------------------------
Inception* through 7/31/98         11.46       11.53        0.21        2.49+
================================================================================
  Total                                                     0.83
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                            3

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                    Without Sales Charges(1)
                                               ---------------------------------
                                               Class A      Class B     Class L
================================================================================
Year Ended 7/31/99                              (1.79)%      (2.29)%    (2.24)%
--------------------------------------------------------------------------------
Inception* through 7/31/99                       0.57         0.09       0.14
================================================================================

                                                    Without Sales Charges(2)
                                               ---------------------------------
                                               Class A      Class B     Class L
================================================================================
Year Ended 7/31/99                              (6.18)%      (6.46)%    (4.16)%
--------------------------------------------------------------------------------
Inception* through 7/31/99                      (2.63)       (2.54)     (0.59)
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                    Without Sales Charges(1)
================================================================================
Class A (Inception* through 7/31/99)                         0.81%
--------------------------------------------------------------------------------
Class B (Inception* through 7/31/99)                         0.13
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/99)                         0.20
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

*     Inception date for Class A, B and L shares is February 27, 1998.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A, B and L Shares of the Smith Barney Total Return Bond vs. Merrill Lynch U.S. Corporate & Government 10+ Years Index+

--------------------------------------------------------------------------------

                           February 1998 -- July 1999

                               [GRAPHIC OMITTED]

+ The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 27, 1998 (inception date), assuming deduction of the maximum 4.50% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; the deduction of the maximum 4.50% for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at the net asset value through July 31, 1999. The Merrill Lynch U.S. Corporate & Government 10+ Years Index is a total return index consisting of U.S. Government agencies, Treasury securities and all investment grade corporate debt securities with maturities of ten years or more. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Industry Diversification*
--------------------------------------------------------------------------------

   [The following table was depicted as a bar graph in the printed material.]

Auto Parts                                                               10.7%
Chemicals                                                                 7.4%
Diversified Manufacturers                                                15.6%
Electronic Components                                                     6.8%
Finance Companies                                                        10.0%
Food Distributors                                                         8.3%
Insurance                                                                11.8%
Investment Bankers                                                        6.9%
Oil & Gas Production                                                     13.5%
Retail                                                                    9.0%

*     As a percentage of total corporate bonds and notes.

Investment Breakdown**
------------------------------------------------------------------------------

   [The following table was depicted as a pie graph in the printed material.]

Municipal Bonds                                                          39.7%
Asset-Backed Securities                                                   6.7%
Government Agencies and Obligation                                        9.5%
Corporate Bonds and Notes                                                41.2%
Collateralized Mortgage-Backed Securities                                 2.9%

**    As a percentage of total investments.


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                            5

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 1999
--------------------------------------------------------------------------------

         FACE
        AMOUNT      RATING(a)                         SECURITY                                 VALUE
========================================================================================================
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 9.5%
      $14,700,000     AAA        Federal Home Loan Mortgage Bank, 6.910% due 5/13/13        $ 14,069,664
        1,000,000     AAA        U.S. Treasury Bonds, 5.250% due 2/15/29                         883,010
--------------------------------------------------------------------------------------------------------
                                 TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
                                 (Cost -- $15,662,223)                                        14,952,674
========================================================================================================
ASSET-BACKED SECURITIES -- 6.7%
Finance -- 6.7%
        6,000,000     AAA        Emergent Home Equity Loan Trust, 7.080% due 12/15/28          5,914,800
        5,000,000     AAA        Residential Asset Securities Corp., 6.980% due 12/25/27       4,712,050
--------------------------------------------------------------------------------------------------------
                                 TOTAL ASSET-BACKED SECURITIES
                                 (Cost -- $11,025,111)                                        10,626,850
========================================================================================================
COLLATERALIZED MORTGAGE-BACKED SECURITIES -- 2.9%
Finance -- 2.9%
        5,000,000     AAA        Residential Accredit Loans, Inc., 6.750% due 6/25/28
                                 (Cost -- $4,899,478)                                          4,597,100
========================================================================================================
CORPORATE BONDS AND NOTES -- 41.2%
Auto Parts -- 4.4%
        4,700,000     A1*        Ford Motor Co., 8.875% due 1/15/22                            5,293,375
        1,400,000     A          General Motors Corp., 9.400% due 7/15/21                      1,652,000
--------------------------------------------------------------------------------------------------------
                                                                                               6,945,375
--------------------------------------------------------------------------------------------------------
Chemicals -- 3.0%
        5,000,000     BBB+       ARCO Chemical Co., 9.800% due 2/1/20                          4,762,500
--------------------------------------------------------------------------------------------------------
Diversified Manufacturers -- 6.4%
        6,670,000     Baa2*      FMC Corp., 7.000% due 5/15/08                                 6,178,088
                                 Philip Morris Co.:
        1,500,000     A            7.650% due 7/1/08                                           1,531,875
        2,400,000     A            7.750% due 1/15/27                                          2,409,000
--------------------------------------------------------------------------------------------------------
                                                                                              10,118,963
--------------------------------------------------------------------------------------------------------
Electronic Components -- 2.9%
        5,000,000     A+         Motorola Inc., 6.500% due 11/15/28                            4,412,500
--------------------------------------------------------------------------------------------------------
Finance Companies -- 4.1%
        6,650,000     A          Aetna Services Inc., 7.625% due 8/15/26                       6,450,500
--------------------------------------------------------------------------------------------------------
Food Distributors -- 3.4%
        5,700,000     A-         Tyson Foods, Inc., 7.000% due 5/1/18                          5,407,875
--------------------------------------------------------------------------------------------------------
Insurance -- 4.9%
        7,700,000     A-         CNA Financial Corp., 6.950% due 1/15/18                       6,968,500
          700,000     A          Hartford Financial Services Group, Inc., 7.300% due 11/1/15     670,250
--------------------------------------------------------------------------------------------------------
                                                                                               7,638,750
--------------------------------------------------------------------------------------------------------
Investment Bankers -- 2.8%
        5,000,000     AA-        Merrill Lynch & Co., Inc., 6.750% due 6/1/28                  4,468,750
--------------------------------------------------------------------------------------------------------
Oil & Gas Production -- 5.6%
        3,000,000     BBB+       Enterprise Oil PLC, 7.000% due 5/1/18                         2,741,250
        4,700,000     Aa1*       Northern Illinois Gas Co., 7.375% due 10/15/27                4,476,750
        1,700,000     A          ONEOK Inc., 6.875% due 10/1/28                                1,530,000
--------------------------------------------------------------------------------------------------------
                                                                                               8,748,000
--------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

         FACE
        AMOUNT      RATING(a)                         SECURITY                                 VALUE
========================================================================================================
Retail -- 3.7%
       $  750,000     A3*        J.C. Penney Co., Inc., 7.650% due 8/15/16                   $   734,063
        5,300,000     A2*        Sears Roebuck Acceptance Corp., 7.500% due 10/15/27           5,094,625
--------------------------------------------------------------------------------------------------------
                                                                                               5,828,688
--------------------------------------------------------------------------------------------------------
                                 TOTAL CORPORATE BONDS AND NOTES
                                 (Cost -- $71,163,014)                                        64,781,901
========================================================================================================
MUNICIPAL BONDS -- 39.7%
Arizona -- 2.9%
        4,700,000     AAA        Phoenix, AZ IDA, America West Arena, AMBAC-Insured,
                                   7.125% due 12/1/21                                          4,506,125
--------------------------------------------------------------------------------------------------------
California -- 16.3%
                                 California Housing Finance Agency Revenue:
        5,500,000     AAA          Single Family Mortgage, FHA-Insured, Series B-4 Class I,
                                     6.970% due 8/1/29                                         5,080,625
        1,000,000     AAA          Taxable Home Mortgage, MBIA-Insured, Series H, 7.250%
                                     due 8/1/22                                                  947,500
                                 California Rural Home Mortgage Finance Authority,
                                   Single-Family Mortgage Revenue, GNMA/FNMA/FHLMC-
                                   Collateralized:
          835,000     AAA            Series A, 7.000% due 6/1/22                                 779,681
        2,025,000     AAA            Series B-3, 7.000% due 6/1/21                             1,890,844
        6,200,000     AAA        Los Angeles, CA Convention and Exhibition Center
                                   Authority Lease Revenue, MBIA-Insured, Series
                                   A, 7.125% due 8/15/24                                       5,866,750
        7,980,000     AAA        Monrovia, CA Redevelopment Agency, Tax Allocation
                                   (Center Redevelopment Project), Series A,
                                    7.050% due 5/1/29                                          7,481,250
        2,040,000     Aaa*       Pinole, CA Redevelopment Agency, Tax Allocation, MBIA-
                                   Insured 6.750% due 8/1/17                                   1,881,900
        1,850,000     AAA        San Dieguito, CA Public Facilities Authority Revenue,
                                   AMBAC-Insured, Series B, 7.000% due 8/1/18                  1,752,875
--------------------------------------------------------------------------------------------------------
                                                                                              25,681,425
--------------------------------------------------------------------------------------------------------
Georgia -- 2.6%
        4,500,000     AAA        De Kalb County, GA Development Authority Revenue
                                   (Regional Office Project), 6.875% due 3/1/20               4,134,375
--------------------------------------------------------------------------------------------------------
Maryland -- 1.1%
        2,000,000     Aa2*       Montgomery County, MD Housing Opportunities,
                                   Community Single-Family Mortgage Revenue, Series C,
                                   7.000% due 7/1/30                                           1,822,500
--------------------------------------------------------------------------------------------------------
Massachusetts -- 3.9%
        6,500,000     AAA        Northeastern University, Massachusetts Revenue, MBIA-
                                   Insured, Series A, 7.040% due 10/1/28                       6,085,625
--------------------------------------------------------------------------------------------------------
New York -- 3.3%
                                 New York State Housing Finance Agency Revenue, Multi-
                                   Family Housing,
                                   SONYMA-Insured, Series A:
        1,730,000     Aa2*           6.875% due 8/15/18                                        1,608,900
        3,845,000     Aa2*           6.920% due 8/15/29                                        3,547,013
--------------------------------------------------------------------------------------------------------
                                                                                               5,155,913
--------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                            7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

         FACE
        AMOUNT      RATING(a)                         SECURITY                                 VALUE
========================================================================================================
Pennsylvania -- 1.7%
                                 York County, PA IDA, Economic Development
                                   Revenue, FGIC-Insured:
       $2,295,000     AAA            6.875% due 10/1/18                                      $ 2,131,481
          525,000     AAA            7.000% due 10/1/23                                          490,875
--------------------------------------------------------------------------------------------------------
                                                                                               2,622,356
--------------------------------------------------------------------------------------------------------
Texas -- 6.4%
        2,500,000     AAA        Dallas/Fort Worth, TX International Airport Facility,
                                   MBIA-Insured, 7.070% due 11/1/24                            2,356,250
        7,650,000     AAA        Tyler, TX, Health Facilities Development Corp.,
                                   Hospital Revenue, East Texas, FSA Insured, Series E,
                                   Remarketed 2/17/99, 7.830% due 11/1/27                      7,678,687
--------------------------------------------------------------------------------------------------------
                                                                                              10,034,937
--------------------------------------------------------------------------------------------------------
Virginia -- 1.5%
        2,735,000     AAA        Virginia State Housing Development Authority,
                                   Multi-Family Housing Revenue, MBIA-Insured, Series A,
                                   6.510% due 5/1/19                                           2,376,031
--------------------------------------------------------------------------------------------------------
                                 TOTAL MUNICIPAL BONDS
                                 (Cost -- $66,363,919)                                        62,419,287
========================================================================================================
                                 TOTAL INVESTMENTS -- 100%
                                 (Cost -- $169,113,745**)                                   $157,377,812
========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc..

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 9 and 10 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB    -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    -- Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    -- Indicates that the bond is not rated by Standard & Poor's or
         Moody's.


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                            9

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- AMBAC Indemnity Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CHFCLI  -- California Health Facility Construction Loan Insurance
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
ETM     -- Escrowed To Maturity
FAIRS   -- Floating Adjustable Interest Rate Securities
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Federal Savings Association
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
PSFG    -- Permanent School Fund Guaranty
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Security
SONYMA  -- State of New York Mortgage Agency
SYCC    -- Structured Yield Curve Certificate
TAN     -- Tax Anticipation Notes
TECP    -- Tax Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation Notes
VAN     -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWE    -- Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 1999
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $169,113,745)                           $ 157,377,812
   Interest receivable                                                        3,094,683
   Receivable for securities sold                                             2,570,938
   Receivable for Fund shares sold                                              111,842
   Receivable from manager                                                       65,226
---------------------------------------------------------------------------------------
   Total Assets                                                             163,220,501
---------------------------------------------------------------------------------------
LIABILITIES:
   Payable to bank                                                              442,045
   Dividends payable                                                            207,258
   Payable for Fund shares purchased                                            104,837
   Distribution fees payable                                                     40,095
   Accrued expenses                                                              80,808
---------------------------------------------------------------------------------------
   Total Liabilities                                                            875,043
---------------------------------------------------------------------------------------
Total Net Assets                                                          $ 162,345,458
=======================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                             $      15,217
   Capital paid in excess of par value                                      175,942,070
   Undistributed net investment income                                          197,449
   Accumulated net realized loss from investments and futures contracts      (2,073,345)
   Net unrealized depreciation of investments                               (11,735,933)
---------------------------------------------------------------------------------------
Total Net Assets                                                          $ 162,345,458
=======================================================================================
Shares Outstanding:
   Class A                                                                    4,882,480
   ------------------------------------------------------------------------------------
   Class B                                                                    8,060,756
   ------------------------------------------------------------------------------------
   Class L                                                                    2,273,412
   ------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                $10.67
   ------------------------------------------------------------------------------------
   Class B *                                                                     $10.67
   ------------------------------------------------------------------------------------
   Class L **                                                                    $10.67
   ------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.71% of net asset value per share)             $11.17
   ------------------------------------------------------------------------------------
   Class B (net asset value plus 1.01% of net asset value per share)             $10.78
=======================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                           11

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                               $  12,427,597
---------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                                   1,169,060
   Distribution fees (Note 2)                                                 1,034,865
   Shareholder and system servicing fees                                        121,345
   Registration fees                                                             92,611
   Shareholder communications                                                    77,034
   Audit and legal                                                               49,080
   Trustees' fees                                                                15,402
   Custody                                                                        6,959
   Pricing service fees                                                           5,676
   Other                                                                          9,401
---------------------------------------------------------------------------------------
   Total Expenses                                                             2,581,433
   Less: Management fee waiver (Note 2)                                        (155,458)
---------------------------------------------------------------------------------------
   Net Expenses                                                               2,425,975
---------------------------------------------------------------------------------------
Net Investment Income                                                        10,001,622
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
   Realized Loss From:
     Security transactions (excluding short-term securities)                   (371,628)
     Futures contracts                                                       (1,215,016)
---------------------------------------------------------------------------------------
   Net Realized Loss                                                         (1,586,644)
---------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of year                                                          883,575
     End of year                                                            (11,735,933)
---------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                                  (12,619,508)
---------------------------------------------------------------------------------------
Net Loss on Investments                                                     (14,206,152)
---------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                    $  (4,204,530)
=======================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                 For the Years Ended July 31,
--------------------------------------------------------------------------------

                                                                         1999            1998(a)
===================================================================================================
OPERATIONS:
   Net investment income                                            $  10,001,622    $   2,969,782
   Net realized loss                                                   (1,586,644)        (467,062)
   Increase (decrease) in net unrealized depreciation                 (12,619,508)         883,575
---------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                   (4,204,530)       3,386,295
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                              (10,075,382)      (2,772,994)
---------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders          (10,075,382)      (2,772,994)
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                    59,560,712      158,252,495
   Net asset value of shares issued for reinvestment of dividends       7,474,258        2,115,250
   Cost of shares reacquired                                          (47,266,874)      (4,123,772)
---------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                 19,768,096      156,243,973
---------------------------------------------------------------------------------------------------
Increase in Net Assets                                                  5,488,184      156,857,274

NET ASSETS:
   Beginning of year                                                  156,857,274               --
---------------------------------------------------------------------------------------------------
   End of year*                                                     $ 162,345,458    $ 156,857,274
===================================================================================================
 * Includes undistributed net investment income of:                 $     197,449    $     251,570
===================================================================================================

(a) For the period February 27, 1998 (commencement of operations) to July 31, 1998.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                           13

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Total Return Bond Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund and Smith Barney Balanced Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Management Agreement and Other Transactions

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Trust. The Fund pays SSBC a management fee calculated at an annual rate of 0.65% of the average daily net assets. This fee is calculated daily and paid monthly. As of July 31, 1999, a portion of the management fee amounting to $155,458 was waived.

On October 8, 1998, CFBDS, Inc. became the Trust's distributor. Prior to that date, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Trust's distributor. SSB, as well as certain other broker-dealers, continues to sell Trust shares to the public as a member of the selling group.

There is a contingent deferred sales charge ("CDSC") of


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 1999, CFBDS and SSB received sales charges of approximately $215,000 and $110,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to CFBDS and SSB were approximately:

                                           Class A        Class B       Class L
================================================================================
CDSCs                                      $19,000       $348,000       $17,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 1999, total Distribution Plan fees incurred were:

                                           Class A        Class B       Class L
================================================================================
Distribution Plan Fees                    $150,535       $702,597      $181,733
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the year ended July 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


================================================================================
Purchases                                                          $ 79,325,994
--------------------------------------------------------------------------------
Sales                                                                55,899,329
================================================================================

At July 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $     28,687
Gross unrealized depreciation                                       (11,764,620)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(11,735,933)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                           15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 1999, the Fund had no open futures contracts.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest in come. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 1999, the Fund had no securities on loan.

7. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high-grade debt obligations.

At July 31, 1999, the Fund had no open reverse repurchase agreements.

8. When-Issued Securities and Delayed Delivery Transactions

The Fund may purchase or sell securities offered on a when-issued or delayed-delivery basis. In such transactions, delivery of the securities occurs beyond the normal settlement period but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of the securities purchased or sold on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account with the Fund's custodian consisting of cash, U.S. government securities, debt securities of any grade or equity securities having a value equal to or greater than the Fund's purchase commitments.

At July 31, 1999, the Fund had no when-issued securities and had not entered into any delayed delivery transactions.

9. Capital Loss Carryforward

At July 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $1,372,200, available to offset future capital gains through July 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

10. Shares of Beneficial Interest

At July 31, 1999, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At July 31, 1999, total paid-in capital amounted to the following for each class:

                                    Class A          Class B           Class L
================================================================================
Total Paid-in Capital             $56,529,583      $93,083,364       $26,344,340
================================================================================

Transactions in shares of each class were as follows:

                                                  Year Ended                              Period Ended
                                                July 31, 1999                            July 31, 1998+
                                          --------------------------               --------------------------
                                          Shares              Amount               Shares              Amount
================================================================================================================
Class A
Shares sold                             1,553,323         $ 18,008,777            4,839,711         $ 55,583,555
Shares issued on reinvestment             238,783            2,703,100               70,212              812,189
Shares reacquired                      (1,649,788)         (18,589,705)            (169,761)          (1,968,679)
----------------------------------------------------------------------------------------------------------------
Net Increase                              142,318         $  2,122,172            4,740,162         $ 54,427,065
================================================================================================================
Class B
Shares sold                             2,436,732         $ 28,251,213            7,159,431         $ 82,222,890
Shares issued on reinvestment             314,514            3,558,412               87,577            1,012,757
Shares reacquired                      (1,785,496)         (20,175,965)            (152,002)          (1,757,296)
----------------------------------------------------------------------------------------------------------------
Net Increase                              965,750         $ 11,633,660            7,095,006         $ 81,478,351
================================================================================================================
Class L*
Shares sold                             1,149,639         $ 13,300,722            1,777,314         $ 20,446,050
Shares issued on reinvestment             107,281            1,212,746               25,102              290,304
Shares reacquired                        (751,724)          (8,501,204)             (34,200)            (397,797)
----------------------------------------------------------------------------------------------------------------
Net Increase                              505,196         $  6,012,264            1,768,216         $ 20,338,557
================================================================================================================

+     For the period from February 27, 1998 (inception date) to July 31, 1998.

*     On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                           17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

                                                     Class A Shares              Class B Shares           Class L Shares
                                                   -------------------        --------------------       -------------------
                                                   1999(1)     1998(2)         1999(1)     1998(2)       1999(1)     1998(2)
==============================================================================================================================
Net Asset Value, Beginning of Year                 $11.53      $11.46          $11.53      $11.46        $11.53      $11.46
------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                           0.67        0.25            0.62        0.23          0.62        0.22
  Net realized and unrealized gain (loss)           (0.85)       0.05           (0.86)       0.05         (0.86)       0.06
------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (0.18)       0.30           (0.24)       0.28         (0.24)       0.28
------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.68)      (0.23)          (0.62)      (0.21)        (0.62)      (0.21)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.68)      (0.23)          (0.62)      (0.21)        (0.62)      (0.21)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $10.67      $11.53          $10.67      $11.53        $10.67      $11.53
------------------------------------------------------------------------------------------------------------------------------
Total Return                                        (1.79)%      2.64%++        (2.29)%      2.48%++      (2.24)%      2.49%++
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $52,101     $54,674         $85,991     $81,797       $24,253     $20,386
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                        1.02%       1.00%+          1.52%       1.50%+        1.47%       1.45%+
  Net investment income                              5.88        5.39+           5.39        4.90+         5.44        4.97+
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                32%          0%             32%          0%           32%          0%
==============================================================================================================================

(1)   Per share amounts have been calculated using the average shares method.

(2)   For the period from February 27, 1998 (inception date) to July 31, 1998.

(3) The manager waived part of its fees for the year ended January 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                         Per Share Decreases                 Expense Ratios
                       in Net Investment Income           Without Fee Waivers
                       ------------------------           -------------------
                           1999          1998            1999            1998+
                           ----          ----            ----            -----
      Class A             $0.01         $0.01            1.11%            1.21%
      Class B              0.01          0.01            1.61             1.71
      Class L              0.01          0.01            1.56             1.66

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Total Return Bond Fund of Smith Barney Income Funds as of July 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and the period from February 27, 1998 (commencement of operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Total Return Bond Fund of Smith Barney Income Funds as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period from February 27, 1998 to July 31, 1998, in conformity with generally accepted accounting principles.

                                                  KPMG LLP

New York, New York
September 14, 1999


--------------------------------------------------------------------------------
Smith Barney Total Return Bond Fund                                           19

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

A total of 2.25% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 19, 1999, a special meeting of shareholders of the Trust was held for the purpose of electing Trustees of the Fund.

The results of the vote were as follows:

                                  Shares Voted             Percentage          Shares Voted            Percentage
Name of Trustees                       For                Shares Voted           Against              Shares Voted
==================================================================================================================
Lee Abraham                      543,591,987.967              97.621%         13,249,035.953              2.379%
Allan J. Bloostein               543,887,340.881              97.674          12,953,683.039              2.326
Jane F. Dasher                   544,416,099.765              97.769          12,424,924.155              2.231
Donald R. Foley                  543,336,693.437              97.575          13,504,330.483              2.425
Richard E. Hanson, Jr.           544,212,126.755              97.732          12,628,897.165              2.268
Paul Hardin                      544,290,529.761              97.746          12,550,494.159              2.254
Heath B. McLendon                544,304,571.357              97.749          12,536,452.563              2.251
Roderick C. Rasmussen            543,666,173.202              97.634          13,174,850.718              2.366
John P. Toolan                   544,353,379.596              97.757          12,487,644.324              2.243
==================================================================================================================


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

Smith Barney
Total Return Bond Fund

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager

SSBC Fund Management Inc.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9699
Providence, RI 02940-9699

This report is submitted for the general information of shareholders of Smith Barney Total Return Bond Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Total Return Bond Fund

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD01539 9/99





                              [PHOTO OMITTED]

[GRAPHIC OMITTED]             Smith Barney
                              Municipal High
                              Income Fund

                              -------------
                              ANNUAL REPORT
                              -------------

                              July 31, 1999

                              [LOGO] Smith Barney
                                     Mutual Funds

Smith Barney Municipal
High Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Smith Barney Municipal High Income Fund ("Fund") seeks maximum current income that is exempt from federal income taxes by investing primarily in intermediate- and long-term municipal bonds and municipal leases, rated A, Baa or Ba by Moody's Investors Service, Inc. or A, BBB or BB by Standard & Poor's Ratings Service.

Smith Barney Municipal High Income Fund
Average Annual Total Returns
July 31, 1999

                                                    Without Sales Charges(1)
                                                --------------------------------
                                                Class A     Class B     Class L
================================================================================
One-Year                                         2.06%       1.48%       1.42%
--------------------------------------------------------------------------------
Five-Year                                        6.30        5.77         N/A
--------------------------------------------------------------------------------
Ten-Year                                          N/A        6.31         N/A
--------------------------------------------------------------------------------
Since Inception+                                 6.35        7.67        7.64
================================================================================

                                                     With Sales Charges(2)
                                                --------------------------------
                                                Class A     Class B     Class L
================================================================================
One-Year                                        (2.04)%     (2.77)%     (0.53)%
--------------------------------------------------------------------------------
Five-Year                                        5.44        5.61         N/A
--------------------------------------------------------------------------------
Ten-Year                                          N/A        6.31         N/A
--------------------------------------------------------------------------------
Since Inception+                                 5.70        7.67        7.41
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distri butions, if any, at net asset value and does not reflect the de duc tion of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distri butions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are re deemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are November 6, 1992, September 16, 1985 and November 17, 1994.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

Our overall view is one of cautious optimism. We plan to pursue a reasonably defensive stance, but may slightly extend maturities in a portion of our assets. We are confident that we can achieve a high level of tax-exempt income, consistent with prudent investing and assessment of credits. Additionally, we intend to sell off some shorter maturity assets and, in today's attractive rate environment, take a somewhat more positive posture.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

          Class A                                STXAX
          Class B                                SXMTX
          Class L                                SMHLX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter.............................................................1

Historical Performance.........................................................3

Smith Barney Municipal High
Income Fund at a Glance........................................................5

Schedule of Investments........................................................6

Statement of Assets and Liabilities...........................................19

Statement of Operations.......................................................20

Statements of Changes in Net Assets...........................................21

Notes to Financial Statements.................................................22

Financial Highlights..........................................................25

Independent Auditors' Report..................................................28

Additional Shareholder Information............................................29

Tax Information...............................................................29

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]              [PHOTO OMITTED]

HEATH B. MCLENDON            PETER M. COFFEY

Chairman                     Vice President

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Municipal High Income Fund ("Fund") for the year ended July 31, 1999. We hope you find this report to be useful and informative.

Please note that on February 3, 1999, Peter Coffey assumed management responsibilities for the Fund. Mr. Coffey has over 30 years of investment experience and currently manages the Smith Barney Muni Funds --National Portfolio among many others.

In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance can be found in the appropriate sections that follow.

Performance Update

For the year ended July 31, 1999, the Fund's Class A shares posted a total return of 2.06% without sales charges, in comparison to its Lipper, Inc. peer group average of a negative 1.91% for the same period. (Lipper is a major fund-tracking organization.)

Market and Economic Overview

We believe that fixed income markets are returning to 'normal' in the aftermath of forced liquidations by major hedge funds and negatively impacted global markets in late 1998. The return to normalcy was evident by mid-August, with municipal securities yielding roughly 87% of similar maturity Treasuries - just slightly above average under normal market conditions. Following these forced liquidations, the long bond has exceeded the 6% mark, and municipal securities have been trading at low valuations relative to governments. As a result of last year's crisis (and ensuing credit crunch), the spread between the yields on municipal securities and Treasuries widened. The robust state of the U.S. economy contributed to the second highest municipal securities issuance volume in history in 1998. The ability of the market to absorb such volume indicates the steady demand for tax-exempt investments and reflects investor confidence.

The municipal bond market has come under considerable pressure in recent weeks. Yields on long-term municipals are up 30 - 40 basis points since the third week in July, substantially more than the increase in Treasury yields over the same period. In our opinion, this increase has occurred in spite of an inflation outlook that is well within the Federal Reserve Board's ("Fed") ability to control. The upward pressure on municipal yields appears to result largely from two factors: 1) the lack of demand for municipal bonds by the traditional institutional sectors that have supported the municipal market, and 2) additional pressures resulting from the pre-Y2K avalanche of issues in the taxable market, which has attracted institutional investors who would otherwise buy municipals.

Yields have rebounded sharply, up nearly 3/4 of 1% since the beginning of 1999. The slope of the municipal yield curve has remained extremely steep, with 20-year municipals yielding roughly 120 basis points more than 1-year paper. In the Treasury market, the difference between 1-year and 30-year bond yields is only 80 basis points.

Investment Strategy

As previously noted, the Fund seeks maximum current income that is exempt from federal income taxes* by

----------
* Please note that a portion of the income from this Fund may be subject to the Alternative Minimum Tax ("AMT").


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        1
investing primarily in intermediate- and long-term municipal bonds and municipal leases, rated A, Baa or Ba by Moody's Investors Service Inc. or A, BBB or BB by Standard & Poor's Ratings Service. (Standard & Poor's Ratings Service and Moody's Investors Service Inc. are two major credit reporting and bond-rating agencies.)

Preferred sectors in the Fund include hospitals, transportation, industrial development revenues, life care (retirement) facilities, and low-income/multi-family housing. These issues tend to represent opportunities for higher yield at good relative values.

Our overall view is one of cautious optimism. We plan to pursue a reasonably defensive stance, but may slightly extend maturities on a portion of our assets. We remain confident that we can achieve a high level of tax-exempt income, consistent with prudent investing and assessment of credits. Yields on municipal securities have risen quite substantially, and the long end of the yield curve continues to favor the asset class. The Fund tends to contain bonds priced to call shorter than maturity, so they consequently have a shorter life than most of the funds in their peer groups. We intend to sell off some shorter maturity assets and, in today's attractive rate environment, take a somewhat more positive stance.

The recent rise in interest rates has created buying opportunities. Current market conditions should provide a supportive backdrop for municipals for the remainder of 1999.

Fed actions to control a potentially overly exuberant economy have helped to stabilize markets and have proved beneficial, as we have been able to obtain higher yields on lower-rated securities.

Municipal Bond Market Outlook

Looking ahead, we believe that the U.S. economy should remain strong in the coming months with muted inflationary pressures. Recent economic conditions have created opportunities for municipal securities to catch up with Treasuries, and we continue to see good value at the long end of the market. This scenario, under present economic conditions, creates compelling opportunities in fixed income investments, specifically municipal securities.

With long-term municipal bond yields in the 5 3/4% range and inflation under control, "real," inflation-adjusted yields on longer intermediate and long-term municipals are quite attractive. Following the Fed's August 24 quarter point short-term interest rate increase, we do not anticipate further policy change for the remainder of 1999 amid optimism that the Fed has acted sufficiently to curb inflationary pressures. The rate increase was justified in a statement released by the Fed, citing very tight labor markets, normally functioning financial markets and firmer foreign economies. The intended effect of the rate increase is to slow the economy just a bit to relieve inflationary pressures from tight labor markets. Higher interest rates should, over time, raise the costs of spending and investing for both consumers and businesses, forcing them to cut back and alleviate the strain on the labor market.

As quality spreads narrow and pricing in the Fed rate increase, we expect continued strong economic growth, benign inflation and tight labor markets. While we believe municipal securities have good value relative to inflation, we expect some upward pressure until markets stabilize with regard to inflation and vigilant Fed actions.

In closing, we thank you for your investment in the Smith Barney Municipal High Income Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon              /s/ Peter M. Coffey

Heath B. McLendon                  Peter M. Coffey
Chairman                           Vice President

September 10, 1999


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                              Net Asset Value
                                         -------------------------
                                         Beginning           End            Income        Capital Gain        Return       Total
Year Ended                                of Year          of Year         Dividends      Distributions     of Capital   Returns(1)
====================================================================================================================================
7/31/99                                   $17.96           $16.98           $0.92            $0.43             $0.00        2.06%
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                                    18.07            17.96            0.98             0.27              0.00        6.54
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                    17.31            18.07            0.98             0.00              0.00       10.40
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                    17.25            17.31            1.00             0.00              0.00        6.28
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                                    17.26            17.25            1.00             0.02              0.04        6.42
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                                    18.24            17.26            1.06             0.13              0.00        1.14
------------------------------------------------------------------------------------------------------------------------------------
Inception*- 7/31/93                        17.45            18.24            0.83             0.16              0.00       10.24+
====================================================================================================================================
  Total                                                                     $6.77            $1.01             $0.04
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                              Net Asset Value
                                         -------------------------
                                         Beginning           End            Income        Capital Gain        Return       Total
Year Ended                                of Year          of Year         Dividends      Distributions     of Capital   Returns(1)
====================================================================================================================================
7/31/99                                   $17.98           $16.99           $0.83            $0.43             $0.00        1.48%
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                                    18.09            17.98            0.89             0.27              0.00        6.01
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                    17.32            18.09            0.89             0.00              0.00        9.89
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                    17.26            17.32            0.92             0.00              0.00        5.74
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                                    17.26            17.26            0.91             0.02              0.04        5.91
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                                    18.24            17.26            0.96             0.13              0.00        0.60
------------------------------------------------------------------------------------------------------------------------------------
7/31/93                                    18.00            18.24            1.02             0.17              0.00        8.28
------------------------------------------------------------------------------------------------------------------------------------
7/31/92                                    16.97            18.00            1.04             0.14              0.00       13.50
------------------------------------------------------------------------------------------------------------------------------------
7/31/91                                    16.98            16.97            1.10             0.11              0.00        7.40
------------------------------------------------------------------------------------------------------------------------------------
7/31/90                                    17.31            16.98            1.12             0.03              0.00        4.95
====================================================================================================================================
  Total                                                                     $9.68            $1.30             $0.04
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                              Net Asset Value
                                         -------------------------
                                         Beginning           End            Income        Capital Gain        Return       Total
Year Ended                                of Year          of Year         Dividends      Distributions     of Capital   Returns(1)
====================================================================================================================================
7/31/99                                   $17.95           $16.96           $0.82            $0.43             $0.00        1.42%
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                                    18.07            17.95            0.88             0.27              0.00        5.91
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                    17.31            18.07            0.89             0.00              0.00        9.79
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                    17.25            17.31            0.91             0.00              0.00        5.69
------------------------------------------------------------------------------------------------------------------------------------
Inception*- 7/31/95                        15.83            17.25            0.62             0.02              0.04       13.45+
====================================================================================================================================
  Total                                                                     $4.12            $0.72             $0.04
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        3

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                   Without Sales Charges(1)
                                              ----------------------------------
                                              Class A      Class B      Class L
================================================================================
Year Ended 7/31/99                              2.06%        1.48%        1.42%
--------------------------------------------------------------------------------
Five Years Ended 7/31/99                        6.30         5.77          N/A
--------------------------------------------------------------------------------
Ten Years Ended 7/31/99                          N/A         6.31          N/A
--------------------------------------------------------------------------------
Inception* through 7/31/99                      6.35         7.67         7.64
================================================================================

                                                    With Sales Charges(2)
                                              ----------------------------------
                                              Class A      Class B      Class L
================================================================================
Year Ended 7/31/99                             (2.04)%      (2.77)%      (0.53)%
--------------------------------------------------------------------------------
Five Years Ended 7/31/99                        5.44         5.61          N/A
--------------------------------------------------------------------------------
Ten Years Ended 7/31/99                          N/A         6.31          N/A
--------------------------------------------------------------------------------
Inception* through 7/31/99                      5.70         7.67         7.41
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                   Without Sales Charges(1)
================================================================================
Class A (Inception* through 7/31/99)                        51.34%
--------------------------------------------------------------------------------
Class B (7/31/89 through 7/31/99)                           84.46
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/99)                        41.37
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00% respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B and L shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Smith Barney Municipal High Income Fund vs. Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------
                             July 1989 -- July 1999

                              [LINE GRAPH OMITTED]

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1989, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1999. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of bonds which are all investment grade, fixed rate, long-term maturities (greater than one year) and are selected from issues larger than $50 million dated since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Industry Diversification*
--------------------------------------------------------------------------------

             [THE FOLLOWING INFORMATION WAS DEPICTED AS A BAR CHART
                           IN THE PRINTED MATERIALS.]

 2.9%             Education
 3.9%             General Obligation
16.1%             Hospital
10.8%             Housing
10.1%             Industrial Development
 7.3%             Life Care Systems
 9.1%             Pollution Control
14.6%             Transportation
 8.6%             Utility
 3.1%             Water & Sewer
13.5%             Other

--------------------------------------------------------------------------------
Summary of Investments by Combined Ratings*
--------------------------------------------------------------------------------

                         Standard                  Percentage
      Moody's            & Poor's             of Total Investments
--------------------------------------------------------------------------------

        Aaa                 AAA                        22.5%

        Aa                  AA                          3.9

         A                   A                         12.0

        Baa                 BBB                        23.5

        Ba                  BB                          8.8

         B                   B                          1.5

        Caa                 CCC                         0.2

        Ca                  CC                          0.3

        NR                  NR                         27.3
                                                   --------

                                                      100.0%
                                                   ========

* As a percentage of total investments.

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        5

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                           SECURITY                                             VALUE
=================================================================================================================
MUNICIPAL BONDS AND NOTES -- 100%
Alabama -- 1.7%
$ 4,000,000       Baa3*    Alabama IDA, (Boise Cascade Project), 6.450% due 12/1/23(b)(c)             $ 4,140,000
  1,000,000       Baa1*    Courtland, AL Solid Waste Dispense Revenue, 6.000% due 8/1/29                  991,740
  3,000,000       AAA      Huntsville, AL Health Care Facilities Authority, Series A,
                             MBIA-Insured, 6.375% due 6/1/12                                            3,195,000
  2,500,000       AAA      Morgan County-Decatur, AL Healthcare Authority,
                             Hospital Revenue, Decatur General Hospital,
                             CONNIE LEE-Insured, 6.250% due 3/1/13                                      2,681,250
-----------------------------------------------------------------------------------------------------------------
                                                                                                       11,007,990
-----------------------------------------------------------------------------------------------------------------
Arizona -- 3.1%
  1,000,000       Aa*      Arizona Educational Loan Marketing Corp.,
                             Sr. Series, 6.375% due 9/1/05(b)                                           1,045,000
  2,500,000       NR       Flagstaff, AZ IDA, (Living Community Northern Community Project),
                             6.300% due 9/1/38                                                          2,496,875
  2,000,000       NR       Gilbert, AZ Development Authority Non-Profit Revenue,
                             5.850% due 2/1/19                                                          1,927,500
  5,325,000       Aa3*     Maricopa County, AZ IDA, Family Housing Revenue, 6.500% due 7/1/29           5,304,951
  5,000,000       BB+      Maricopa County, AZ PCR, Public Service Co.,
                             Palo Verde, Series A, 6.375% due 8/15/23                                   5,206,250
    274,000       NR       Peoria, AZ IDA, Sierra Winds Life Care Inc., 8.500% due 11/1/17                274,000
  4,000,000       B        Pima County, AZ IDA, Tuscon Electric Power Co.,
                             Series A, 6.100% due 9/1/25(b)                                             3,925,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                       20,179,576
-----------------------------------------------------------------------------------------------------------------
Arkansas -- 0.1%
    780,000       AAA      Arkansas State Development Authority, Single-Family
                             Mortgage Revenue, Series A, GNMA/FNMA-Collateralized,
                             6.200% due 7/1/15                                                            807,300
-----------------------------------------------------------------------------------------------------------------
California -- 2.6%
  3,940,000       A-       Burbank, CA Redevelopment Agency, Series A, (Golden
                             State Redevelopment Project), 6.250% due 12/1/24                           4,127,150
  2,500,000       AAA      California Statewide Community Development Authority Revenue,
                             COP, Sutter Health, AMBAC-Insured, 6.125% due 8/15/22                      2,637,500
  5,500,000       BBB      Long Beach, CA (Aquarium of the Pacific Project),
                             Series A, 6.125% due 7/1/15                                                5,610,000
  4,000,000       A-       Los Angeles, CA Regional Airports Improvement, Corporate Lease
                             Revenue, LA International Airport, 6.800% due 1/1/27(b)                    4,195,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                       16,569,650
-----------------------------------------------------------------------------------------------------------------
Colorado -- 2.2%
                           Colorado Health Facilities Authority Revenue:
  1,100,000       NR         Health and Residential Care Facilities, 6.000% due 7/1/29(b)               1,047,750
                             National Jewish Medical Research Center:
  1,500,000       BBB          5.375 % due 1/1/16                                                       1,438,215
  2,500,000       NR           Volunteers, Series A, 5.875% due 7/1/28                                  2,403,125
  4,750,000       BBB+     Colorado Springs, CO Airport Revenue, Series A, 7.000% due 1/1/22(b)         5,058,750

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                           SECURITY                                             VALUE
=================================================================================================================
Colorado -- 2.2% (continued)
                           Denver, CO City and County Airport Revenue:
$   205,000       BBB+       Series A, 7.500% due 11/15/23(b)                                         $   228,831
  1,715,000       BBB+       Series C, 6.750% due 11/15/22(b)                                           1,824,331
  2,250,000       AAA      Jefferson County, CO COP, MBIA-Insured, 6.650% due 12/1/08                   2,427,187
-----------------------------------------------------------------------------------------------------------------
                                                                                                       14,428,189
-----------------------------------------------------------------------------------------------------------------
Connecticut -- 1.5%
  2,000,000       AAA      Connecticut State Airport Revenue, Bradley International
                             Airport, FGIC-Insured, 7.650% due 10/1/12                                  2,270,000
  4,125,000       Ba1*     Connecticut State Development Pollution Control Revenue,
                             Connecticut Light and Power, Series A, 5.850% due 9/1/28                   4,068,281
                           Connecticut State Health and Educational Facilities,
                             University of Hartford, Series D:
  1,655,000       BBB-         6.750% due 7/1/12                                                        1,710,856
  1,450,000       BBB-         6.800% due 7/1/22                                                        1,504,375
-----------------------------------------------------------------------------------------------------------------
                                                                                                        9,553,512
-----------------------------------------------------------------------------------------------------------------
District of Columbia -- 1.1%
  6,500,000       BBB-     District of Columbia COP, 7.300% due 1/1/13                                  7,117,500
-----------------------------------------------------------------------------------------------------------------
Florida -- 2.3%
  4,250,000       NR       Hillsborough County, FL Development Authority Revenue, Series A,
                             6.700% due 7/1/21                                                          4,239,375
  2,800,000       A3*      Hillsborough County, FL Utility Revenue, Series A, 7.000% due 8/1/14         2,957,500
  3,440,000       AAA      Jacksonville, FL Health Facilities Revenue, University Medical Center,
                             CONNIE LEE-Insured, 6.600% due 2/1/21                                      3,655,000
  2,000,000       A+       Jacksonville, FL Sewer & Solid Waste Disposal Facilities Revenue,
                             (Anheuser-Busch Project), 5.875% due 2/1/36(b)                             2,062,500
  1,900,000       AAA      Tampa, FL Utility Tax and Special Revenue,
                             AMBAC-Insured, 6.900% due 10/1/09                                          2,028,250
-----------------------------------------------------------------------------------------------------------------
                                                                                                       14,942,625
-----------------------------------------------------------------------------------------------------------------
Georgia -- 6.0%
  4,000,000       A        Atlanta, GA Airport Facilities Revenue, 7.250% due 1/1/17(b)                 4,210,000
  5,595,000       NR       Atlanta, GA Urban Residential, 6.750% due 3/1/31                             5,622,975
  2,300,000       Baa1*    Clayton County, GA Housing Authority, 7.500% due 12/1/30                     2,297,125
  1,500,000       NR       Columbus, GA Housing Authority Revenue, 7.000% due 11/15/29                  1,511,250
  4,840,000       NR       Coweta County, GA Development Authority Revenue, 6.750% due 7/1/29           4,737,150
  2,500,000       NR       Fulton County, GA Residential Care Facilities, 7.000% due 7/1/29             2,496,875
  4,750,000       AAA      George L. Smith, GA World Congress Center Authority Revenue,
                             (Domed Stadium Project), 7.875% due 7/1/20(b)                              5,019,372
  7,000,000       AAA      Georgia Municipal Electric Authority Power Revenue,
                             Series EE, AMBAC-Insured, 6.400% due 1/1/23                                7,533,750
  5,000,000       AAA      Medical Center Hospital Authority, GA Columbus Healthcare,
                             Series C, MBIA-Insured, 6.400% due 8/1/06                                  5,331,250
-----------------------------------------------------------------------------------------------------------------
                                                                                                       38,759,747
-----------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                           SECURITY                                             VALUE
=================================================================================================================
Hawaii -- 0.3%
$ 2,000,000       A        Hawaii State Department of Budget and Finance,
                             Special Purpose Mortgage Revenue,
                             Kapiolani Healthcare Systems, 6.400% due 7/1/13                          $ 2,112,500
-----------------------------------------------------------------------------------------------------------------
Illinois -- 3.7%
 20,000,000       AAA      Chicago, IL Board of Education, Capital Appreciation, School Reform,
                             Series B-1, FGIC-Insured, zero coupon due 12/1/29                          3,600,000
  1,510,000       AA       Chicago, IL HDC, Section 8, Series A, FHA-Insured, 6.700% due 7/1/12         1,587,387
  2,000,000       B+       East Chicago, IL Industrial Exempt Facilities Revenue, (Ispat Inland
                             Income Project No. 16), 7.000% due 1/1/14                                  1,965,000
  3,000,000       BB       East Chicago, IL Industrial PCR, Inland Steel Co.,
                             (Project 10), 6.800% due 6/1/13                                            3,015,000
  8,300,000       A-       Illinois Development Facility Authority Revenue, 5.500% due 11/15/29         7,625,625
  2,000,000       A-       Illinois Health Facilities Authority Revenue, Victory
                             Health Services, Series A, 5.750% due 8/15/27                              1,922,500
  1,500,000       A+       Illinois Housing and Development Authority, Multi-Family
                             Housing, Series A, 6.125% due 7/1/25                                       1,541,250
  2,750,000       AAA      Illinois State Toll Highway Authority, Series A,
                             FGIC-Insured, 6.200% due 1/1/16                                            2,956,250
-----------------------------------------------------------------------------------------------------------------
                                                                                                       24,213,012
-----------------------------------------------------------------------------------------------------------------
Indiana -- 2.7%
  5,000,000       Baa2*    Indiana State Development Finance Authority Environmental Revenue,
                             (USX Corp. Project), 5.600% due 12/1/32                                    4,706,250
  3,000,000       B+       Indiana State Development Finance Authority Revenue,
                             (Inland Steel Project), 5.750% due 10/1/11                                 2,782,500
                           Indianapolis, IN Airport Authority Revenue, Special Facility:
  5,245,000       BBB        Federal Express Corporate Project, 7.100% due 1/15/17(b)                   5,762,944
  3,970,000       Baa2*      United Airlines Project, Series A, 6.500% due 11/15/31(b)                  4,153,612
-----------------------------------------------------------------------------------------------------------------
                                                                                                       17,405,306
-----------------------------------------------------------------------------------------------------------------
Kentucky -- 2.1%
  4,250,000       BBB-     Kenton County, KY Airport Board Revenue,
                             Delta Airlines, Project A, 7.500% due 2/1/20(b)                            4,552,812
  1,500,000       BB+      Kentucky Economic Development Finance Authority,
                             Hospital Systems Revenue, Appalachian Regional
                             Healthcare, 5.875% due 10/1/22                                             1,421,250
    590,000       NR       Kentucky Multi-County Residential Mortgage, 10.500% due 10/1/00                592,950
  4,000,000       A        Pendleton County, KY Multi-County Lease Revenue,
                             Series A, 6.500% due 3/1/19                                                4,245,000
  2,605,000       Aa2*     Trimble County, KY PCR, Series B, 6.550% due 11/1/20(b)                      2,793,862
-----------------------------------------------------------------------------------------------------------------
                                                                                                       13,605,874
-----------------------------------------------------------------------------------------------------------------
Louisiana -- 2.3%
  5,000,000       NR       Hodge, LA Utility Revenue, 9.000% due 3/1/10(b)                              5,190,200
  2,600,000       A3*      Lake Charles, LA Harbor and Terminal District, (Trunkline
                             Liquid Natural Gas Co. Project), 7.750% due 8/15/22                        2,889,250
  2,000,000       CC       Port of New Orleans, LA  IDR, (Continential Grain Co. Project),
                             7.500% due 7/1/13                                                          1,995,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                           SECURITY                                             VALUE
=================================================================================================================
Louisiana -- 2.3% (continued)
$ 1,210,000       AAA      State Tammany Parish, LA Hospital Revenue, District 2,
                             CONNIE LEE-Insured, 6.250% due 10/1/14                                   $ 1,296,212
  3,000,000       BB+      West Feliciana Parish, LA PCR, Gulf State Utilities,
                             7.700% due 12/1/14                                                         3,240,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                       14,610,662
-----------------------------------------------------------------------------------------------------------------
Maryland -- 2.5%
  3,000,000       NR       Baltimore County, MD Mortgage Revenue, Series A,
                             Dunfield Townhouses, FHA-Insured, 6.900% due 8/1/28                        3,191,250
                           Maryland State Community Development Administration,
                             Department of Housing & Community Development:
  1,280,000       Aa3*         Multi-Family Housing, Insured Mortgage, Series A,
                                 FHA-Insured, 6.625% due 5/15/23                                        1,363,200
  1,000,000       Aa2*         Single-Family Program, Fourth Series, 6.450% due 4/1/14                  1,053,750
  2,830,000       Baa3*    Maryland State Economic Development Student Housing
                             Revenue, Series A, 6.000% due 6/1/30                                       2,748,637
                           Northeast Maryland Waste Disposal Authority, Recovery Revenue,
                             MBIA-Insured, Southwest Resource Recovery:
  3,000,000       AAA          7.200% due 1/1/06                                                        3,352,500
  3,000,000       AAA          7.200% due 1/1/07                                                        3,345,000
  2,500,000       Caa3*    Prince Georges County, MD Greater Southeast Healthcare
                             System, 6.375% due 1/1/23(d)                                               1,375,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                       16,429,337
-----------------------------------------------------------------------------------------------------------------
Massachusetts -- 5.6%
                           Massachusetts State Health and Educational Facilities
                             Authority Revenue:
  3,500,000       AAA          New England Medical Center Hospitals, Series F,
                                 FGIC-Insured, 6.625% due 7/1/25                                        3,753,750
  3,370,000       Ba2*         Saint Memorial Medical Center, Series A, 6.000% due 10/1/23              3,264,687
                           Massachusetts State HFA, Housing Projects,
                             Residential Development, FNMA-Collateralized:
  2,445,000       A+           Series A, 6.375% due 4/1/21                                              2,576,419
  2,000,000       AAA          Series C, 6.875% due 11/15/11                                            2,145,000
  3,000,000       AAA          Series D, 6.800% due 11/15/12                                            3,195,000
  2,490,000       Aa3*     Massachusetts State Housing Finance Agency,
                             Single-Family, Series 41, 6.300% due 12/1/14                               2,602,050
                           Massachusetts State IFA, Resource Recovery Revenue,
                             (Semass Project):
  2,345,000       BBB-         Bradford College, GO of Institution Insured, 5.625% due 11/1/28          2,198,437
  2,700,000       NR           Series A, 9.000% due 7/1/15                                              2,966,625
  4,260,000       NR           Series B, 9.250% due 7/1/15(b)                                           4,691,325
 32,000,000       Aaa*     Massachusetts State Turnpike Authority, Metropolitan Highway System
                             Revenue, Series C, MBIA-Insured, zero coupon due 1/1/23                    8,800,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                       36,193,293
-----------------------------------------------------------------------------------------------------------------
Michigan -- 3.9%
  6,000,000       BB-      Detroit, MI Local Development Finance Authority, Tax Increment,
                             Series A, 5.500% due 5/1/21                                                5,722,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                           SECURITY                                             VALUE
=================================================================================================================
Michigan -- 3.9% (continued)
$ 1,500,000       AAA      Detroit, MI Water Supply System Revenue, 10.000% due 7/1/22(e)             $ 1,685,625
                           Michigan State Hospital Finance Authority Revenue:
  2,500,000       AAA        10.000% due 2/15/22(e)                                                     2,762,500
  3,000,000       BBB        Detroit Medical Center, Series A, 5.250% due 8/15/28                       2,591,250
  3,500,000       Ba3*     Michigan State Strategic Fund Limited Obligation Revenue,
                             Michigan Sugar Co., Series A, 6.250% due 11/1/15                           3,495,625
  5,000,000       NR       Michigan State Strategic Fund Reserve Recovery Limited Obligation
                             Revenue, Central Wayne Energy, 7.000% due 7/1/27                           4,925,000
  3,750,000       AAA      Western Townships, MI Utilities Authority, Sewer Disposal
                             Systems, FSA-Insured, 6.750% due 1/1/15                                    3,937,500
-----------------------------------------------------------------------------------------------------------------
                                                                                                       25,120,000
-----------------------------------------------------------------------------------------------------------------
Minnesota -- 0.9%
                           St. Paul, MN Housing and Redevelopment Authority,
                             (Healtheast Project), Series A:
  2,250,000       BBB          5.700% due 11/1/15                                                       2,123,437
  3,900,000       BBB          6.625% due 11/1/17                                                       3,968,250
-----------------------------------------------------------------------------------------------------------------
                                                                                                        6,091,687
-----------------------------------------------------------------------------------------------------------------
Mississippi -- 0.7%
  2,250,000       AAA      Gulfport, MS Hospital Facilities Revenue, Memorial Hospital
                             Gulfport, Series A, MBIA-Insured, 6.200% due 7/1/18                        2,401,875
  1,750,000       Aaa*     Mississippi Home Corp., Single-Family Mortgage Revenue,
                             GNMA-Collateralized, 6.550% due 4/1/21(b)                                  1,817,812
-----------------------------------------------------------------------------------------------------------------
                                                                                                        4,219,687
-----------------------------------------------------------------------------------------------------------------
Montana -- 2.1%
  7,000,000       BBB-     Lewis & Clark County, MT Environmental Revenue Facilities,
                             (Asarco Inc. Project), 5.850% due 10/1/33                                  6,685,000
  6,500,000       NR       Montana State Board Resource Recovery, (Yellowstone
                             Energy LP Project), 7.000% due 12/31/19(b)                                 6,548,750
-----------------------------------------------------------------------------------------------------------------
                                                                                                       13,233,750
-----------------------------------------------------------------------------------------------------------------
Nebraska -- 0.2%
  1,490,000       AAA      Nebraska Investment Finance Authority, Single-Family
                             Housing Revenue, Series C, GNMA/FNMA-Collateralized,
                             Remarketed 5/1/97, 6.300% due 9/1/28(b)                                    1,532,837
-----------------------------------------------------------------------------------------------------------------
Nevada -- 1.1%
                           Henderson, NV Health Care Facilities Revenue,
                             Catholic Healthcare West:
  4,000,000       BBB+         5.250% due 7/1/18                                                        3,545,000
  4,500,000       BBB+         5.125% due 7/1/28                                                        3,757,500
-----------------------------------------------------------------------------------------------------------------
                                                                                                        7,302,500
-----------------------------------------------------------------------------------------------------------------
New Hampshire -- 1.0%
  1,250,000       BB-      New Hampshire Higher Educational and Health Facilities Authority
                             Revenue, Littleton Hospital, Series A, 6.000% due 5/1/28                   1,235,937
  5,000,000       BBB-     New Hampshire State Business Finance
                             Authority, PCR, 6.000% due 5/1/21(b)                                       4,956,250
-----------------------------------------------------------------------------------------------------------------
                                                                                                        6,192,187
-----------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                           SECURITY                                             VALUE
=================================================================================================================
New Jersey -- 3.9%
$   775,000       B1       Atlantic County, NJ Utilities Authority, Solid Waste Revenue,
                             7.125% due 3/1/16                                                        $   780,812
  5,000,000       NR       Camden County, NJ Improvement Authority Revenue,
                             (Health Care Redevelopment Project), Cooper Health,
                             6.000% due 2/15/27                                                         3,975,000
  2,500,000       AAA      Hoboken, Union City, Weehawken, NJ Sewer Authority
                             Revenue, MBIA-Insured, 6.200% due 8/1/19                                   2,659,375
                           Hudson County, NJ Improvement Authority, Solid Waste Revenue:
    885,000       AAA        7.100% due 1/1/20                                                            972,394
  4,000,000       BBB-       6.000% due 1/1/29                                                          4,020,000
                           New Jersey EDA:
  1,000,000       NR         Keswick Pines, 5.750% due 1/1/24                                             962,500
  2,000,000       NR         Raritan Bay Medical Center, 7.250% due 7/1/27                              2,015,000
  2,500,000       AAA        RWJ Health Care Corp., FSA-Insured, 6.500% due 7/1/24                      2,715,625
  4,000,000       NR         Sayreville Living, Series A, 6.375% due 4/1/29                             3,835,000
  3,000,000       AAA      New Jersey State Housing & Mortgage Finance Agency,
                             Multi-Family Housing Revenue, Presidential Plaza,
                             FHA-Insured, 7.000% due 5/1/30                                             3,202,500
-----------------------------------------------------------------------------------------------------------------
                                                                                                       25,138,206
-----------------------------------------------------------------------------------------------------------------
New Mexico -- 0.0%
     39,480       Aaa*     Santa Fe, NM Single-Family Mortgage Revenue, 8.450% due 12/1/11                 41,701
-----------------------------------------------------------------------------------------------------------------
New York -- 6.8%
  1,500,000       NR       Erie County, NY IDA, Civic Facilities Revenue, (Depaul
                             Properties Inc. Project), Series A, 5.750% due 9/1/28                      1,417,500
  1,595,000       NR       Monroe County, NY IDR, Depaul Community
                             Facilities A, 5.875% due 2/1/28                                            1,547,150
                           New York, NY GO Bonds:
    195,000       A-         Pre-Refunded, Series A-1, 6.500% due 8/1/19                                  216,694
  4,500,000       A-         Series A, 6.250% due 8/1/17                                                4,770,000
    100,000       AAA        Series A-7, 3.900% due 7/1/23(e)                                             100,000
  5,000,000       A-         Series C, 6.660% due 8/1/09                                                5,193,750
  2,750,000       A-         Series H, 6.125% due 8/1/25                                                2,897,812
  1,975,000       A-         Unrefunded Balance, Series A-1, 6.500% due 8/1/19                          2,133,000
  4,045,000       A-         Unrefunded Balance, Series F, 6.125% due 2/1/25                            4,232,081
  3,000,000       NR       New York, NY IDA, City Development Agency Civic Facility Revenue,
                             6.750% due 6/1/20                                                          3,003,750
  2,850,000       NR       New York, NY IDA, Community Hospital Brooklyn, 6.875% due 11/1/10            2,860,688
  3,085,000       BBB+     New York State COP, (Hanson Redevelopment Project),
                             8.375% due 5/1/08                                                          3,574,744
  1,500,000       AA       New York State Dormitory Authority Revenue,
                             Wesley Garden Nursing Home, FHA-Insured, 6.125% due 8/1/35                 1,550,625
                           New York State Electric Facilities Revenue:
    785,000       A-         Pre-Refunded, Series A, 7.150% due 6/1/20                                    855,650
    845,000       Aaa*       Pre-Refunded, Series A, 7.150% due 12/1/20                                   921,050
  2,215,000       A-         Unrefunded Balance, Series A, 7.150% due 6/1/20                            2,406,044
    305,000       Aaa*       Unrefunded Balance, Series A, 7.150% due 12/1/20                             331,306

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                           SECURITY                                             VALUE
=================================================================================================================
New York -- 6.8% (continued)
                           New York State Medical Care Facilities Finance Agency Revenue:
$ 2,895,000       AAA        Series C, Long-Term Health Care, FSA-Insured, 6.400% due 11/1/14         $ 3,086,794
    715,000       A-         Series F, Mental Improvement, 6.500% due 2/15/19                             757,006
  2,000,000       NR       Onondaga County, NY IDA, Solid Waste Disposal Facilities Revenue,
                             (Solvay Paperboard LLC Project), 7.000% due 11/1/30                        2,037,500
-----------------------------------------------------------------------------------------------------------------
                                                                                                       43,893,144
-----------------------------------------------------------------------------------------------------------------
North Carolina -- 3.0%
  8,250,000       NR       Charlotte, NC SPL Facilities Revenue, Charlotte/Douglas
                             International Airport, 5.600% due 7/1/27                                   7,899,375
  8,700,000       BBB      North Carolina Eastern Municipal Power Agency, Power
                             System Revenue, Series B, 7.000% due 1/1/08                                9,472,125
  2,055,000       NR       North Carolina Medical Care Community Hospital Revenue,
                             6.125% due 1/1/28                                                          2,029,313
-----------------------------------------------------------------------------------------------------------------
                                                                                                       19,400,813
-----------------------------------------------------------------------------------------------------------------
North Dakota -- 0.5%
  3,000,000       AAA      Mercer County, ND PCR, Basin Electric Power,
                             Second Series, AMBAC-Insured, 6.050% due 1/1/19                            3,168,750
-----------------------------------------------------------------------------------------------------------------
Ohio -- 2.8%
  4,000,000       NR       Cleveland, OH Airport Special Revenue, Continental Airlines Inc.,
                             9.000% due 12/1/19(b)                                                      4,147,040
  5,000,000       BB+      Ohio State Air Quality Development Authority,
                             Pollution Control-Toledo Edison, 6.875% due 7/1/23(b)                      5,243,750
                           Ohio State Water Development Authority Revenue, Series A:
  3,000,000       NR         Bayshore Power Project, 5.875% due 9/1/20                                  2,992,500
  3,475,000       BB+        Cleveland Electric, 8.000% due 10/1/23(b)                                  3,905,031
  1,500,000       BB+        Toledo Edison, 8.000% due 10/1/23(b)                                       1,685,625
-----------------------------------------------------------------------------------------------------------------
                                                                                                       17,973,946
-----------------------------------------------------------------------------------------------------------------
Oklahoma -- 1.0%
  3,210,000       AAA      Oklahoma HFA, Single-Family Mortgage, Series B,
                             GNMA-Collateralized, 7.997% due 8/1/18(b)                                  3,583,162
  2,400,000       Baa1*    Tulsa, OK Municipal Airport Revenue, American Airlines,
                             7.350% due 12/1/11                                                         2,604,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                        6,187,162
-----------------------------------------------------------------------------------------------------------------
Oregon -- 0.8%
  5,000,000       NR       Klamath Falls, OR Electric Revenue, 6.000% due 1/1/25                        4,881,250
-----------------------------------------------------------------------------------------------------------------
Pennsylvania -- 14.7%
  4,000,000       AAA      Allegheny County, PA Airport Revenue, Greater Pittsburgh International
                             Airport, Series B, FSA-Insured, 6.625% due 1/1/22(b)                       4,245,000
  2,500,000       Baa2*    Allegheny County, PA, Series A, 6.700% due 12/1/20                           2,671,875
  4,500,000       BBB      Allentown, PA Hospital Authority Revenue, Sacred Heart
                             Hospital of Allentown, Series B, 6.750% due 11/15/15                       4,815,000
  2,200,000       NR       Bucks County, PA Management Healthcare Facility-Chandler,
                             6.300% due 5/1/29                                                          2,103,750
  2,000,000       NR       Chartiers Valley, PA, Health Center Development Authority Revenue,
                             6.375% due 12/1/24                                                         1,965,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                           SECURITY                                             VALUE
=================================================================================================================
Pennsylvania -- 14.7% (continued)
                           Dauphin County, PA General Authority:
$ 3,100,000       NR         Hotel and Conference Center - Hyatt Regency, 6.200% due 1/1/29           $ 3,049,625
  6,000,000       NR         Riverfront Office, 6.000% due 1/1/25                                       5,865,000
  2,000,000       BB-      Delaware County, PA IDA, Resource Recovery Facilities,
                             Series A, 6.200% due 7/1/19                                                2,017,500
  3,500,000       NR       Harrisburg, PA Authority Office, 6.000% due 5/1/19                           3,443,125
  7,500,000       AAA      Lehigh County, PA IDA, PCR, MBIA-Insured, 6.400% due 9/1/29                  8,137,500
                           Luzerne County, PA IDA, Pennsylvania Gas and Water Co., Series A:
  2,500,000       AAA        7.200% due 10/1/17(b)                                                      2,693,750
  2,250,000       A-         6.050% due 1/1/19                                                          2,300,625
                           Montgomery County, PA Higher Education & Health Authority Revenue:
  8,840,000       NR         6.625% due 7/1/19                                                          8,784,750
  5,000,000       NR         6.750% due 7/1/29                                                          4,962,500
  1,500,000       A-       Montgomery County, PA IDA, Retirement Community Revenue,
                             5.250% due 11/15/28                                                        1,350,000
  6,750,000       NR       Montgomery County, PA Redevelopment Authority,
                             Multi-Family Housing, Series A, 6.500% due 7/1/25                          7,079,062
  2,560,000       NR       New Morgan, PA Authority Office Revenue, Series A, 6.500% due 6/1/25         2,518,400
  5,000,000       NR       Pennsylvania Economic Development, Exempt Facilities Revenue,
                             6.250% due 11/1/27                                                         4,993,750
  6,000,000       NR       Pennsylvania Economic Development, Fingauth Exempt Facilities
                             Revenue, National Gypsum Co., Series B, 6.125% due 11/1/27                 5,970,000
                           Pennsylvania EDA:
  4,500,000       BBB-       Resource Recovery Revenue, (Colver Project),
                               Series D, 7.125% due 12/1/15                                             4,944,375
  4,000,000       BBB        WasteWater Treatment Revenue, Sun Co. Inc.,
                               (RTM Project), Series A, 7.600% due 12/1/24(b)                           4,460,000
  5,000,000       AAA      Pennsylvania State Higher Education, Student Loan Revenue,
                               Series D, AMBAC-Insured, 6.050% due 1/1/19(b)                            5,318,750
    970,000       BBB      Philadelphia, PA Municipal Authority Gas Works Lease Revenue,
                               Series B, 6.400% due 11/15/16                                            1,003,950
-----------------------------------------------------------------------------------------------------------------
                                                                                                       94,693,287
-----------------------------------------------------------------------------------------------------------------
Rhode Island -- 1.5%
  5,000,000       BBB+     Rhode Island Health & Educational Building Corp. Revenue,
                             5.500% due 7/1/28                                                          4,450,000
  4,750,000       AA+      Rhode Island Housing & Mortgage Finanace Corp., 10.000% due 4/1/24(e)        5,088,438
-----------------------------------------------------------------------------------------------------------------
                                                                                                        9,538,438
-----------------------------------------------------------------------------------------------------------------
South Carolina -- 3.4%
  1,500,000       BBB+     Greenville County, SC IDR, (Lockheed Aeromod Center Project),
                             7.200% due 11/1/21(b)                                                      1,595,625
                           Greenville, SC Connector, 2000 Association:
 11,250,000       BBB-       5.375% due 1/1/38(c)                                                       9,956,250
 20,250,000       BBB-       Zero coupon due 1/1/30                                                     3,037,500
  1,475,000       BBB      Loris, SC Community Hospital Revenue, 5.625% due 1/1/29                      1,392,031
  1,740,000       BBB-     Piedmont Municipal Power Agency, SC Electrical Revenue,
                             5.250% due 1/1/21                                                          1,570,350

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                           SECURITY                                             VALUE
=================================================================================================================
South Carolina -- 3.4% (continued)
$ 4,000,000       A3*      Richland County, SC PCR, (Union Camp Corp. Project),
                             6.625% due 5/1/22                                                        $ 4,240,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                       21,791,756
-----------------------------------------------------------------------------------------------------------------
South Dakota -- 0.3%
  1,865,000       NR       Oglala Sioux, SD Tribal Revenue Bond, 7.500% due 7/1/13                      1,890,644
-----------------------------------------------------------------------------------------------------------------
Tennessee -- 1.9%
  3,150,000       BBB      Memphis-Shelby County, TN Airport Authority,
                             Federal Express Corp., 6.750% due 9/1/12                                   3,354,750
  5,000,000       AAA      Metropolitan Nashville Airport Authority, TN Airport Revenue,
                             Special Facilities, Series C, FGIC-Insured, 6.600% due 7/1/15              5,306,250
  3,500,000       NR       Shelby County, TN Health Educational & Housing Facilities Revenue,
                             6.875% due 7/1/36                                                          3,486,875
-----------------------------------------------------------------------------------------------------------------
                                                                                                       12,147,875
-----------------------------------------------------------------------------------------------------------------
Texas -- 6.6%
  3,000,000       NR       Abilene, TX Health Facilities Development Corp., Retirement Facilities
                             Revenue, Sears Methodist Retirement, Series A, 5.900% due 11/15/25(c)      2,876,250
  5,000,000       NR       Austin-Bergstrom Landhost Enterprises Inc., 6.750% due 4/1/27                5,025,000
  5,970,000       NR       Bexar County, TX Housing Financial Corp., Multi-Family Housing,
                             6.875% due 6/1/29                                                          5,977,462
  2,000,000       AAA      Brazos River Authority, TX PCR, Houston Lighting & Power Co.,
                             Series A, AMBAC-Insured, 6.700% due 3/1/17                                 2,127,500
  2,000,000       NR       Denton County, TX Reclamation and Road District, 8.500% due 6/1/16           2,013,940
  5,000,000       BB       Harris County, TX Airport Facilities Revenue, 5.375% due 7/1/19              4,662,500
  1,200,000       Aa2*     Harris County, TX Health Facilities Development Corp. Revenue,
                             3.200% due 7/1/34 (e)                                                      1,200,000
    970,000       AAA      Harris County, TX Refunding Toll Road Authority,
                             Series A, AMBAC-Insured, 6.500% due 8/15/17                                1,040,325
  3,000,000       Ba1*     Houston, TX Airport Systems Revenue, Special Facilities,
                             Series B, 5.700% due 7/15/29                                               2,850,000
  2,100,000       AAA      Matagorda County, TX PCR, Navajo District No. 1, (Houston Light &
                             Power Co. Project), Series E, FGIC-Insured, 7.200% due 12/1/18             2,162,181
                           Sam Rayburn, TX Municipal Power Agency, Power Supply System Revenue:
  2,645,000       BB         Series A, 6.750% due 10/1/14                                               2,757,412
  3,165,000       BB         Series B, 6.125% due 10/1/13                                               3,204,562
                           San Antonio, TX Airport System Revenue, AMBAC-Insured:
  3,000,000       AAA        7.125% due 7/1/06                                                          3,333,750
  1,000,000       AAA        7.125% due 7/1/08                                                          1,108,750
  2,000,000       AAA        7.375% due 7/1/13                                                          2,232,500
-----------------------------------------------------------------------------------------------------------------
                                                                                                       42,572,132
-----------------------------------------------------------------------------------------------------------------
Vermont -- 0.4%
  1,000,000       NR       Vermont Educational & Health Buildings, 6.150% due 4/1/19                      968,750
  1,595,000       A1*      Vermont Housing Financial Agency, Single Family, 6.875% due 5/1/25           1,640,856
-----------------------------------------------------------------------------------------------------------------
                                                                                                        2,609,606
-----------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                           SECURITY                                             VALUE
=================================================================================================================
Virgin Islands -- 0.2%
                           Virgin Islands Public Finance Authority Revenue,
                             Subordinate Lien, Series E:
$   500,000       NR           5.750% due 10/1/13                                                    $    496,875
  1,000,000       NR           6.000% due 10/1/22                                                       1,010,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                        1,506,875
-----------------------------------------------------------------------------------------------------------------
Virginia -- 0.7%
  2,435,000       AAA      Fairfax County, VA Redevelopment and Housing Authority
                             Revenue, Multi-Family Housing, Series A, Kingsley,
                             FHA-Insured, 7.000% due 5/1/26                                             2,596,319
  2,000,000       NR       Virginia Beach, VA Ramada on the Beach, 7.000% due 12/1/15                   2,082,500
-----------------------------------------------------------------------------------------------------------------
                                                                                                        4,678,819
-----------------------------------------------------------------------------------------------------------------
Washington -- 0.8%
  2,000,000       BBB      Port Moses Lake, WA PCR, Union Carbide, 7.875% due 8/1/06(b)                 2,033,900
  3,315,000       BBB-     Spokane, WA Downtown Foundation Parking Revenue,
                             (River Park Square Project), 5.600% due 8/1/19                             3,120,244
-----------------------------------------------------------------------------------------------------------------
                                                                                                        5,154,144
-----------------------------------------------------------------------------------------------------------------
West Virginia -- 0.3%
  2,000,000       A        Beckley, WV IDR, (Water Commission Project), 7.000% due 10/1/17(b)           2,135,000
-----------------------------------------------------------------------------------------------------------------
Wisconsin -- 0.5%
  1,670,000       A3*      Racine County, WI Health Center Revenue, 8.125% due 8/1/21                   1,695,050
  1,600,000       NR       Wisconsin State Health and Educational Facilities Authority Revenue,
                             (Benchmark Healthcare Inc. Project), Series A, 6.750% due 12/1/28          1,480,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                        3,175,050
-----------------------------------------------------------------------------------------------------------------
Wyoming -- 0.2%
  1,250,000       AA       Wyoming Community Development Authority Housing
                             Revenue, 7.100% due 6/1/17                                                 1,321,875
-----------------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $630,396,427**)                                                  $645,529,194
=================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)   Security segregated by custodian for open purchase committments.
(d)   Security is in default.
(e) Variable rate municipal bonds and notes are payable upon not more than seven business days notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 16 through 18 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       15

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Rating Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and re pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB,    -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly
B,        speculative with respect to capacity to pay interest and repay
CCC       principal in accordance with the terms of the obligation. BB and CC represents a lower degree of speculation than B, CCC and CC, the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa    -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Fitch Investors Services, Inc. ("Fitch") -- Rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

BBB    -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likeoy to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR     -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDOprior to the advent of the VMIG1 rating.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       17

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG        -- Association of Bay Area Governments
AIG         -- American International Guaranty
AMBAC       -- AMBAC Indemnity Corporation
BAN         -- Bond Anticipation Notes
BIG         -- Bond Investors Guaranty
CGIC        -- Capital Guaranty Insurance Company
CHFCLI      -- California Health Facility Construction Loan Insurance
CONNIE LEE  -- College Construction Loan Association
COP         -- Certificate of Participation
EDA         -- Economic Development Authority
ETM         -- Escrowed to Maturity
FAIRS       -- Floating Adjustable Interest Rate Securities
FGIC        -- Financial Guaranty Insurance Company
FHA         -- Federal Housing Administration
FHLMC       -- Federal Home Loan Mortgage Corporation
FNMA        -- Federal National Mortgage Association
FRTC        -- Floating Rate Trust Certificates
FSA         -- Federal Savings Association
GIC         -- Guaranteed Investment Contract
GNMA        -- Government National Mortgage Association
GO          -- General Obligation
HDC         -- Housing Development Corporation
HFA         -- Housing Finance Authority
IDA         -- Industrial Development Agency
IDB         -- Industrial Development Board
IDR         -- Industrial Development Revenue
IFA         -- Industrial Finance Authority
INFLOS      -- Inverse Floaters
LOC         -- Letter of Credit
MBIA        -- Municipal Bond Investors Assurance Corporation
MVRICS      -- Municipal Variable Rate Inverse Coupon Security
PCR         -- Pollution Control Revenue
RAN         -- Revenue Anticipation Notes
RIBS        -- Residual Interest Bonds
RITES       -- Residual Interest Tax-Exempt Securities
SYCC        -- Structured Yield Curve Certificate
TAN         -- Tax Anticipation Notes
TECP        -- Tax-Exempt Commercial Paper
TOB         -- Tender Option Bonds
TRAN        -- Tax and Revenue Anticipation Notes
VA          -- Veterans Administration
VRWE        -- Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 1999
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $630,396,427)                         $645,529,194
   Cash                                                                       31,236
   Interest receivable                                                     8,867,181
   Receivable for Fund shares sold                                           104,828
------------------------------------------------------------------------------------
   Total Assets                                                          654,532,439
------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                        6,467,086
   Dividends payable                                                       1,245,038
   Payable for Fund shares purchased                                         487,402
   Investment advisory fees payable                                          253,204
   Administration fees payable                                               113,726
   Distribution fees payable                                                  86,362
   Accrued expenses                                                          133,631
------------------------------------------------------------------------------------
   Total Liabilities                                                       8,786,449
------------------------------------------------------------------------------------
Total Net Assets                                                        $645,745,990
====================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                           $     38,017
   Capital paid in excess of par value                                   630,271,225
   Overdistributed net investment income                                  (1,245,038)
   Accumulated net realized gain on security transactions                  1,549,019
   Net unrealized appreciation of investments                             15,132,767
------------------------------------------------------------------------------------
Total Net Assets                                                        $645,745,990
====================================================================================
Shares Outstanding:
   Class A                                                                17,027,134
   ---------------------------------------------------------------------------------
   Class B                                                                20,805,671
   ---------------------------------------------------------------------------------
   Class L                                                                   184,059
   ---------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                             $16.98
   ---------------------------------------------------------------------------------
   Class B *                                                                  $16.99
   ---------------------------------------------------------------------------------
   Class L **                                                                 $16.96
   ---------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.17% of net asset value per share)          $17.69
   ---------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)          $17.13
====================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 3).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       19

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                        $ 42,740,100
-------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 3)                                         3,182,231
   Investment advisory fees (Note 3)                                  2,832,068
   Administration fees (Note 3)                                       1,416,034
   Shareholder and system servicing fees                                263,515
   Shareholder communications                                           101,904
   Audit and legal                                                       46,091
   Trustees' fees                                                        27,039
   Pricing service fees                                                  26,704
   Custody                                                               23,883
   Other                                                                  5,692
-------------------------------------------------------------------------------
   Total Expenses                                                     7,925,161
-------------------------------------------------------------------------------
Net Investment Income                                                34,814,939
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                            444,025,864
     Cost of securities sold                                        439,306,934
-------------------------------------------------------------------------------
   Net Realized Gain                                                  4,718,930
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                               41,414,188
     End of year                                                     15,132,767
-------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                          (26,281,421)
-------------------------------------------------------------------------------
Net Loss on Investments                                             (21,562,491)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 13,252,448
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                 For the Years Ended July 31,
--------------------------------------------------------------------------------

                                                                          1999             1998
==================================================================================================
OPERATIONS:
   Net investment income                                            $  34,814,939    $  38,125,389
   Net realized gain                                                    4,718,930       19,192,567
   Decrease in net unrealized appreciation                            (26,281,421)     (10,697,596)
--------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                              13,252,448       46,620,360
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
   Net investment income                                              (34,767,118)     (39,414,101)
   Net realized gains                                                 (17,476,059)     (11,871,835)
--------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders          (52,243,177)     (51,285,936)
--------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net proceeds from sale of shares                                    92,025,984       52,382,528
   Net asset value of shares issued for reinvestment of dividends      30,791,548       29,453,809
   Cost of shares reacquired                                         (179,315,600)    (152,494,853)
--------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions                (56,498,068)     (70,658,516)
--------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                (95,488,797)     (75,324,092)
NET ASSETS:
   Beginning of year                                                  741,234,787      816,558,879
--------------------------------------------------------------------------------------------------
   End of year*                                                     $ 645,745,990    $ 741,234,787
==================================================================================================
 * Includes overdistributed net investment income of:                 $(1,245,038)     $(1,292,859)
==================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       21

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Municipal High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of relative net assets of each class; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy requirements that allow interest from municipal securities, which is exempt from regular Federal income tax and from certain states' income taxes, to retain its exempt-interest status when distributed to the shareholders of the Fund.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

3. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. ("CFBDS") became the Trust's distributor. Prior to that date, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Trust's distributor. SSB, as well as certain other broker-dealers, continues to sell Trust shares to the public as a member of the selling group.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 1999, CFBDS and SSB received sales charges of approximately $101,000 and $19,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to CFBDS and SSB were approximately:

                                     Class A            Class B          Class L
================================================================================
CDSCs                                 $3,000           $127,000           $3,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended July 31, 1999, total Distribution Plan fees incurred were:

                                     Class A            Class B          Class L
================================================================================
Distribution Plan Fees               $426,375         $2,736,644         $19,212
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

4. Investments

During the year ended July 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $351,958,014
--------------------------------------------------------------------------------
Sales                                                                444,025,864
================================================================================

At July 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $25,058,992
Gross unrealized depreciation                                        (9,926,225)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $15,132,767
================================================================================

5. Shares of Beneficial Interest

At July 31, 1999, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At July 31, 1999, total paid-in capital amounted to the following for each class:

                                   Class A            Class B          Class L
================================================================================
Total Paid-in Capital           $295,000,576       $332,039,816       $3,268,850
================================================================================


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       23

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                            Year Ended                        Year Ended
                                          July 31, 1999                     July 31, 1998
                                   ---------------------------       ---------------------------
                                     Shares          Amount            Shares          Amount
================================================================================================
Class A
Shares sold                         3,963,217    $  70,039,058        2,045,273    $  36,791,410
Shares issued on reinvestment         746,907       13,127,610          599,605       10,757,575
Shares reacquired                  (2,605,804)     (45,921,802)      (1,752,808)     (31,542,922)
------------------------------------------------------------------------------------------------
Net Increase                        2,104,320    $  37,244,866          892,070    $  16,006,063
================================================================================================
Class B
Shares sold                         1,121,035    $  19,803,946          798,147    $  14,386,588
Shares issued on reinvestment         995,292       17,532,725        1,039,421       18,653,146
Shares reacquired                  (7,522,522)    (132,503,062)      (6,710,099)    (120,826,967)
------------------------------------------------------------------------------------------------
Net Decrease                       (5,406,195)   $ (95,166,391)      (4,872,531)   $ (87,787,233)
================================================================================================
Class L*
Shares sold                           123,749    $   2,182,980           67,008    $   1,204,530
Shares issued on reinvestment           7,478          131,213            2,404           43,088
Shares reacquired                     (51,280)        (890,736)          (6,936)        (124,964)
------------------------------------------------------------------------------------------------
Net Increase                           79,947    $   1,423,457           62,476    $   1,122,654
================================================================================================

* On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class A Shares                                1999(1)         1998         1997         1996         1995
==========================================================================================================
Net Asset Value, Beginning of Year            $17.96         $18.07       $17.31       $17.25       $17.26
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.92           0.95         0.97         1.00         1.04
  Net realized and unrealized gain (loss)      (0.55)          0.19         0.77         0.06         0.01*
----------------------------------------------------------------------------------------------------------
Total Income From Operations                    0.37           1.14         1.74         1.06         1.05
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.92)         (0.98)       (0.98)       (1.00)       (1.00)
  Net realized gains                           (0.43)         (0.27)          --           --        (0.02)
  Capital                                         --             --           --           --        (0.04)
----------------------------------------------------------------------------------------------------------
Total Distributions                            (1.35)         (1.25)       (0.98)       (1.00)       (1.06)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $16.98         $17.96       $18.07       $17.31       $17.25
----------------------------------------------------------------------------------------------------------
Total Return                                    2.06%          6.54%       10.40%        6.28%        6.42%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)              $289           $268         $254         $232         $238
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.82%          0.83%        0.83%        0.84%        0.84%
  Net investment income                         5.21           5.24         5.52         5.74         6.04
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           50%            84%          51%          44%          38%
==========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
* Includes the per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       25

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares                                1999(1)         1998         1997         1996         1995
==========================================================================================================
Net Asset Value, Beginning of Year            $17.98         $18.09       $17.32       $17.26       $17.26
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.83           0.86         0.89         0.92         0.95
  Net realized and unrealized gain (loss)      (0.56)          0.19         0.77         0.06         0.02*
----------------------------------------------------------------------------------------------------------
Total Income From Operations                    0.27           1.05         1.66         0.98         0.97
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.83)         (0.89)       (0.89)       (0.92)       (0.91)
  Net realized gains                           (0.43)         (0.27)          --           --        (0.02)
  Capital                                         --             --           --           --        (0.04)
----------------------------------------------------------------------------------------------------------
Total Distributions                            (1.26)         (1.16)       (0.89)       (0.92)       (0.97)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $16.99         $17.98       $18.09       $17.32       $17.26
----------------------------------------------------------------------------------------------------------
Total Return                                    1.48%          6.01%        9.89%        5.74%        5.91%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)              $353           $471         $562         $653         $737
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.31%          1.32%        1.32%        1.33%        1.35%
  Net investment income                         4.70           4.75         5.04         5.23         5.61
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           50%            84%          51%          44%          38%
==========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
* Includes the per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.


--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class L Shares                                1999(1)         1998(2)           1997          1996        1995(3)
=================================================================================================================
Net Asset Value, Beginning of Year             $17.95          $18.07          $17.31        $17.25        $15.83
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.81            0.87            0.88          0.89          0.60
  Net realized and unrealized gain (loss)       (0.55)           0.16            0.77          0.08          1.50*
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations                     0.26            1.03            1.65          0.97          2.10
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.82)          (0.88)          (0.89)        (0.91)        (0.62)
  Net realized gains                            (0.43)          (0.27)             --            --         (0.02)
  Capital                                          --              --              --            --         (0.04)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                             (1.25)          (1.15)          (0.89)        (0.91)        (0.68)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $16.96          $17.95          $18.07        $17.31        $17.25
-----------------------------------------------------------------------------------------------------------------
Total Return                                     1.42%           5.91%           9.79%         5.69%        13.45%++
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $3,122          $1,869            $752          $546          $211
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.44%           1.42%           1.40%         1.39%         1.18%+
  Net investment income                          4.62            4.64            4.94          5.18          5.56+
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            50%             84%             51%           44%           38%
=================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3)   For the period from November 17, 1994 (inception date) to July 31, 1995.
* Includes the per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       27

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Municipal High Income Fund of Smith Barney Income Funds as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Municipal High Income Fund of Smith Barney Income Funds as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                    /s/ KPMG LLP

New York, New York
September 14, 1999


--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 19, 1999, a special meeting of shareholders of the Trust was held for the purpose of electing Trustees of the Fund. The results of the vote were as follows:

                                     Shares Voted                 Percentage               Shares Voted               Percentage
Name of Trustees                          For                    Shares Voted                 Against                Shares Voted
=================================================================================================================================
Lee Abraham                         543,591,987.967                 97.621%               13,249,035.953                 2.379%
Allan J. Bloostein                  543,887,340.881                 97.674                12,953,683.039                 2.326
Jane F. Dasher                      544,416,099.765                 97.769                12,424,924.155                 2.231
Donald R. Foley                     543,336,693.437                 97.575                13,504,330.483                 2.425
Richard E. Hanson, Jr.              544,212,126.755                 97.732                12,628,897.165                 2.268
Paul Hardin                         544,290,529.761                 97.746                12,550,494.159                 2.254
Heath B. McLendon                   544,304,571.357                 97.749                12,536,452.563                 2.251
Roderick C. Rasmussen               543,666,173.202                 97.634                13,174,850.718                 2.366
John P. Toolan                      544,353,379.596                 97.757                12,487,644.324                 2.243
=================================================================================================================================

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 1999:

      o 100% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

      o     Long-term capital gain distributions paid of $13,025,528.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       29

Smith Barney
Municipal High
Income Fund

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Peter M. Coffey
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser

SSBC Fund Management Inc.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9699
Providence, RI 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Municipal High Income Fund. It is not for distribution to prospec tive investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

         SALOMONSMITHBARNEY
         ------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a Service mark of Salomon Smith Barney Inc.

Smith Barney Municipal
High Income Fund
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD0427 9/99






                                 [PHOTO OMITTED]

                                  Smith Barney
[PHOTO OMITTED]                   Convertible
                                  Fund

                                  -------------
                                  ANNUAL REPORT
                                  -------------

                                  July 31, 1999

                                  [LOGO] Smith Barney
                                         Mutual Funds

Smith Barney
Convertible Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Smith Barney Convertible Fund ("Fund") seeks current income and capital appreciation by investing in convertible securities. Convertible securities are bonds or preferred stocks that can be converted into a predetermined number of shares of common stocks after a predetermined date.

Smith Barney Convertible Fund
Average Annual Total Returns
July 31, 1999

                                               Without Sales Charges(1)
                                     -------------------------------------------
                                     Class A     Class B     Class L     Class O
================================================================================
One-Year                             (3.11)%     (3.61)%     (4.08)%     (3.66)%
--------------------------------------------------------------------------------
Five-Year                             8.25        7.72         N/A         N/A
--------------------------------------------------------------------------------
Ten-Year                               N/A        7.27         N/A         N/A
--------------------------------------------------------------------------------
Since Inception+                      8.28        7.74       (4.26)       8.66
================================================================================

                                                With Sales Charges(2)
                                     -------------------------------------------
                                     Class A     Class B    Class L     Class O
================================================================================
One-Year                             (7.96)%     (8.12)%     (5.93)%     (4.56)%
--------------------------------------------------------------------------------
Five-Year                             7.14        7.57         N/A         N/A
--------------------------------------------------------------------------------
Ten-Year                               N/A        7.27         N/A         N/A
--------------------------------------------------------------------------------
Since Inception+                      7.45        7.74       (5.10)       8.66
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B, L and O shares are November 6, 1992, September 9, 1986, June 15, 1998 and November 7, 1994, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

In our view, our conservative management style was one of the primary reasons for the Fund's underperformance relative to our peer group. The performance of the Fund during the period was more in line with the performance of the fixed income market than the performance of the equity markets. Convertible securities are unique investments that have both fixed income and equity characteristics.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

               Class A                    SCRAX
               Class B                    SCVSX
               Class O                    SCVOX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ........................................................    1

Historical Performance ....................................................    5

Smith Barney Convertible Fund at a Glance .................................    8

Schedule of Investments ...................................................    9

Statement of Assets and Liabilities .......................................   14

Statement of Operations ...................................................   15

Statements of Changes in Net Assets .......................................   16

Notes to Financial Statements .............................................   17

Financial Highlights ......................................................   21

Independent Auditors' Report ..............................................   24

Additional Shareholder Information ........................................   25

Tax Information ...........................................................   25

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]              [PHOTO OMITTED]

HEATH B.                     ROBERT E.
MCLENDON                     SWAB

Chairman                     Vice President and
                             Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Convertible Fund ("Fund") for the period ended July 31, 1999. In this report, we summarize the period's prevailing economic and market conditions, and outline the Fund's strategy. Detailed summaries of performance and current holdings can be found in the appropriate sections that follow. We hope that you find this report to be useful and informative.

Performance Overview

For the year ended July 31, 1999, the Smith Barney Convertible Fund had a total return of a negative 3.11% for Class A shares, without sales charges, compared with its Lipper, Inc. peer group average of 9.84% for the same period. (Lipper, Inc. is a major fund-tracking organization.) In our view, our conservative management style was one of the primary reasons for the Fund's underperformance relative to our peer group. The performance of the Fund during the period was more in line with the performance of the fixed income market than the performance of the equity markets. Convertible securities are unique investments that have both fixed income and equity characteristics. Unlike many of the funds within the Lipper convertible bond universe, the Convertible Fund avoids investing in common stocks and equity sensitive convertible issues.

The Fund also has minimal exposure to convertible issues not rated by one of the major credit rating agencies. Over the past year, common stocks performed well and the speculative, non-rated convertible issues, specifically in the technology, telecommunications and Internet sectors showed considerable strength. Our weighting in these two sectors is small as we tend to focus on higher quality issues. Unfortunately, several of the Fund's large, higher quality holdings such as Rite Aid, Elan, and Waste Management(1) underperformed during the period. We are monitoring these positions closely, and while no guarantees can be made, we continue to believe the basic businesses of these companies remain attractive over the long term.

Economic and Market Overview

During the Fund's fiscal year, the U.S. economy continued to expand, adding yet another year to the business cycle that began over eight years ago. A unique characteristic in this late phase of economic expansion has been the general absence of any significant inflationary pressures. In fact, the economy grew in excess of an annual rate of 3.5% during the period and inflation rose only about 2.5%. In our opinion, these positive conditions can be attributed to high consumer confidence, low unemployment, relatively low interest rates, an increase in worker productivity and the monetary policy of the Federal Reserve Board ("Fed"). In fact, the financial problems witnessed last summer in the emerging markets now appear to be over thanks in large part to the resolve of the Fed.

The Fed, sensing a state of global investor panic, lowered interest rates three times late last year and provided the world financial system with liquidity. This

----------
(1) Please note that the Fund's holdings as of July 31, 1999 are subject to change.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  1
effort, along with numerous world central bank interest rate decreases, helped to improve global investor psychology and provided a monetary stimulus to faltering economies around the world.

The Fed has subsequently increased interest rates recently however, as inflationary fears have resurfaced due to an unexpected increase in wages. We believe that the Fed is "taking back" some of the interest rate cuts they imposed last fall as a result of global financial pressures. In addition, it is our belief the Fed wants to be pre-emptive in an effort to head off any future pressures brought on by the surprising sustained strength in the economy. We believe that further rate increases should be minimal.

Over the past six months and since our last report, the stock market, as measured by the S&P 500, a capitalization-weighted measure of 500 widely held common stocks, rose approximately 4%. Corporations, benefiting from a stong economy and an increase in worker productivity, showed strong results during the period and this helped to drive stock prices higher.

Unfortunately, bond investors did not fare as well as bond prices declined in the wake of the Fed's interest rate hike. The yield on the 30-year U.S. Treasury bond actually rose from 5.09% to 6.11% during the past six months ended July 31, 1999.

The overall convertible market performed well the past six months and, since our last report, rose approximately 3.5% as measured by the Goldman Sachs Convertible Bond Index.(2) This performance was driven primarily by the equity sensitivity inherent in the convertible marketplace and the success of a number of issues within the volatile and speculative technology and telecommunications sectors. The convertible issues in these two economic sectors are lower rated in terms of credit quality, however, because of the interest and demand for the Internet and related services (i.e., telecommunications), the stock prices of underlying companies were driven considerably higher and this increased the value of the convertible securities in these areas.

Investment Strategy

Our investment strategy in the Fund has not changed during its fiscal past year. As previously noted, the primary objective of the Fund is to provide investors with current income and capital appreciation by investing in convertible securities. We continue to focus on high-quality convertible issues and issues that are rated by at least one of the major credit rating agencies such as Moody's Investors Service, Inc. or Standard & Poor's Ratings Service ("Standard & Poor's"). The Fund consists of convertible bonds and convertible preferred stocks that have both fixed income and equity characteristics. The Fund avoids investing in other asset classes, such as common stock or convertible securities that have considerable equity sensitivity. We believe this "pure" approach to convertible investing can provide investors with a higher degree of downside protection and reduced volatility when compared to most other convertible funds. Yet, conversely, this approach can penalize performance when market conditions are adverse.

We also seek to reduce volatility and risk by investing in a broad range of different economic sectors. Some of the sectors that are well represented in the Fund include financial, healthcare, retail and manufacturing. We believe these sectors have attractive long term capital appreciation potential. Since our last report, the Fund established new positions in:

o Citrix Systems, Inc., a company that develops, sells, markets, and supports client application software designed to enable the efficient enterprise-wide deployment of Windows business applications.

o Centocor, Inc., a biopharmaceutical company that reduces and markets drugs developed through a monoclonal antibody and other technologies.

----------
(2) The Goldman Sachs Convertible Bond Index is an index of approximately 100 liquid convertible securities.


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

Over the past six months, we added to our positions in:

o CNB Bancshares, Inc., a bank holding company for Citizens Bank of MidAmerica. The bank offers a broad range of retail and commercial banking services.

o El Paso Energy Corporation, a company that gathers, processes, transports and sells fuels and electricity.

o Suiza Foods Corporation, a company that produces milk and related dairy products and plastic products.

During the reporting period, we sold our positions in Titanium Metals, Fleetwood Enterprises, Tenet Healthcare and Thermo Electron due to changes in the underlying company's fundamentals. Our position in Beazer Homes was called for redemption.

The convertible securities market has grown over the past year as total market value is now in excess of $150 billion. However, the characteristics of the convertible security universe has changed significantly. For instance, the percentage of issues rated B or lower or not rated (i.e., non-rated issues are generally extremely speculative) by Standard & Poor's, is now close to 50%. In addition over the past several years, a large number of investment grade issues (i.e., issues rated BBB or higher by Standard & Poor's) have been redeemed. Therefore, the market has become more speculative and volatile as the overall credit quality has deteriorated sharply.

A growing share of the convertible market is now comprised of two highly volatile sectors, technology and telecommunications. Also, a significant number of "synthetic" convertible securities such as mandatory preferreds are being brought to market. These securities have some of the characteristics of a traditional convertible such as an exchange or convertible feature, however they do not have, a "bond" floor, a defensive feature inherent in most traditional convertible securities.

Market Outlook

We believe that the U.S. economy should continue to grow over the next twelve months as the combination of high employment and rising personal income should keep consumer spending strong. In addition, the "wealth effect" brought on by the strong equity market the past few years should also keep consumer confidence high. Our expectations for a strong domestic economy, a recovering global economy and an improvement in worker productivity over the next year should bode well for corporate earnings growth. In addition, we believe that inflation should remain moderate as globalization keeps companies competitive in terms of pricing to maintain market share. This suggests that the long term fundamentals remain positive for the financial markets looking forward.

In closing, thank you for your investment in the Smith Barney Convertible Fund. We look forward to helping you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon               /s/ Robert E. Swab

Heath B. McLendon                   Robert E. Swab
Chairman                            Vice President and
                                    Investment Officer

September 10, 1999


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  3

--------------------------------------------------------------------------------
Top Five Stock Holdings*                                     As of July 31, 1999
--------------------------------------------------------------------------------

1. American General Delaware LLC                                            2.0%
--------------------------------------------------------------------------------
2. Unocal Capital Trust                                                     2.0
--------------------------------------------------------------------------------
3. KMart Financing                                                          1.9
--------------------------------------------------------------------------------
4. International Paper Capital Trust                                        1.8
--------------------------------------------------------------------------------
5. Union Pacific Capital Trust                                              1.7
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Top Five Bond Holdings*                                      As of July 31, 1999
--------------------------------------------------------------------------------

1. Bell Atlantic Financial Services Corp.                                   4.1%
--------------------------------------------------------------------------------
2. Athena Neurosciences, Inc.                                               3.7
--------------------------------------------------------------------------------
3. Alpharma Inc.                                                            2.9
--------------------------------------------------------------------------------
4. Magna International Inc.                                                 2.7
--------------------------------------------------------------------------------
5. Mark IV Industries                                                       2.5
--------------------------------------------------------------------------------
*     As a percentage of total investments.


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                                 Net Asset Value
                                             ------------------------
                                             Beginning          End           Income     Capital Gain      Return          Total
Year Ended                                    of Year         of Year        Dividends   Distributions    of Capital      Returns(1)
====================================================================================================================================
7/31/99                                       $16.90          $15.25          $0.66          $0.44          $0.00          (3.11)%
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                                        18.61           16.90           0.79           1.26           0.00           1.97
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                        15.66           18.61           0.75           0.36           0.00          26.94
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                        15.27           15.66           0.73           0.00           0.00           7.41
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                                        14.56           15.27           0.73           0.00           0.00          10.35
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                                        14.99           14.56           0.73           0.00           0.00           1.99
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93                          13.82           14.99           0.51           0.03           0.00          12.63+
====================================================================================================================================
  Total                                                                       $4.90          $2.09          $0.00
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                                 Net Asset Value
                                             ------------------------
                                             Beginning          End           Income     Capital Gain      Return          Total
Year Ended                                    of Year         of Year        Dividends   Distributions    of Capital      Returns(1)
====================================================================================================================================
7/31/99                                       $16.89          $15.22          $0.60          $0.44          $0.00          (3.61)%
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                                        18.60           16.89           0.71           1.26           0.00           1.51
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                        15.66           18.60           0.67           0.36           0.00          26.29
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                        15.27           15.66           0.66           0.00           0.00           6.91
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                                        14.56           15.27           0.66           0.00           0.00           9.80
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                                        14.99           14.56           0.66           0.00           0.00           1.50
------------------------------------------------------------------------------------------------------------------------------------
7/31/93                                        13.84           14.99           0.62           0.04           0.00          13.40
------------------------------------------------------------------------------------------------------------------------------------
7/31/92                                        12.51           13.84           0.64           0.00           0.02          16.25
------------------------------------------------------------------------------------------------------------------------------------
7/31/91                                        12.21           12.51           0.68           0.00           0.03           8.86
------------------------------------------------------------------------------------------------------------------------------------
7/31/90                                        13.80           12.21           0.83           0.11           0.04          (4.53)
====================================================================================================================================
  Total                                                                       $6.73          $2.21          $0.09
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                                 Net Asset Value
                                             ------------------------
                                             Beginning          End           Income     Capital Gain      Return          Total
Year Ended                                    of Year         of Year        Dividends   Distributions    of Capital      Returns(1)
====================================================================================================================================
7/31/99                                       $16.90          $15.18          $0.57          $0.44          $0.00          (4.08)%
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/98                          17.14           16.90           0.12           0.00           0.00          (0.74)+
====================================================================================================================================
  Total                                                                       $0.69          $0.44          $0.00
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  5

--------------------------------------------------------------------------------
Historical Performance -- Class O Shares
--------------------------------------------------------------------------------

                                                 Net Asset Value
                                             ------------------------
                                             Beginning          End           Income     Capital Gain      Return          Total
Year Ended                                    of Year         of Year        Dividends   Distributions    of Capital      Returns(1)
====================================================================================================================================
7/31/99                                       $16.87          $15.19          $0.60          $0.44          $0.00          (3.66)%
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                                        18.58           16.87           0.71           1.26           0.00           1.53
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                        15.64           18.58           0.68           0.36           0.00          26.37
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                                        15.27           15.64           0.67           0.00           0.00           6.82
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/95                          14.09           15.27           0.49           0.00           0.00          12.17+
====================================================================================================================================
  Total                                                                       $3.15          $2.06          $0.00
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                                 Net Asset Value
                                             ------------------------
                                             Beginning          End           Income     Capital Gain      Return          Total
Year Ended                                    of Year         of Year        Dividends   Distributions    of Capital      Returns(1)
====================================================================================================================================
7/31/99                                       $16.98          $15.34          $0.71          $0.44          $0.00          (2.68)%
------------------------------------------------------------------------------------------------------------------------------------
7/31/98                                        18.66           16.98           0.84           1.26           0.00           2.42
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                                        15.68           18.66           0.80           0.36           0.00          27.44
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/96                          16.15           15.68           0.39           0.00           0.00          (0.56)+
====================================================================================================================================
  Total                                                                       $2.74          $2.06          $0.00
====================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                                                    Without Sales Charges(1)
                                                             -----------------------------------------------------------------------
                                                             Class A          Class B         Class L        Class O       Class Y
====================================================================================================================================
Year Ended 7/31/99                                            (3.11)%         (3.61)%         (4.08)%        (3.66)%       (2.68)%
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/99                                       8.25            7.72             N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/99                                         N/A            7.27             N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/99                                     8.28            7.74           (4.26)          8.66          6.94
====================================================================================================================================

                                                                                      With Sales Charges(2)
                                                             -----------------------------------------------------------------------
                                                             Class A          Class B         Class L        Class O       Class Y
====================================================================================================================================
Year Ended 7/31/99                                            (7.96)%         (8.12)%         (5.93)%        (4.56)%       (2.68)%
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/99                                       7.14            7.57             N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/99                                         N/A            7.27             N/A            N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 7/31/99                                     7.45            7.74           (5.10)          8.66          6.94
====================================================================================================================================


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                       Without Sales Charges(1)
================================================================================
Class A (Inception* through 7/31/99)                           70.75%
--------------------------------------------------------------------------------
Class B (7/31/89 through 7/31/99)                             101.72
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/99)                           (4.79)
--------------------------------------------------------------------------------
Class O (Inception* through 7/31/99)                           48.11
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/99)                           26.31
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, L, O and Y shares are November 6, 1992, September 9, 1986, June 15, 1998, November 7, 1994 and February 7, 1996, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  7

--------------------------------------------------------------------------------
Smith Barney Convertible Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Smith Barney Convertible Fund vs. Standard & Poor's 500 Index and Lipper Convertible Securities Fund Peer Group Average+
--------------------------------------------------------------------------------

                             July 1989 -- July 1999

                   [The following table was represented as a
                    mountain chart in the printed material.]

                                                              Lipper Convertible
                    Smith Barney         Standard & Poor's     Securities Fund
                  Convertible Fund           500 Index        Peer Group Average
                  ----------------       -----------------    ------------------
July 1989             $10,000                $10,000               $10,000
July 1990
July 1991
July 1992
July 1993                     [PLOT POINTS NEEDED]
July 1994
July 1995
July 1996
July 1997
July 1998
July 1999             $20,172                $45,818               $27,402

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1989, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1999. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The Lipper Convertible Securities Fund Peer Group Average is composed of the Fund's peer group of 61 mutual funds, as of July 31, 1999, investing in convertible securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

 [The following table was represented as a bar chart in the printed material.]

Communications                                                           5.1%
Diversified and Conglomerate Mfg.                                        4.7%
Electronics - Computers and Software                                     3.7%
Finance Companies - Consumer Credit                                      4.8%
Health Care, Drugs & Hospital Supp.                                     11.8%
Metals and Mining                                                        5.4%
Oil and Natural Gas                                                      5.7%
Real Estate Development - REITS                                          3.9%
Restaurants - Food Services                                              4.5%
Retail                                                                   9.0%
Other                                                                   41.4%

*     As a percentage of total investments.


Investment Breakdown*
--------------------------------------------------------------------------------

 [The following table was represented as a pie chart in the printed material.]

Repurchase Agreement               8.2%
Convertible Bonds and Notes       58.8%
Convertible Preferred Stock       33.0%


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 1999
--------------------------------------------------------------------------------

    SHARES                                        SECURITY                                    VALUE
========================================================================================================
CONVERTIBLE PREFERRED STOCK -- 33.0%

Electronics and Military -- 1.7%
    50,000           Coltec Capital Trust, Exchange 5.250%+                                 $2,475,000
--------------------------------------------------------------------------------------------------------
Finance Companies - Consumer Credit -- 4.8%
    30,000           American General Delaware LLC, Series A, Exchange 6.000%                2,925,000
    75,000           CNB Capital Trust I, Exchange 6.000%                                    2,268,750
    30,000           St. Paul Capital LLC, Exchange 6.000%                                   1,766,250
--------------------------------------------------------------------------------------------------------
                                                                                             6,960,000
--------------------------------------------------------------------------------------------------------
Home Furnishings -- 1.1%
    30,000           Newell Financial Trust I, Exchange 5.250%+                              1,571,250
--------------------------------------------------------------------------------------------------------
Lodging -- 0.5%
    20,000           Host Marriot Financial Trust, Exchange 6.750%                             760,000
--------------------------------------------------------------------------------------------------------
Metals and Mining -- 3.5%
                     Bethlehem Steel Corp.:
    30,000               Exchange $3.50+                                                     1,072,500
    32,000               Exchange $5.00                                                      1,704,000
    30,000           Kinam Gold Inc., Series B, Exchange $3.75                                 971,250
    40,000           WHX Corp., Series A, Exchange 6.500%                                    1,302,500
--------------------------------------------------------------------------------------------------------
                                                                                             5,050,250
--------------------------------------------------------------------------------------------------------
Oil and Natural Gas -- 5.0%
    50,000           El Paso Energy Capital Trust I, Exchange 4.750%                         2,468,750
    40,000           Tosco Financing Trust, Exchange 5.750%                                  1,940,000
    50,000           Unocal Capital Trust, Exchange 6.250%                                   2,818,750
--------------------------------------------------------------------------------------------------------
                                                                                             7,227,500
--------------------------------------------------------------------------------------------------------
Paper, Forest Products and Printing -- 1.8%
    50,000           International Paper Capital Trust, Exchange 5.250%                      2,600,000
--------------------------------------------------------------------------------------------------------
Real Estate Development - REITS -- 3.9%
    50,000           Archstone Communities Trust, Series A, Exchange $1.75                   1,437,500
    40,000           Equity Office Properties Trust, Exchange 5.250%+                        1,605,000
    50,000           Felcor Lodging Trust Inc., Series A, Exchange $1.95                       971,875
    40,000           Glenborough Realty Trust, Series A, Exchange 7.750%                       735,000
    30,000           Tanger Factory Outlet Centers Inc., Depository Shares,
                         Series A, Exchange $2.16                                              697,500
--------------------------------------------------------------------------------------------------------
                                                                                             5,446,875
--------------------------------------------------------------------------------------------------------
Rental Auto/Equipment -- 0.7%
    30,000           Budget Group Capital Trust, Exchange 6.250%+                            1,053,750
--------------------------------------------------------------------------------------------------------
Restaurants - Food Service -- 2.9%
    60,000           Suiza Capital Trust II, Exchange 5.500%                                 2,017,500
    35,000           Wendy's Financing I, Series A, Exchange 5.000%                          2,108,750
--------------------------------------------------------------------------------------------------------
                                                                                             4,126,250
--------------------------------------------------------------------------------------------------------
Retail -- 1.9%
    50,000           KMart Financing, Exchange 7.750%                                        2,718,750
--------------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 1.1%
    30,000           Loral Space & Communications, Exchange 6.000%                           1,578,750
--------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

    SHARES                                        SECURITY                                    VALUE
========================================================================================================
Transportation Services -- 2.8%
    25,000           CNF Trust I, Series A, Exchange 5.000%                                $ 1,450,000
    50,000           Union Pacific Capital Trust, Exchange 6.250%+                           2,506,250
--------------------------------------------------------------------------------------------------------
                                                                                             3,956,250
--------------------------------------------------------------------------------------------------------
Utilities -- 1.3%
    40,000           Calenergy Capital Trust III, Exchange 6.500%                            1,900,000
--------------------------------------------------------------------------------------------------------
                     TOTAL CONVERTIBLE PREFERRED STOCK
                     (Cost -- $50,245,462)                                                  47,424,625
========================================================================================================

    FACE
   AMOUNT    RATING(a)                         SECURITY                                      VALUE
========================================================================================================
CONVERTIBLE BONDS AND NOTES -- 58.8%

Aerospace and Defense -- 0.5%
$1,000,000     B-    Kellstrom Industries Inc., 5.750% due 10/15/02+                           763,750
--------------------------------------------------------------------------------------------------------
Automobile Parts -- 3.5%
 2,500,000     AA    Deutsche Bank Finance B.V., zero coupon due 2/12/17+++                  1,212,500
 4,000,000     A-    Magna International Inc., 4.875% due 2/15/05                            3,835,000
--------------------------------------------------------------------------------------------------------
                                                                                             5,047,500
--------------------------------------------------------------------------------------------------------
Building and Construction -- 0.9%
 3,200,000     BBB-  Lenar Corp., zero coupon due 7/29/18                                    1,316,000
--------------------------------------------------------------------------------------------------------
Communications -- 5.1%
 1,500,000     B     Adaptive Broadband Corp., 5.250% due 12/15/03                           1,395,000
                     Bell Atlantic Financial Services Corp.:
 2,500,000     A+      5.750% due 4/1/03+                                                    2,592,250
 3,000,000     A+      4.250% due 9/15/05+                                                   3,330,300
--------------------------------------------------------------------------------------------------------
                                                                                             7,317,550
--------------------------------------------------------------------------------------------------------
Data Processing -- 1.8%
 2,500,000     BB-   National Data Corp., 5.000% due 11/1/03                                 2,590,625
--------------------------------------------------------------------------------------------------------
Diversified and Conglomerate Manufacturing -- 4.7%
                     Mark IV Industries:
 3,000,000     Ba2*    4.750% due 11/1/04+                                                   2,673,750
 1,000,000     Ba2*    4.750% due 11/1/04                                                      891,250
 4,000,000     B+    MascoTech Inc., 4.500% due 12/15/03                                     3,165,000
--------------------------------------------------------------------------------------------------------
                                                                                             6,730,000
--------------------------------------------------------------------------------------------------------
Diversified and Conglomerate Services -- 1.8%
   430,000     B-    Getty Images Inc., 4.750% due 6/1/03+                                     387,000
 2,250,000     B+    Mail-Well Inc., 5.000% due 11/1/02                                      2,255,625
--------------------------------------------------------------------------------------------------------
                                                                                             2,642,625
--------------------------------------------------------------------------------------------------------
Electronics - Computers and Software -- 3.7%
 3,000,000     NR    Citrix Systems, zero coupon due 3/22/19                                 1,267,500
 1,000,000     B     Micron Technology Inc., 7.000% due 7/1/04                               1,160,000
 3,000,000     Ba2*  National Semiconductor Corp., 6.500% due 10/1/02+                       2,846,250
--------------------------------------------------------------------------------------------------------
                                                                                             5,273,750
--------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT    RATING(a)                         SECURITY                                      VALUE
========================================================================================================
Environmental Control -- 1.3%
$2,000,000     BBB   Waste Management Inc., 4.000% due 2/1/02                              $ 1,860,000
--------------------------------------------------------------------------------------------------------
Health Care, Drugs and Hospital Supplies -- 11.8%
 2,000,000     B+    AES Corp., 4.500% due 8/15/05                                           2,577,500
 3,000,000     B     Alpharma Inc., 5.750% due 4/1/05+                                       4,222,500
 1,000,000     BB-   Alza Corp., 5.000% due 5/1/06                                           1,360,000
                     Athena Neurosciences, Inc.:
 2,000,000     BBB-       4.750% due 11/15/04+                                               2,150,000
 3,000,000     BBB-       4.750% due 11/15/04                                                3,225,000
 2,000,000     B+    Centocor Inc., 4.750% due 2/15/05                                       2,570,000
 1,000,000     B2*   Concentra Managed Care Inc., 4.500% due 3/15/03+                          980,000
--------------------------------------------------------------------------------------------------------
                                                                                            17,085,000
--------------------------------------------------------------------------------------------------------
Human Resources -- 1.9%
 1,000,000     B2*   Data Processing Resources Corp., 5.250% due 4/1/05+                       987,500
 2,000,000     BB+   Interim Services Inc., 4.500% due 6/1/05                                1,752,500
--------------------------------------------------------------------------------------------------------
                                                                                             2,740,000
--------------------------------------------------------------------------------------------------------
Insurance -- 0.9%
 1,250,000     BB+   Penn Treaty American Corp., 6.250% due 12/1/03                          1,231,250
--------------------------------------------------------------------------------------------------------
Leisure, Amusement and Motion Picture -- 1.1%
 1,000,000     B1*   Imax Corp., Series AI, 5.750% due 4/1/03                                1,250,000
   500,000     BBB-  Scholastic Corp., 5.000% due 8/15/05                                      469,050
--------------------------------------------------------------------------------------------------------
                                                                                             1,719,050
--------------------------------------------------------------------------------------------------------
Lodging -- 3.1%
 3,000,000     BBB-  Hilton Hotels Corp., 5.000% due 5/15/06                                 2,673,750
 2,500,000     B     Signature Inns Inc., 5.750% due 1/15/07                                 1,753,125
--------------------------------------------------------------------------------------------------------
                                                                                             4,426,875
--------------------------------------------------------------------------------------------------------
Metals and Mining -- 1.9%
 3,000,000     BB+   Inco Ltd., 7.750% due 3/15/16                                           2,756,250
--------------------------------------------------------------------------------------------------------
Oil and Natural Gas -- 0.7%
 1,000,000     A-    Diamond Offshore Drilling Inc., 3.750% due 2/15/07                      1,057,500
--------------------------------------------------------------------------------------------------------
Pharmacy Services -- 1.0%
 2,000,000     BBB-  Omnicare Inc., 5.000% due 12/1/07                                       1,400,000
--------------------------------------------------------------------------------------------------------
Printing -- 1.5%
 2,000,000     BB-   World Color Press Inc., 6.000% due 10/1/07                              2,100,000
--------------------------------------------------------------------------------------------------------
Radio and Television -- 2.9%
 2,000,000     BBB-  Clear Channel Communications Inc., 2.625% due 4/1/03                    2,552,500
 3,000,000     BB+   Jacor Communications Inc., zero coupon due 2/9/18                       1,687,500
--------------------------------------------------------------------------------------------------------
                                                                                             4,240,000
--------------------------------------------------------------------------------------------------------
Restaurants - Food Service -- 1.6%
 3,000,000     B     CKE Restaurants, Inc., 4.250% due 3/15/04                               2,246,250
--------------------------------------------------------------------------------------------------------
Retail -- 7.1%
 1,000,000     A3*   Costco Cos., Inc., zero coupon due 8/19/17+                               886,250
 1,000,000     B-    Homebase Inc., 5.250% due 11/1/04+                                        775,000
 4,000,000     NR    Koninklijke Ahold NV, 3.000% due 9/30/03                                2,384,634

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT    RATING(a)                         SECURITY                                      VALUE
========================================================================================================
Retail -- 7.1% (continued)
$2,500,000     Baa2* Rite Aid Corp., 5.250% due 9/15/02+                                  $  2,440,625
 2,000,000     B-    The Sports Authority Inc., 5.250% due 9/15/01                           1,142,500
 7,000,000     BB-   Whole Foods Market Inc., zero coupon due 3/2/18+                        2,520,000
--------------------------------------------------------------------------------------------------------
                                                                                            10,149,009
--------------------------------------------------------------------------------------------------------
                     TOTAL CONVERTIBLE BONDS AND NOTES
                     (Cost -- $87,609,111)                                                  84,692,984
========================================================================================================
REPURCHASE AGREEMENT -- 8.2%
11,805,000           J.P. Morgan Corp., 5.050% due 8/2/99;
                     Proceeds at maturity -- $11,809,968; (Fully collateralized by U.S. Treasury Notes, 3.625% due 1/15/08;
                     Market value -- $12,041,124) (Cost -- $11,805,000)                     11,805,000
========================================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $149,659,573**)                                             $143,922,609
========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

++    Security is on loan (See Note 6).

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 13 for bond ratings.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definition of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") --Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.

AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB   -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") --Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   -- Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR   -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 13

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (Cost -- $149,659,573)                       $143,922,609
     Cash                                                                   578
     Collateral for securities on loan (Note 6)                       1,242,600
     Dividends and interest receivable                                1,195,804
     Receivable for Fund shares sold                                     16,080
--------------------------------------------------------------------------------
     Total Assets                                                   146,377,671
--------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 6)                          1,242,600
     Dividends payable                                                  400,878
     Payable for Fund shares purchased                                  103,437
     Investment advisory fees payable                                    56,956
     Administration fees payable                                         22,783
     Distribution fees payable                                            3,969
     Accrued expenses                                                    28,106
--------------------------------------------------------------------------------
     Total Liabilities                                                1,858,729
--------------------------------------------------------------------------------
Total Net Assets                                                   $144,518,942
================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                          $9,446
     Capital paid in excess of par value                            155,209,041
     Undistributed net investment income                                171,334
     Accumulated net realized loss from security transactions        (5,132,081)
     Net unrealized depreciation of investments                      (5,738,798)
--------------------------------------------------------------------------------
Total Net Assets                                                   $144,518,942
================================================================================
Shares Outstanding:
     Class A                                                          1,714,651
     ---------------------------------------------------------------------------
     Class B                                                          1,416,917
     ---------------------------------------------------------------------------
     Class L                                                             35,588
     ---------------------------------------------------------------------------
     Class O                                                             37,674
     ---------------------------------------------------------------------------
     Class Y                                                          6,240,893
     ---------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                      $15.25
     ---------------------------------------------------------------------------
     Class B *                                                           $15.22
     ---------------------------------------------------------------------------
     Class L **                                                          $15.18
     ---------------------------------------------------------------------------
     Class O **                                                          $15.19
     ---------------------------------------------------------------------------
     Class Y (and redemption price)                                      $15.34
     ---------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value)             $16.05
     ---------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value)             $15.33
================================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest                                                      $  5,053,989
     Dividends                                                        3,282,680
--------------------------------------------------------------------------------
     Total Investment Income                                          8,336,669
--------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 2)                                  727,464
     Distribution fees (Note 2)                                         295,113
     Administration fees (Note 2)                                       290,986
     Registration fees                                                   95,496
     Shareholder and system servicing fees                               86,683
     Shareholder communications                                          52,712
     Audit and legal                                                     28,411
     Trustees' fees                                                      25,851
     Pricing service fees                                                 6,099
     Custody                                                              5,052
     Other                                                                9,474
--------------------------------------------------------------------------------
     Total Expenses                                                   1,623,341
--------------------------------------------------------------------------------
Net Investment Income                                                 6,713,328
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions
     (excluding short-term securities):
       Proceeds from sales                                           36,333,307
       Cost of securities sold                                       41,414,723
--------------------------------------------------------------------------------
     Net Realized Loss                                               (5,081,416)
--------------------------------------------------------------------------------
     Change in Net Unrealized Depreciation of Investments:
       Beginning of year                                               (164,387)
       End of year                                                   (5,738,798)
--------------------------------------------------------------------------------
     Increase in Net Unrealized Depreciation                         (5,574,411)
--------------------------------------------------------------------------------
Net Loss on Investments                                             (10,655,827)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $ (3,942,499)
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 15

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                 For the Years Ended July 31,
--------------------------------------------------------------------------------

                                                                               1999             1998
=========================================================================================================
OPERATIONS:
     Net investment income                                                 $  6,713,328     $  5,477,773
     Net realized gain (loss)                                                (5,081,416)       7,697,282
     Increase in net unrealized depreciation                                 (5,574,411)     (11,026,016)
---------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                       (3,942,499)       2,149,039
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                   (6,407,643)      (5,935,316)
     Net realized gains                                                      (4,074,052)      (9,092,705)
---------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                                       (10,481,695)     (15,028,021)
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares                                        34,308,284       57,487,605
     Net asset value of shares issued for reinvestment of dividends           3,497,766        7,328,412
     Cost of shares reacquired                                              (24,850,065)     (18,012,365)
---------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                     12,955,985       46,803,652
---------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                            (1,468,209)      33,924,670
NET ASSETS:
     Beginning of year                                                      145,987,151      112,062,481
---------------------------------------------------------------------------------------------------------
     End of year*                                                          $144,518,942     $145,987,151
=========================================================================================================
   * Includes undistributed (overdistributed) net investment income of:        $171,334        $(185,015)
=========================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Convertible Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income, adjusted for accretion of original discount, is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1999, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group. For the year


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

ended July 31, 1999, SSB received no brokerage commissions.

For the year ended July 31, 1999, CFBDS and SSB received sales charges of approximately $16,000 and $2,000 on sales of the Fund's Class A and L shares, respectively.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended July 31, 1999, CDSCs paid to SSB were approximately $35,000 and $1,000 for Class B and L shares, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively. For the year ended July 31, 1999, total Distribution Plan fees incurred were:

                                 Class A       Class B       Class L     Class O
================================================================================
Distribution
 Plan Fees                       $77,104      $207,128       $3,857       $7,024
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the year ended July 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $40,736,169
--------------------------------------------------------------------------------
Sales                                                                 36,333,307
================================================================================

At July 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $8,307,656
Gross unrealized depreciation                                       (14,044,620)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(5,736,964)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 1999, the Fund had no open purchased put or call options contracts.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended July 31, 1999, the Fund did not have any written call or put options.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 1999, the Fund loaned common stocks having a value of $1,212,500 and holds the following collateral for loaned securities:


Security Description                                                    Value
================================================================================
Time Deposits:
 Bank Brussels Lambert, 5.156% due 8/2/99                             $  268,132
 Bank of Montreal, 5.125% due 8/2/99                                     173,163
 Barclays Bank PLC, 5.125% due 8/2/99                                    173,163
 Chase Manhattan Bank, 5.125% due 8/2/99                                 454,979
 Toronto Dominion Bank, 5.125% due 8/2/99                                173,163
--------------------------------------------------------------------------------
Total                                                                 $1,242,600
================================================================================

Income earned by the Fund from securities loaned for the year ended July 31, 1999 was $30,918.

7. Capital Loss Carryforward

At July 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $2,263,000, available to offset future capital gains through July 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

8. Shares of Beneficial Interest

At July 31, 1999, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At July 31, 1999, total paid-in capital amounted to the following for each class:

                                                  Class A           Class B          Class L           Class O          Class Y
====================================================================================================================================
Total Paid-in Capital                           $24,380,296       $24,338,345       $574,048          $678,247       $105,247,551
====================================================================================================================================

Transactions in shares of each class were as follows:

                                                               Year Ended                                     Year Ended
                                                              July 31, 1999                                  July 31, 1998
                                                      ------------------------------                 -------------------------------
                                                       Shares              Amount                      Shares             Amount
====================================================================================================================================
Class A
Shares sold                                            136,322         $  2,095,560                    187,183         $  3,373,179
Shares issued on reinvestment                          121,000            1,853,157                    211,208            3,642,177
Shares reacquired                                     (659,488)         (10,153,855)                  (366,561)          (6,468,130)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                               (402,166)        $ (6,205,138)                    31,830         $    547,226
====================================================================================================================================
Class B
Shares sold                                             85,020         $  1,307,023                    215,590         $  3,822,846
Shares issued on reinvestment                          101,749            1,556,010                    205,341            3,534,856
Shares reacquired                                     (876,431)         (13,432,261)                  (622,216)         (11,110,774)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                          (689,662)        $(10,569,228)                  (201,285)        $ (3,753,072)
====================================================================================================================================
Class L*
Shares sold                                             27,844         $    429,273                     15,235         $    263,764
Shares issued on reinvestment                            1,417               21,652                         63                1,070
Shares reacquired                                       (6,109)             (93,180)                    (2,862)             (48,369)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                            23,152         $    357,745                     12,436         $    216,465
====================================================================================================================================
Class O++
Shares sold                                                180         $      2,762                     37,643         $    677,932
Shares issued on reinvestment                            4,379               66,947                      8,745              150,309
Shares reacquired                                      (59,200)            (915,187)                   (21,450)            (385,092)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                (54,641)        $   (845,478)                    24,938         $    443,149
====================================================================================================================================
Class Y
Shares sold                                          1,965,698         $ 30,473,666                  2,733,387         $ 49,349,884
Shares issued on reinvestment                               --                   --                         --                   --
Shares reacquired                                      (16,550)            (255,582)                        --                   --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                         1,949,148         $ 30,218,084                  2,733,387         $ 49,349,884
====================================================================================================================================

* For Class L shares, transactions are for the period from June 15, 1998 (inception date) to July 31, 1998.
++      On June 12, 1998, Class C shares were renamed Class O shares.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class A Shares                                                  1999(1)         1998           1997          1996(1)         1995
====================================================================================================================================
Net Asset Value, Beginning of Year                             $ 16.90        $ 18.61        $ 15.66        $ 15.27        $ 14.56
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                           0.69           0.73           0.78           0.74           0.74
  Net realized and unrealized gain (loss)                        (1.24)         (0.39)          3.28           0.38           0.70
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                              (0.55)          0.34           4.06           1.12           1.44
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                          (0.66)         (0.79)         (0.75)         (0.73)         (0.73)
  Net realized gains                                             (0.44)         (1.26)         (0.36)            --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (1.10)         (2.05)         (1.11)         (0.73)         (0.73)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $ 15.25        $ 16.90        $ 18.61        $ 15.66        $ 15.27
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     (3.11)%         1.97%         26.94%          7.41%         10.35%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                 $26,141        $35,780        $38,803        $34,888        $35,238
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                        1.29%          1.25%          1.27%          1.40%          1.40%
  Net investment income                                           4.45           4.09           4.61           4.68           5.13
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                             27%            49%            57%            59%            48%
====================================================================================================================================

Class B Shares                                                  1999(1)         1998           1997          1996(1)         1995
====================================================================================================================================
Net Asset Value, Beginning of Year                             $ 16.89        $ 18.60        $ 15.66        $ 15.27        $ 14.56
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                           0.61           0.64           0.69           0.66           0.67
  Net realized and unrealized gain (loss)                        (1.24)         (0.38)          3.28           0.39           0.70
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                              (0.63)          0.26           3.97           1.05           1.37
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                          (0.60)         (0.71)         (0.67)         (0.66)         (0.66)
  Net realized gains                                             (0.44)         (1.26)         (0.36)            --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (1.04)         (1.97)         (1.03)         (0.66)         (0.66)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $ 15.22        $ 16.89        $ 18.60        $ 15.66        $ 15.27
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     (3.61)%         1.51%         26.29%          6.91%          9.80%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                 $21,559        $35,570        $42,927        $42,420        $45,524
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                        1.76%          1.74%          1.77%          1.90%          1.90%
  Net investment income                                           3.98           3.60           4.12           4.18           4.63
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                             27%            49%            57%            59%            48%
====================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 21

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class L Shares                                                  1999(1)       1998(2)
====================================================================================================================================
Net Asset Value, Beginning of Year                              $16.90        $17.14
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                           0.53          0.05
  Net realized and unrealized loss                               (1.24)        (0.17)
------------------------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                       (0.71)        (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                          (0.57)        (0.12)
  Net realized gains                                             (0.44)           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (1.01)        (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $15.18        $16.90
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     (4.08)%       (0.74)%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                  $  540        $  210
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                        2.30%         1.98%+
  Net investment income                                           3.39          2.51+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                             27%           49%
====================================================================================================================================

Class O Shares                                                  1999(1)       1998(3)          1997         1996(1)      1995(4)(5)
====================================================================================================================================
Net Asset Value, Beginning of Year                              $16.87        $18.58          $15.64        $15.27        $14.09
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                           0.61          0.63            0.67          0.67          0.50
  Net realized and unrealized gain (loss)                        (1.25)        (0.37)           3.31          0.37          1.17
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                              (0.64)         0.26            3.98          1.04          1.67
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                          (0.60)        (0.71)          (0.68)        (0.67)        (0.49)
  Net realized gains                                             (0.44)        (1.26)          (0.36)           --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (1.04)        (1.97)          (1.04)        (0.67)        (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $15.19        $16.87          $18.58        $15.64        $15.27
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     (3.66)%        1.53%          26.37%         6.82%        12.17%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                  $  572        $1,557          $1,252        $  641        $   83
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                        1.78%         1.70%           1.74%         1.86%         1.87%+
  Net investment income                                           4.00          3.63            4.14          4.17          4.77+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                             27%           49%             57%           59%           48%
====================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)     For the period from June 15, 1998 (inception date) to July 31, 1998.
(3)     On June 12, 1998, Class C shares were renamed Class O shares.
(4)     On November 7, 1994, the former Class D shares were renamed Class C shares.
(5)     For the period from November 7, 1994 (inception date) to July 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+       Annualized.


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class Y Shares                                                    1999(1)             1998               1997            1996(1)(2)
====================================================================================================================================
Net Asset Value, Beginning of Year                               $ 16.98            $ 18.66            $ 15.68            $16.15
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                             0.76               0.77               0.83              0.38
  Net realized and unrealized gain (loss)                          (1.25)             (0.35)              3.31             (0.46)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                (0.49)              0.42               4.14             (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                            (0.71)             (0.84)             (0.80)            (0.39)
  Net realized gains                                               (0.44)             (1.26)             (0.36)               --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (1.15)             (2.10)             (1.16)            (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $ 15.34            $ 16.98            $ 18.66            $15.68
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                       (2.68)%             2.42%             27.44%            (0.56)%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                   $95,707            $72,870            $29,080            $9,189
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                          0.83%              0.83%              0.85%             1.00%+
  Net investment income                                             4.87               4.49               5.04              4.98+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               27%                49%                57%               59%
====================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)     For the period from February 7, 1996 (inception date) to July 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+       Annualized.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 23

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
of Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Convertible Fund of Smith Barney Income Funds as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Convertible Fund of Smith Barney Income Funds as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                        /s/ KPMG LLP

New York, New York
September 14, 1999


--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 19, 1999, a special meeting of shareholders of the Trust was held for the purpose of electing Trustees of the Fund. The results of the vote were as follows:

                                     Shares Voted                  Percentage           Shares Voted                  Percentage
Name of Trustees                          For                     Shares Voted            Against                     Shares Voted
====================================================================================================================================
Lee Abraham                         543,591,987.967                  97.621%           13,249,035.953                     2.379%
Allan J. Bloostein                  543,887,340.881                  97.674            12,953,683.039                     2.326
Jane F. Dasher                      544,416,099.765                  97.769            12,424,924.155                     2.231
Donald R. Foley                     543,336,693.437                  97.575            13,504,330.483                     2.425
Richard E. Hanson, Jr.              544,212,126.755                  97.732            12,628,897.165                     2.268
Paul Hardin                         544,290,529.761                  97.746            12,550,494.159                     2.254
Heath B. McLendon                   544,304,571.357                  97.749            12,536,452.563                     2.251
Roderick C. Rasmussen               543,666,173.202                  97.634            13,174,850.718                     2.366
John P. Toolan                      544,353,379.596                  97.757            12,487,644.324                     2.243
====================================================================================================================================

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 1999:

        o       A corporate dividends received deduction of 38.13%.

        o       Total long-term capital gain distributions paid of $4,074,052.

A total of 5.65% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                 25

Smith Barney
Convertible Fund

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan


Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Robert E. Swab
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


Investment Adviser

SSBC Fund Management Inc.


Distributor

CFBDS, Inc.


Custodian

PNC Bank, N.A.


Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9699
Providence, RI 02940-9699


This report is submitted for the general information of the shareholders of Smith Barney Convertible Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a Service mark of Salomon Smith Barney Inc.


Smith Barney Convertible Fund
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD01020 9/99






                              [GRAPHIC OMITTED]

                              Smith Barney
                              Exchange
                              Reserve Fund

                              -------------
                              ANNUAL REPORT
                              -------------

                              July 31, 1999

                              [LOGO] Smith Barney
                                     Mutual Funds

Smith Barney
Exchange
Reserve Fund

[PHOTO OMITTED]              [PHOTO OMITTED]

HEATH B. MCLENDON            PHYLLIS M. ZAHORODNY

Chairman                     Vice President and
                             Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Exchange Reserve Fund ("Fund") for the year ended July 31, 1999. We hope you find this report to be useful and informative. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A summary of performance and more detailed financial information can be found in the appropriate sections that follow.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Summary

The chart below provides the yields for the Fund's Class B shares for the year ended July 31, 1999.

              Seven-Day                          30-Day
            Current Yield                         Yield
            -------------                         -----
                4.17%                             4.12%

Market Update and Outlook

The U.S. is in its ninth year of economic expansion and growth is now better than the historical average and stands at 4.0%. The earlier weaknesses in Asia, U.S. manufacturing and falling commodity prices have reversed. This has led the Federal Reserve Board ("Fed") to change its monetary stance to a "tightening bias" and raise interest rates at the June Federal Open Market Committee ("FOMC") meeting from 4.75% to 5.00% on the overnight federal-funds rate. As a result, the short-term yield curve has steepened. (The short-term yield curve shows the difference in yields between one month and one year money market securities.)

July's economic data remained strong, leading to a hawkish semi-annual Humphrey-Hawkins testimony to the U.S. House of Representatives.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             1

With the likelihood that interest rates are increased again, the market has priced itself to a 5.25% federal-funds rate now. Chairman Alan Greenspan warned that the Fed remains "especially alert to inflation risks," and "will have to act promptly and forcefully" if sustainable economic growth is threatened by forces of imbalances.

One indication of rising inflation could be a tendency for labor markets to tighten further. We are monitoring upcoming economic data closely to determine whether or not the Fed will tighten again. In our view, a significant increase in payroll growth or inflationary pressures will give the Fed reason to act.

Investment Strategy

Due to a strong economic environment and in anticipation of further interest rate tightening, as previously noted, the yield curve has continued to steepen. As a result, we have shortened our average maturity. At the end of the Fund's fiscal year end, the average maturity was 12 days.

The Fund remains well diversified with 36 different issuers. As of July 31, 1999, Fund assets were invested 61.0% in corporate commercial paper and 39.0% in bank obligations.

We are committed to our strategy of buying high quality securities and the credit quality of our investments remains strong. We have added several large companies such as International Business Machines Corp., BellSouth Telecommunications and Wal-Mart Stores to our approved list of issuers.

In closing, thank you for investing in the Smith Barney Exchange Reserve Fund Inc. We look forward to continuing to help you pursue your financial goals in the years ahead.


Sincerely,


/s/ Heath B. McLendon        /s/ Phyllis M. Zahorodny

Heath B. McLendon            Phyllis M. Zahorodny
Chairman                     Vice President and
                             Investment Officer

August 23, 1999


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                            July 31, 1999
--------------------------------------------------------------------------------

     FACE                                                                                ANNUALIZED
    AMOUNT                                      SECURITY                                    YIELD          VALUE
===================================================================================================================
FEDERAL AGENCY DISCOUNT NOTES -- 3.4%
  $5,000,000                Federal Home Loan Mortgage Corp. matures 8/6/99
                            (Cost -- $4,996,576)                                            4.97%      $  4,996,576
===================================================================================================================
COMMERCIAL PAPER -- 80.6%
   2,569,000                Alliance & Leicester Building Society matures 8/2/99            5.08          2,568,638
   4,000,000                American Express Credit Corp. matures 8/24/99                   5.09          3,987,069
   4,000,000                American Home Products matures 8/2/99                           5.10          3,999,433
   4,000,000                Ameritech Corp. matures 8/16/99                                 5.08          3,991,567
   4,000,000                ANZ Delaware Inc. matures 8/10/99                               5.11          3,994,910
   5,000,000                Associates First Capital Co. mature 8/12/99 to 9/2/99       5.05 to 5.11      4,983,391
   4,000,000                AT&T Corp. matures 8/18/99                                      5.06          3,990,480
   4,000,000                BCI Funding Corp. matures 8/19/99                               5.11          3,989,820
   5,000,000                Bellsouth Capital Funding mature 8/10/99 to 8/17/99         5.08 to 5.09      4,991,707
   4,000,000                Canadian Imperial Hldgs. Inc. matures 8/12/99                   5.10          3,993,797
   3,000,000                CIT Group Holdings Inc. matures 8/9/99                          4.93          2,996,740
   4,000,000                Daimler Chrysler North America Corp. matures 8/2/99             5.09          3,999,437
   4,500,000                Dresdner US Finance Inc. matures 8/11/99                        5.09          4,493,662
   2,900,000                E.I. du Pont de Nemours & Co. matures 8/16/99                   5.09          2,893,862
   5,000,000                Ford Motor Credit mature 8/3/99 to 8/19/99                  4.93 to 5.09      4,991,852
   5,000,000                General Electric Capital Corp.
                              mature 8/10/99 to 8/30/99                                 5.00 to 5.10      4,985,268
   5,000,000                General Motors Acceptance Corp.
                              mature 8/11/99 to 8/23/99                                 5.01 to 5.10      4,987,926
   4,000,000                Goldman Sachs matures 8/23/99                                   5.07          3,987,656
   3,000,000                GTE Funding Inc. matures 8/17/99                                5.09          2,993,227
   4,000,000                IBM Credit Corp. matures 8/2/99                                 5.08          3,999,437
   3,000,000                International Nederlanden US Funding matures 8/26/99            5.10          2,989,417
   2,500,000                Johnson & Johnson matures 8/23/99                               5.11          2,492,254
   3,599,000                J.P. Morgan Inc. matures 8/4/99                                 5.11          3,597,470
   6,000,000                Nestle Capital Corp. matures 8/3/99                             5.07          5,998,310
   4,000,000                Oesterreichsche Kontrollbank matures 8/13/99                    5.09          3,993,240
   2,000,000                Pfizer Inc. matures 8/16/99                                     5.09          1,995,783
   4,000,000                Procter & Gamble Co. matures 8/4/99                             5.06          3,998,319
   2,000,000                Transamerica Finance matures 8/5/99                             5.09          1,998,872
   4,000,000                USAA Capital Corp. matures 8/10/99                              5.07          3,994,951
   3,000,000                Walt Disney Company matures 8/10/99                             5.05          2,996,218
   4,000,000                Wells Fargo & Co. matures 8/16/99                               5.08          3,991,567
-------------------------------------------------------------------------------------------------------------------
                            TOTAL COMMERCIAL PAPER
                            (Cost -- $118,866,280)                                                      118,866,280
===================================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             3

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                July 31, 1999
--------------------------------------------------------------------------------

     FACE                                                                                ANNUALIZED
    AMOUNT                                      SECURITY                                    YIELD          VALUE
===================================================================================================================
TIME DEPOSITS -- 16.0%
  $6,000,000                Bank Austriaengesellschaft matures 8/2/99                       5.06%      $  6,000,000
   5,671,000                First Chicago (National Bank) matures 8/2/99                    5.12          5,671,000
   6,000,000                Paribas S.A. matures 8/2/99                                     5.13          6,000,000
   6,000,000                Republic National Bank matures 8/2/99                           5.06          6,000,000
-------------------------------------------------------------------------------------------------------------------
                            TOTAL TIME DEPOSITS
                            (Cost -- $23,671,000)                                                        23,671,000
===================================================================================================================
                            TOTAL INVESTMENTS -- 100%
                            (Cost -- $147,533,856*)                                                    $147,533,856
===================================================================================================================

* Aggregate cost for Federal income taxes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                July 31, 1999
--------------------------------------------------------------------------------

ASSETS:
    Investments, at amortized cost                                  $147,533,856
    Cash                                                                     892
    Interest receivable                                                    6,491
    Prepaid registration fees                                            280,070
    Receivable from manager                                              183,227
--------------------------------------------------------------------------------
    Total Assets                                                     148,004,536
--------------------------------------------------------------------------------
LIABILITIES:
    Dividends payable                                                    292,760
    Distribution fees payable                                             93,448
    Administration fees payable                                           48,902
    Investment advisory fees payable                                      38,080
    Accrued expenses                                                      67,500
--------------------------------------------------------------------------------
    Total Liabilities                                                    540,690
--------------------------------------------------------------------------------
Total Net Assets                                                    $147,463,846
================================================================================
NET ASSETS:
    Par value of shares of beneficial interest                      $    147,484
    Capital paid in excess of par value                              147,316,362
--------------------------------------------------------------------------------
Total Net Assets                                                    $147,463,846
================================================================================
Shares Outstanding:
    Class B                                                          120,149,909
    ----------------------------------------------------------------------------
    Class L                                                           27,333,775
    ----------------------------------------------------------------------------
Net Asset Value, Per Class                                                 $1.00
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             5

--------------------------------------------------------------------------------
Statement of Operations                         For the Year Ended July 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                          $7,285,513
--------------------------------------------------------------------------------
EXPENSES:
    Distribution fees (Note 3)                                           705,198
    Investment advisory fees (Note 3)                                    423,119
    Administration fees (Note 3)                                         282,079
    Shareholder and system servicing fees                                 77,273
    Registration fees                                                     73,069
    Audit and legal                                                       56,448
    Custody                                                               23,341
    Shareholder communications                                            13,200
    Director fees                                                          9,396
    Other                                                                  1,880
--------------------------------------------------------------------------------
    Total Expenses                                                     1,665,003
--------------------------------------------------------------------------------
Net Investment Income                                                  5,620,510
--------------------------------------------------------------------------------
Net Realized Gain From Security Transactions                              14,111
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $5,634,621
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                 For the Years Ended July 31,
--------------------------------------------------------------------------------

                                                      1999             1998
================================================================================
OPERATIONS:
    Net investment income                        $   5,620,510    $   4,831,392
    Net realized gain                                   14,111            4,628
-------------------------------------------------------------------------------
    Increase in Net Assets From Operations           5,634,621        4,836,020
-------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 2)                  (5,620,510)      (4,831,392)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
    Net proceeds from sale of shares               952,335,299      430,187,888
    Net asset value of shares issued for
      reinvestment of dividends                      4,687,823        4,209,538
    Cost of shares reacquired                     (893,074,660)    (473,623,461)
-------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From
      Fund Share Transactions                       63,948,462      (39,226,035)
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                   63,962,573      (39,221,407)

NET ASSETS:
    Beginning of year                               83,501,273      122,722,680
-------------------------------------------------------------------------------
    End of year                                  $ 147,463,846    $  83,501,273
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             7

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Exchange Reserve Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High In come Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund, Smith Barney Balanced Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other Funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) the Fund uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) interest income is recorded on an accrual basis; (d) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of the relative net assets of each class; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $19,838 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Dividends

The Fund declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date. Net realized gains, if any, are distributed annually.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSBC Fund Management Inc. ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. ("CFBDS") became the Fund's distributor. Prior to that date, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the Public as a member of the selling group.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year from the date such investment was made. For the year ended July 31, 1999, CDSCs paid to SSB were approximately:

                                                              Class B    Class L
================================================================================
CDSCs                                                        $491,000    $14,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% of the average daily net assets for each class, respectively. For the year ended July 31, 1999, total Distribution Plan fees incurred were:

                                                              Class B    Class L
================================================================================
Distribution Plan Fees                                       $614,878    $90,320
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             9

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Shares of Beneficial Interest

The Fund may issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Because the Fund has sold shares, issued shares as reinvestments of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

Transactions in shares of beneficial interest of the Fund were as follows:

                                                 Year Ended          Year Ended
                                               July 31, 1999       July 31, 1998
================================================================================
Class B
Shares sold                                     665,571,157         319,546,146
Shares issued on reinvestment                     4,157,911           3,892,738
Shares reacquired                              (623,800,133)       (366,172,777)
--------------------------------------------------------------------------------
Net Increase (Decrease)                          45,928,935         (42,733,893)
================================================================================
Class L+
Shares sold                                     286,764,142         110,641,742
Shares issued on reinvestment                       529,912             316,800
Shares reacquired                              (269,274,527)       (107,450,684)
--------------------------------------------------------------------------------
Net Increase                                     18,019,527           3,507,858
================================================================================

+ On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended July 31, except where noted:

Class B Shares                       1999(1)              1998               1997             1996             1995
====================================================================================================================
Net Asset Value,
  Beginning of Year                    $1.00              $1.00              $1.00            $1.00            $1.00
--------------------------------------------------------------------------------------------------------------------
  Net investment income                0.040              0.044              0.043            0.044            0.044
  Dividends from net
    investment income                 (0.040)            (0.044)            (0.043)          (0.044)          (0.044)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $1.00              $1.00              $1.00            $1.00            $1.00
--------------------------------------------------------------------------------------------------------------------
Total Return                            4.05%              4.51%              4.43%            4.53%            4.49%
--------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Year (000s)                $120,127            $74,186           $116,915         $150,421         $160,432
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                              1.18%              1.21%              1.16%            1.17%            1.24%
  Net investment income                 3.98               4.43               4.34             4.45             4.35
====================================================================================================================

Class L Shares                       1999(1)            1998(2)              1997             1996           1995(3)
====================================================================================================================
Net Asset Value,
  Beginning of Year                    $1.00              $1.00              $1.00            $1.00            $1.00
--------------------------------------------------------------------------------------------------------------------
  Net investment income                0.040              0.044              0.043            0.044            0.035
  Dividends from net
    investment income                 (0.040)            (0.044)            (0.043)          (0.044)          (0.035)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $1.00              $1.00              $1.00            $1.00            $1.00
--------------------------------------------------------------------------------------------------------------------
Total Return                            4.04%              4.52%              4.42%            4.51%            3.52%++
--------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Year (000s)                 $27,337             $9,315             $5,808           $9,444           $2,850
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                              1.21%              1.21%              1.16%            1.17%            1.21%+
  Net investment income                 3.95               4.43               4.34             4.39             4.76+
====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3)   For the period from November 7, 1994 (inception date) to July 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                            11

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of

Smith Barney Income Funds:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Exchange Reserve Fund of Smith Barney Income Funds as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Exchange Reserve Fund of Smith Barney Income Funds as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                      /s/ KPMG LLP


New York, New York
September 14, 1999


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 1999:

A total of 0.28% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                            13

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On May 12, 1999, a special meeting of shareholders of the Trust was held for the purpose of electing Trustees to the Trust.

The results of the vote were as follows:

                           Shares Voted     Percentage    Shares Voted    Percentage
Name of Trustees                For        Shares Voted      Against     Shares Voted
=====================================================================================
Lee Abraham               62,342,961.572      98.630%      865,940.611       1.370%
Allan J. Bloostein        62,384,540.377      98.696       824,351.806       1.304
Jane F. Dasher            62,392,002.787      98.708       816,889.396       1.292
Donald R. Foley           62,322,262.500      98.595       886,629.683       1.403
Richard E. Hanson, Jr.    62,380,877.618      98.690       828,014.565       1.310
Paul Hardin               62,379,975.324      98.689       828,916.859       1.311
Heath B. McLendon         62,370,291.215      98.673       838,630.968       1.327
Roderick C. Rasmussen     62,346,471.848      98.636       862,420.335       1.364
John P. Toolan            62,396,377.832      98.715       812,514.351       1.285
=====================================================================================


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

                                                              SALOMONSMITHBARNEY
                                                              ------------------
                                                     A member of citigroup[LOGO]

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
President and Investment Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Phyllis M. Zahorodny
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser
and Administrator

SSBC Fund Management Inc.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing
Agent

First Data Investor Services
Group, Inc.
P.O. Box 9699
Providence, RI 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Income Funds -- Smith Barney Exchange Reserve Fund. It is not au thorized for distribution to prospec tive inves tors unless accompanied or pre ceded by a current Prospectus for the Fund, which contains information con cerning the Fund's investment policies, fees and expenses as well as other per ti nent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Exchange Reserve Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD01183 9/99


